(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Index

Identification
Capital Stock Breakdown	1
Earnings Distribution	2
Individual Financial Statements
Balance Sheet Assets	3
Balance Sheet Liabilities	4
Statement of Income	6
Statement of Comprehensive Income	7
Statement of Cash Flows	8
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2016 to 03/31/2016	9
Statement of Changes in Shareholders' Equity - from 01/01/2015 to 03/31/2015	10
Statement of Added Value	11
Consolidated Financial Statements
Balance Sheet Assets	12
Balance Sheet Liabilities	13
Statement of Income	15
Statement of Comprehensive Income	16
Statement of Cash Flows	17
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2016 to 03/31/2016	18
Statement of Changes in Shareholders' Equity - from 01/01/2015 to 03/31/2015	19
Statement of Added Value	20
Management Report	21
Explanatory Notes	54
Breakdown of the Capital by Owner	137
Declarations and Opinion
Independent Auditors' Report on Review of Quartely Financial Information	138
Opinion of the Audit Commitee	140
Statement of Executive Board on the Quartely Financial Information and Independent Auditor's Report on Review of Interim Financial Information	141

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Identification / Capital Stock Breakdown

Number of shares	Current Year
(Units)	03.31.16

Paid-in Capital
Common	812,473,246
Preferred	-
Total	812,473,246

Treasury Shares
Common	5,829,701
Preferred	-
Total	5,829,701

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Identification / Earnings Distribution

Identification/ Earnings distribution

Event	Approval	Corporate action	Begin payments	Type os shares	Earning per share
Executive Board Meeting	December 17, 2015	Dividend	February 12, 2016	Ordinary	0.11290
Executive Board Meeting	December 17, 2015	Interest on shareholders’ equity	February 12, 2016	Ordinary	0.58446
Executive Board Meeting	February 25, 2016	Dividend	April 01, 2016	Ordinary	0.12175

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS /Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 03.31.16	Previous Year 12.31.15
1	Total Assets	39,287,206	38,019,602
1.01	Current Assets	13,919,853	12,212,817
1.01.01	Cash and Cash Equivalents	1,905,405	845,085
1.01.02	Marketable Securities	402,885	197,807
1.01.02.01	Financial Investments Evaluated at Fair Value	402,885	197,807
1.01.02.01.01	Held for Trading	402,885	197,807
1.01.03	Trade Accounts Receivable	5,089,071	5,230,261
1.01.03.01	Trade Accounts Receivable	4,799,218	4,948,745
1.01.03.02	Other Receivables	289,853	281,516
1.01.04	Inventories	2,784,975	2,703,330
1.01.05	Biological Assets	1,482,719	1,322,317
1.01.06	Recoverable Taxes	1,104,049	1,074,175
1.01.06.01	Current Recoverable Taxes	1,104,049	1,074,175
1.01.08	Other Current Assets	1,150,749	839,842
1.01.08.02	Assets of Discontinued Operations	23,219	32,442
1.01.08.02.01	Assets of Discontinued Operations and Held for Sale	23,219	32,442
1.01.08.03	Other	1,127,530	807,400
1.01.08.03.01	Interest on Shareholders' Equity Receivable	10,155	23,138
1.01.08.03.02	Derivatives	359,328	118,680
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	79,972	78,801
1.01.08.03.05	Other	620,072	586,781
1.01.08.03.06	Restricted Cash	58,003	-
1.02	Non-current Assets	25,367,353	25,806,785
1.02.01	Non-current Assets	4,996,236	5,044,128
1.02.01.01	Financial Investments Evaluated at Fair Value	324,510	385,700
1.02.01.01.02	Available for Sale	324,510	385,700
1.02.01.02	Marketable Securities Valued at Amortized Cost	72,628	70,338
1.02.01.02.01	Held to Maturity	72,628	70,338
1.02.01.03	Trade Accounts Receivable	213,613	232,223
1.02.01.03.01	Trade Accounts Receivable	5,390	4,133
1.02.01.03.02	Other Receivables	208,223	228,090
1.02.01.05	Biological Assets	775,411	760,267
1.02.01.06	Deferred Taxes	1,089,987	1,248,880
1.02.01.06.01	Deferred Income Tax and Social Contribution	1,089,987	1,248,880
1.02.01.09	Other Non-current Assets	2,520,087	2,346,720
1.02.01.09.03	Judicial Deposits	770,952	725,324
1.02.01.09.04	Recoverable Taxes	1,117,245	942,147
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	63,328	74,164
1.02.01.09.07	Restricted Cash	441,238	479,828
1.02.01.09.08	Other	127,324	125,257
1.02.02	Investments	6,634,277	7,210,114
1.02.02.01	Investments	6,634,277	7,210,114
1.02.02.01.01	Equity in Associates	11,331	27,004
1.02.02.01.02	Interest on Wholly-owned Subsidiaries	6,621,839	7,182,003
1.02.02.01.04	Other	1,107	1,107
1.02.03	Property, Plant and Equipment, Net	10,266,665	10,100,986
1.02.03.01	Property, Plant and Equipment in Operation	9,394,938	9,264,458
1.02.03.02	Property, Plant and Equipment Leased	111,420	120,696
1.02.03.03	Property, Plant and Equipment in Progress	760,307	715,832
1.02.04	Intangible	3,470,175	3,451,557
1.02.04.01	Intangible	3,470,175	3,451,557
1.02.04.01.02	Software	152,244	149,938
1.02.04.01.03	Trademarks	1,173,000	1,173,000
1.02.04.01.04	Other	18,783	10,048
1.02.04.01.05	Goodwill	2,096,587	2,096,587
1.02.04.01.06	Software Leased	29,561	21,984

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS /Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 03.31.16	Previous Year 12.31.15
2	Total Liabilities	39,287,206	38,019,602
2.01	Current Liabilities	10,351,893	10,350,198
2.01.01	Social and Labor Obligations	104,114	104,724
2.01.01.01	Social Obligations	23,122	15,031
2.01.01.02	Labor Obligations	80,992	89,693
2.01.02	Trade Accounts Payable	4,886,759	5,199,319
2.01.02.01	Domestic Suppliers	3,643,645	3,933,753
2.01.02.01.01	Domestic Suppliers	3,283,481	3,248,156
2.01.02.01.02	Supply Chain Finance	360,164	685,597
2.01.02.02	Foreign Suppliers	1,243,114	1,265,566
2.01.02.02.01	Foreign Suppliers	798,002	776,569
2.01.02.02.02	Supply Chain Finance	445,112	488,997
2.01.03	Tax Obligations	230,873	196,780
2.01.03.01	Federal Tax Obligations	134,319	82,999
2.01.03.01.01	Income and Social Contribution Payable	92,462	-
2.01.03.01.02	Other Federal	41,857	82,999
2.01.03.02	State Tax Obligations	93,942	110,912
2.01.03.03	Municipal Tax Obligations	2,612	2,869
2.01.04	Short Term Debts	3,297,501	2,525,646
2.01.04.01	Short Term Debts	3,297,501	2,525,646
2.01.04.01.01	Local Currency	1,614,912	1,462,046
2.01.04.01.02	Foreign Currency	1,682,589	1,063,600
2.01.05	Other Obligations	1,213,773	1,737,973
2.01.05.01	Advances from related parties	338,032	17,492
2.01.05.01.04	Advances from related parties	338,032	17,492
2.01.05.02	Other	875,741	1,720,481
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	2,329	518,450
2.01.05.02.04	Derivatives	641,786	619,874
2.01.05.02.05	Management and Employees Profit Sharing	24,010	264,633
2.01.05.02.08	Other Obligations	207,616	317,524
2.01.06	Provisions	618,873	585,756
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	224,977	223,766
2.01.06.01.01	Tax Risk Provisions	54,000	47,923
2.01.06.01.02	Social Security and Labor Risk Provisions	154,804	153,210
2.01.06.01.04	Civil Risk Provisions	16,173	22,633
2.01.06.02	Other Provisons	393,896	361,990
2.01.06.02.04	Vacations & Christmas Bonuses Provisions	326,632	294,726
2.01.06.02.05	Employee Benefits Provisions	67,264	67,264
2.02	Non-current Liabilities	15,455,830	14,152,627
2.02.01	Long-term Debt	12,404,163	11,054,455
2.02.01.01	Long-term Debt	12,404,163	11,054,455
2.02.01.01.01	Local Currency	4,459,656	2,357,579
2.02.01.01.02	Foreign Currency	7,944,507	8,696,876
2.02.02	Other Obligations	1,817,291	1,909,243
2.02.02.01	Liabilities with Related Parties	1,102,838	1,208,007
2.02.02.01.04	Advances from Related Parties and Other Liabilities	1,102,838	1,208,007
2.02.02.02	Other	714,453	701,236
2.02.02.02.06	Other Obligations	714,453	701,236

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS /Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 03.31.16	Previous Year 12.31.15
2.02.04	Provisions	1,234,376	1,188,929
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	992,778	957,149
2.02.04.01.01	Tax Risk Provisions	188,947	190,908
2.02.04.01.02	Social Security and Labor Risk Provisions	237,504	206,258
2.02.04.01.04	Civil Risk Provision	49,385	43,041
2.02.04.01.05	Contingent Liability	516,942	516,942
2.02.04.02	Other Provisons	241,598	231,780
2.02.04.02.04	Employee Benefits Provisions	241,598	231,780
2.03	Shareholders' Equity	13,479,483	13,516,777
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	(364,265)	(3,940,955)
2.03.02.01	Goodwill on the Shares Issuance	166,192	174,014
2.03.02.04	Granted Options	180,029	160,323
2.03.02.05	Treasury Shares	(365,330)	(3,947,933)
2.03.02.07	Gain on Disposal of Shares	(56,856)	(39,059)
2.03.02.08	Goodwill on Acquisition of Non-Controlling Entities	(47,417)	(47,417)
2.03.02.09	Acquisition of Non-Controlling Entities	(240,883)	(240,883)
2.03.04	Profit Reserves	2,241,399	6,076,775
2.03.04.01	Legal Reserves	540,177	540,177
2.03.04.02	Statutory Reserves	1,159,816	5,019,408
2.03.04.07	Tax Incentives Reserve	541,406	517,190
2.03.05	Accumulated Earnings	14,846	-
2.03.08	Other Comprehensive Income	(872,968)	(1,079,514)
2.03.08.01	Derivative Financial Intruments	(595,826)	(1,123,196)
2.03.08.02	Financial Instruments (Available for Sale)	(38,353)	(8,466)
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(262,429)	32,277
2.03.08.04	Actuarial Losses	23,640	19,871

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS / Statement of Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 03.31.16	Accumulated Previous Year 01.01.15 to 03.31.15
3.01	Net Sales	6,614,992	5,852,878
3.02	Cost of Goods Sold	(5,161,845)	(4,427,676)
3.03	Gross Profit	1,453,147	1,425,202
3.04	Operating (Expenses) Income	(1,308,859)	(268,608)
3.04.01	Selling	(912,863)	(921,063)
3.04.02	General and Administrative	(68,813)	(67,960)
3.04.04	Other Operating Income	43,900	13,922
3.04.05	Other Operating Expenses	(77,683)	(245,439)
3.04.06	Income from Associates and Joint Ventures	(293,400)	951,932
3.05	Income Before Financial and Tax Results	144,288	1,156,594
3.06	Financial Results	(106,170)	(643,197)
3.06.01	Financial Income	999,168	834,075
3.06.02	Financial Expenses	(1,105,338)	(1,477,272)
3.07	Income Before Taxes	38,118	513,397
3.08	Income and Social Contribution	944	(51,770)
3.08.01	Current	(92,462)	1,019
3.08.02	Deferred	93,406	(52,789)
3.09	Net Income from Continued Operations	39,062	461,627
3.10	Net Income from Discontinued Operations	-	2,979
3.10.01	Net Income/Loss of Discontinued Operations, Net	-	2,979
3.11	Net Income	39,062	464,606
3.99	Earnings per Share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	0.04841	0.54297
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	0.04841	0.54255

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 03.31.16	Accumulated Previous Year 01.01.15 to 03.31.15
4.01	Net Income	39,062	464,606
4.02	Other Comprehensive Income	206,546	(243,168)
4.02.01	Gains (Losses) in Foreign Currency Translation Adjustments	(294,706)	150,758
4.02.02	Unrealized Gains (Losses) in Available for Sale Marketable Securities	(48,883)	16,524
4.02.03	Taxes on unrealized gains (losses) on investments on available for sale	18,996	35
4.02.04	Unrealized gains (losses) on cash flow hedge	798,534	(624,515)
4.02.05	Taxes on unrealized gains (losses) on cash flow hedge	(271,164)	209,543
4.02.06	Actuarial gains (losses) on pension and post-employment plans	5,710	6,798
4.02.07	Taxes on realized gains (losses) on pension post-employment plans	(1,941)	(2,311)
4.03	Comprehensive Income	245,608	221,438

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS / Statement of Cash Flow

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 03.31.16	Accumulated Previous Year 01.01.15 to 03.31.15
6.01	Net Cash Provided by Operating Activities	(299,784)	1,308,722
6.01.01	Cash from Operations	(247,014)	1,447,120
6.01.01.01	Net Income for the period	39,062	461,627
6.01.01.03	Depreciation and Amortization	171,154	158,766
6.01.01.04	Depreciation and Depletion of Biological Assets	150,651	127,464
6.01.01.05	Results on Disposals of Property, Plant and Equipments	5,874	(11,256)
6.01.01.07	Deferred Income Tax	(93,406)	52,789
6.01.01.08	Provision for Tax, Civil and Labor Risks	53,387	16,533
6.01.01.09	Other Provisions	(13,030)	214,696
6.01.01.10	Interest and Exchange Rate Variations	(854,106)	1,378,433
6.01.01.11	Equity Pick-Up	293,400	(951,932)
6.01.02	Changes in Operating Assets and Liabilities	(52,770)	(142,333)
6.01.02.01	Trade Accounts Receivable	168,182	629,585
6.01.02.02	Inventories	(87,265)	(200,849)
6.01.02.03	Trade Accounts Payable	164,008	327,176
6.01.02.04	Supply Chain Finance	(369,318)	-
6.01.02.05	Payment of Tax, Civil and Labor Risks Provisions	(49,082)	(54,739)
6.01.02.06	Others Rights and Obligations	(23,395)	(40,086)
6.01.02.07	Investment in Held for Trading Securities	(198,662)	(76,873)
6.01.02.08	Redemption of Held for Trading Securities	-	59,873
6.01.02.11	Other Financial Assets and Liabilities	579,836	(647,068)
6.01.02.12	Payment of Interest	(65,054)	(78,438)
6.01.02.14	Interest on Shareholders' Equity Received	(11,618)	9,027
6.01.02.15	Biological assets - Current	(160,402)	(69,941)
6.01.03	Other	-	3,935
6.01.03.01	Net Cash Provided by Operating Activities from Discontinued Operations	-	3,935
6.02	Net Cash Provided by Investing Activities	(634,001)	(262,284)
6.02.05	Redemptions of Restricted Cash (Investments)	(19,413)	(5,275)
6.02.06	Additions to Property, Plant and Equipment	(458,642)	(143,252)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	33,470	31,701
6.02.09	Additions to Intangible	(23,251)	(6,827)
6.02.10	Additions to Biological Assets - Non-current	(165,849)	(132,198)
6.02.11	Investments in associates and joint venturies	(316)	(434)
6.02.17	Net Cash Applied in Investing Activities from Discontinued Operations	-	(5,999)
6.03	Net Cash Provided by Financing Activities	1,994,641	(2,066,174)
6.03.01	Proceeds from Debt Issuance	3,049,211	155,950
6.03.02	Payment of Debt	(212,740)	(749,419)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(663,051)	(463,254)
6.03.06	Treasury Shares Acquisition	(178,779)	(1,028,771)
6.03.07	Treasury Shares Disposal	-	19,320
6.04	Exchange Rate Variation on Cash and Cash Equivalents	(536)	18,916
6.05	Decrease in Cash and Cash Equivalents	1,060,320	(1,000,820)
6.05.01	At the Beginning of the Period	845,085	1,979,357
6.05.02	At the End of the Period	1,905,405	978,537

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2016 to 03/31/2016

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity
5.01	Balance at January 1, 2016	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777
5.03	Opening Balance Adjusted	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777
5.04	Share-based Payments	-	3,576,690	(3,859,592)	-	-	(282,902)
5.04.03	Options Granted	-	19,706	-	-	-	19,706
5.04.04	Treasury Shares Acquired	-	(178,779)	-	-	-	(178,779)
5.04.06	Dividends	-	-	(98,210)	-	-	(98,210)
5.04.08	Gain on Disposal of Shares	-	-	-	-	-	-
5.04.09	Treasury Shares Canceled	-	3,761,382	(3,761,382)	-	-	-
5.04.10	Valuation of shares	-	(7,822)	-	-	-	(7,822)
5.04.11	Options Canceled	-	(17,797)	-	-	-	(17,797)
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	39,062	206,546	245,608
5.05.01	Net Income for the Period	-	-	-	39,062	-	39,062
5.05.02	Other Comprehensive Income	-	-	-	-	206,546	206,546
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	798,534	798,534
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(271,164)	(271,164)
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(48,883)	(48,883)
5.05.02.07	Tax on Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	18,996	18,996
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	3,769	3,769
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(294,706)	(294,706)
5.06	Statements of Changes in Shareholders' Equity	-	-	24,216	(24,216)	-	-
5.06.08	Tax Incentives Reserve	-	-	24,216	(24,216)	-	-
5.07	Balance at March 31, 2016	12,460,471	(364,265)	2,241,399	14,846	(872,968)	13,479,483

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2015 to 03/31/2015

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity
5.01	Balance at January 1, 2015	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477
5.03	Opening Balance Adjusted	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477
5.04	Share-based Payments	-	(1,004,525)	-	-	-	(1,004,525)
5.04.03	Options Granted	-	4,926	-	-	-	4,926
5.04.04	Treasury Shares Acquired	-	(1,028,771)	-	-	-	(1,028,771)
5.04.05	Treasury Shares Sold	-	29,635	-	-	-	29,635
5.04.08	Gain on Disposal of Shares	-	(10,315)	-	-	-	(10,315)
5.04.09	Treasury Shares Canceled	-	-	-	-	-	-
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	464,606	(243,168)	221,438
5.05.01	Net Income for the Period	-	-	-	464,606	-	464,606
5.05.02	Other Comprehensive Income	-	-	-	-	(243,168)	(243,168)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(624,515)	(624,515)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	209,543	209,543
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	16,524	16,524
5.05.02.07	Tax on Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	35	35
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	4,487	4,487
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	150,758	150,758
5.06	Statements of Changes in Shareholders' Equity	-	-	28,273	(28,273)	-	-
5.06.08	Tax Incentives Reserve	-	-	28,273	(28,273)	-	-
5.07	Balance at March 31, 2015	12,460,471	(1,199,953)	3,974,098	436,333	(863,559)	14,807,390

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Individual FS / Statement of Value Added

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 03.31.16	Accumulated Previous Year 01.01.15 to 03.31.15
7.01	Revenues	7,560,957	6,458,830
7.01.01	Sales of Goods, Products and Services	7,255,547	6,506,684
7.01.02	Other Income	(29,337)	(138,361)
7.01.03	Revenue Related to Construction of Own Assets	314,835	147,816
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal	19,912	(57,309)
7.02	Raw Material Acquired from Third Parties	(5,066,748)	(4,214,771)
7.02.01	Costs of Products and Goods Sold	(4,080,922)	(3,478,208)
7.02.02	Materials, Energy, Third Parties Services and Other	(991,446)	(740,003)
7.02.03	Recovery (Loss) of Assets Values	5,620	3,440
7.03	Gross Added Value	2,494,209	2,244,059
7.04	Retentions	(321,805)	(286,230)
7.04.01	Depreciation, Amortization and Exhaustion	(321,805)	(286,230)
7.05	Net Added Value	2,172,404	1,957,829
7.06	Received from Third Parties	706,049	1,786,415
7.06.01	Equity Pick-Up	(293,400)	951,932
7.06.02	Financial Income	999,168	834,075
7.06.03	Other	281	408
7.07	Added Value to be Distributed	2,878,453	3,744,244
7.08	Distribution of Added Value	2,878,453	3,744,244
7.08.01	Payroll	955,953	941,355
7.08.01.01	Salaries	721,696	728,004
7.08.01.02	Benefits	181,731	164,651
7.08.01.03	Government Severance Indemnity Fund for Employees Guarantee Fund for Length of Service - FGTS	52,526	48,700
7.08.02	Taxes, Fees and Contributions	718,776	803,199
7.08.02.01	Federal	354,299	434,270
7.08.02.02	State	357,144	361,632
7.08.02.03	Municipal	7,333	7,297
7.08.03	Capital Remuneration from Third Parties	1,164,662	1,538,063
7.08.03.01	Interests	1,113,967	1,481,892
7.08.03.02	Rents	50,695	56,171
7.08.04	Interest on Own Capital	39,062	461,627
7.08.04.02	Dividends	98,210	-
7.08.04.03	Retained Earnings	(59,148)	461,627

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 03.31.16	Previous Year 12.31.15
1	Total Assets	41,476,364	40,388,014
1.01	Current Assets	18,648,055	19,180,049
1.01.01	Cash and Cash Equivalents	5,639,250	5,362,890
1.01.02	Marketable Securities	852,378	734,711
1.01.02.01	Financial Investments Evaluated at Fair Value	852,378	734,711
1.01.02.01.01	Held for Trading	513,971	375,562
1.01.02.01.02	Available for Sale	338,407	359,149
1.01.03	Trade Accounts Receivable	3,532,983	4,180,024
1.01.03.01	Trade Accounts Receivable	3,234,158	3,876,308
1.01.03.02	Other Receivables	298,825	303,716
1.01.04	Inventories	4,518,198	4,032,911
1.01.05	Biological Assets	1,494,014	1,329,861
1.01.06	Recoverable Taxes	1,308,762	1,231,759
1.01.06.01	Current Recoverable Taxes	1,308,762	1,231,759
1.01.08	Other Current Assets	1,302,470	2,307,893
1.01.08.02	Assets of Discontinued Operations	23,225	32,448
1.01.08.02.01	Assets of Discontinued Operations and Held for Sale	23,225	32,448
1.01.08.03	Other	1,279,245	2,275,445
1.01.08.03.01	Interest on Shareholders' Equity Receivable	8,538	21,586
1.01.08.03.02	Derivatives	371,630	129,387
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	79,972	78,801
1.01.08.03.05	Other	761,102	699,397
1.01.08.03.06	Restricted Cash	58,003	1,346,274
1.02	Non-current Assets	22,828,309	21,207,965
1.02.01	Non-current Assets	5,083,404	5,095,410
1.02.01.01	Financial Investments Evaluated at Fair Value	324,510	385,700
1.02.01.01.02	Available for Sale	324,510	385,700
1.02.01.02	Marketable Securities Evaluated at Amortized Cost	72,628	70,338
1.02.01.02.01	Held to Maturity	72,628	70,338
1.02.01.03	Trade Accounts Receivable	215,459	234,914
1.02.01.03.01	Trade Accounts Receivable	5,390	4,133
1.02.01.03.02	Other Receivables	210,069	230,781
1.02.01.05	Biological Assets	797,431	761,022
1.02.01.06	Deferred Taxes	1,114,557	1,255,976
1.02.01.06.01	Deferred Income Tax and Social Contribution	1,114,557	1,255,976
1.02.01.09	Other Non-current Assets	2,558,819	2,387,460
1.02.01.09.03	Judicial Deposits	776,909	732,106
1.02.01.09.04	Recoverable Taxes	1,143,554	968,705
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	63,328	74,164
1.02.01.09.07	Restricted Cash	441,238	479,828
1.02.01.09.08	Other	133,790	132,657
1.02.02	Investments	162,888	185,892
1.02.02.01	Investments	162,888	185,892
1.02.02.01.01	Equity in Associates	161,481	184,416
1.02.02.01.04	Other	1,407	1,476
1.02.03	Property, Plant and Equipment, Net	11,267,621	10,915,752
1.02.03.01	Property, Plant and Equipment in Operation	10,271,871	10,005,274
1.02.03.02	Property, Plant and Equipment Leased	111,420	120,696
1.02.03.03	Property, Plant and Equipment in Progress	884,330	789,782
1.02.04	Intangible	6,314,396	5,010,911
1.02.04.01	Intangible	6,314,396	5,010,911
1.02.04.01.02	Software	181,031	180,292
1.02.04.01.03	Trademarks	1,333,892	1,372,018
1.02.04.01.04	Other	572,494	658,515
1.02.04.01.05	Goodwill	4,197,418	2,778,102
1.02.04.01.06	Software Leased	29,561	21,984

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 03.31.16	Previous Year 12.31.15
2	Total Liabilities	41,476,364	40,388,014
2.01	Current Liabilities	11,454,017	11,621,113
2.01.01	Social and Labor Obligations	159,068	159,189
2.01.01.01	Social Obligations	42,397	29,382
2.01.01.02	Labor Obligations	116,671	129,807
2.01.02	Trade Accounts Payable	5,661,784	5,919,587
2.01.02.01	Domestic Suppliers	3,647,752	3,933,757
2.01.02.01.01	Domestic Suppliers	3,287,588	3,248,160
2.01.02.01.02	Supply Chain Finance	360,164	685,597
2.01.02.02	Foreign Suppliers	2,014,032	1,985,830
2.01.02.02.01	Foreign Suppliers	1,568,920	1,496,833
2.01.02.02.02	Supply Chain Finance	445,112	488,997
2.01.03	Tax Obligations	402,472	353,278
2.01.03.01	Federal Tax Obligations	241,468	177,911
2.01.03.01.01	Income Tax and Social Contribution Payable	187,554	80,692
2.01.03.01.02	Other Federal	53,914	97,219
2.01.03.02	State Tax Obligations	158,391	172,497
2.01.03.03	Municipal Tax Obligations	2,613	2,870
2.01.04	Short Term Debts	3,480,811	2,628,179
2.01.04.01	Short Term Debts	3,480,811	2,628,179
2.01.04.01.01	Local Currency	1,614,912	1,462,046
2.01.04.01.02	Foreign Currency	1,865,899	1,166,133
2.01.05	Other Obligations	1,098,004	1,943,481
2.01.05.02	Other	1,098,004	1,943,481
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	3,036	518,450
2.01.05.02.04	Derivatives	684,001	666,602
2.01.05.02.05	Management and Employees Profit Sharing	25,917	296,292
2.01.05.02.08	Other Obligations	385,050	462,137
2.01.06	Provisions	651,878	617,399
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	230,720	231,389
2.01.06.01.01	Tax Risk Provisions	54,700	49,228
2.01.06.01.02	Social Security and Labor Risk Provisions	159,847	159,528
2.01.06.01.04	Civil Risk Provisions	16,173	22,633
2.01.06.02	Other Provisons	421,158	386,010
2.01.06.02.04	Vacations and Christmas Bonuses Provisions	353,894	318,746
2.01.06.02.05	Employee Benefits Provisions	67,264	67,264
2.02	Non-current Liabilities	16,177,978	14,931,048
2.02.01	Long-term Debt	13,740,573	12,551,104
2.02.01.01	Long-term Debt	13,740,573	12,551,104
2.02.01.01.01	Local Currency	4,459,656	2,357,579
2.02.01.01.02	Foreign Currency	9,280,917	10,193,525
2.02.02	Other Obligations	1,007,172	985,384
2.02.02.02	Other	1,007,172	985,384
2.02.02.02.06	Other Obligations	1,007,172	985,384
2.02.03	Deferred Taxes	181,771	188,320
2.02.03.01	Deferred Income Tax and Social Contribution	181,771	188,320
2.02.04	Provisions	1,248,462	1,206,240
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	1,006,864	974,460
2.02.04.01.01	Tax Risk Provisions	189,238	191,268
2.02.04.01.02	Social Security and Labor Risk Provisions	246,674	217,495
2.02.04.01.04	Civil Risk Provision	49,413	43,068
2.02.04.01.05	Contingent Liabilities	521,539	522,629
2.02.04.02	Other Provisons	241,598	231,780
2.02.04.02.04	Employee Benefits Provisions	241,598	231,780

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 03.31.16	Previous Year 12.31.15
2.03	Shareholders' Equity	13,844,369	13,835,853
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	(364,265)	(3,940,955)
2.03.02.01	Goodwill on the Shares Issuance	166,192	174,014
2.03.02.04	Granted Options	180,029	160,323
2.03.02.05	Treasury Shares	(365,330)	(3,947,933)
2.03.02.07	Gain on Disposal of Shares	(56,856)	(39,059)
2.03.02.08	Goodwill on Acquisition of Non-Controlling Shareholders	(47,417)	(47,417)
2.03.02.09	Acquisition of Non-Controlling Shareholders	(240,883)	(240,883)
2.03.04	Profit Reserves	2,241,399	6,076,775
2.03.04.01	Legal Reserves	540,177	540,177
2.03.04.02	Statutory Reserves	1,159,816	5,019,408
2.03.04.07	Tax Incentives Reserve	541,406	517,190
2.03.05	Accumulated Earnings / Loss	14,846	-
2.03.08	Other Comprehensive Income	(872,968)	(1,079,514)
2.03.08.01	Derivative Financial Instruments	(595,826)	(1,123,196)
2.03.08.02	Financial Instrument (Available for Sale)	(38,353)	(8,466)
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(262,429)	32,277
2.03.08.04	Actuarial Losses	23,640	19,871
2.03.09	Non-controlling Interest	364,886	319,076

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Statement of Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 03.31.16	Accumulated Previous Year 01.01.15 to 03.31.15
3.01	Net Sales	8,120,330	7,048,345
3.02	Cost of Goods Sold	(6,089,605)	(4,884,664)
3.03	Gross Profit	2,030,725	2,163,681
3.04	Operating (Expenses) Income	(1,375,697)	(1,522,775)
3.04.01	Selling	(1,207,620)	(1,083,599)
3.04.02	General and Administrative	(133,795)	(107,541)
3.04.04	Other Operating Income	46,551	15,008
3.04.05	Other Operating Expenses	(92,974)	(287,999)
3.04.06	Income from Associates and Joint Ventures	12,141	(58,644)
3.05	Income Before Financial and Tax Results	655,028	640,906
3.06	Financial Results	(604,290)	(107,545)
3.06.01	Financial Income	953,071	1,876,677
3.06.02	Financial Expenses	(1,557,361)	(1,984,222)
3.07	Income Before Taxes	50,738	533,361
3.08	Income and Social Contribution	(9,315)	(71,686)
3.08.01	Current	(109,477)	(10,405)
3.08.02	Deferred	100,162	(61,281)
3.09	Net Income from Continued Operations	41,423	461,675
3.10	Net Income from Discontinued Operations	-	2,979
3.10.01	Net Income/Loss of Discontinued Operations, Net	-	2,979
3.11	Net Income	41,423	464,654
3.11.01	Attributable to: Controlling Shareholders	39,062	464,606
3.11.02	Attributable to: Non-controlling Interest	2,361	48
3.99	Earnings per share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	0.05134	0.54302
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	0.05133	0.54261

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 03.31.16	Accumulated Previous Year 01.01.15 to 03.31.15
4.01	Net Income	41,423	464,654
4.02	Other Comprehensive Income	206,546	(243,168)
4.02.01	Gains (Losses) in Foreign Currency Translation Adjustments	(294,706)	150,758
4.02.02	Unrealized Gains (Losses) in Available for Sale Marketable Securities	(48,883)	16,524
4.02.03	Taxes on unrealized gains (losses) on investments on available for sale	18,996	35
4.02.04	Unrealized gains (losses) on cash flow hedge	798,534	(624,515)
4.02.05	Taxes on unrealized gains (losses) on cash flow hedge	(271,164)	209,543
4.02.06	Actuarial gains (losses) on pension and post-employment plans	5,710	6,798
4.02.07	Taxes on realized gains (losses) on pension post-employment plans	(1,941)	(2,311)
4.03	Comprehensive Income	247,969	221,486
4.03.01	Attributable to: BRF Shareholders	245,608	221,438
4.03.02	Attributable to: Non-Controlling Shareholders	2,361	48

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Statement of Cash Flow

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 03.31.16	Accumulated Previous Year 01.01.15 to 03.31.15
6.01	Net Cash Provided by Operating Activities	(110,648)	1,480,977
6.01.01	Cash from Operations	77,834	2,073,388
6.01.01.01	Net Income for the Period	39,062	461,627
6.01.01.02	Non-controlling Interest	2,361	48
6.01.01.03	Depreciation and Amortization	216,722	182,812
6.01.01.04	Depreciation and Depletion of Biological Assets	155,679	127,464
6.01.01.05	Results on Disposals of Property, Plant and Equipments	5,461	(9,886)
6.01.01.07	Deferred Income Tax	(100,162)	61,281
6.01.01.08	Provision for Tax, Civil and Labor Risks	53,003	16,511
6.01.01.09	Other Provisions	(21,552)	227,511
6.01.01.10	Interest and Exchange Rate Variations	(260,599)	947,376
6.01.01.11	Equity Pick-Up	(12,141)	58,644
6.01.02	Changes in Operating Assets and Liabilities	(188,482)	(596,346)
6.01.02.01	Trade Accounts Receivable	962,445	423,966
6.01.02.02	Inventories	(211,138)	(394,840)
6.01.02.03	Trade Accounts Payable	(29,191)	380,161
6.01.02.04	Supply Chain Finance	(369,318)	-
6.01.02.05	Payment of Tax, Civil and Labor Risks Provisions	(49,082)	(54,739)
6.01.02.06	Others Rights and Obligations	(647,640)	(91,641)
6.01.02.07	Investment in Held for Trading Securities	(452,703)	(76,873)
6.01.02.08	Redemption of Held for Trading Securities	293,966	59,874
6.01.02.11	Other Financial Assets and Liabilities	573,686	(659,578)
6.01.02.12	Payment of Interest	(82,429)	(120,072)
6.01.02.13	Payment of Income Tax and Social Contribution	(1,138)	(1,013)
6.01.02.14	Interest on Shareholders' Equity Received	(11,618)	9,027
6.01.02.15	Biological assets - Current	(164,153)	(70,618)
6.01.02.16	Interest received	(169)	-
6.01.03	Other	-	3,935
6.01.03.01	Net Cash Provided by Operating Activities from Discontinued Operations	-	3,935
6.02	Net Cash Provided by Investing Activities	(1,415,174)	(192,982)
6.02.01	Marketable Securities	-	-
6.02.02	Redemptions of Marketable Securities	-	-
6.02.03	Investment in Available for Sale Securities	-	(1,100)
6.02.04	Redemptions of Available for Sale Securities	-	75,651
6.02.05	Redemptions of Restricted Cash (Investments)	1,326,861	(5,275)
6.02.06	Additions to Property, Plant and Equipment	(458,642)	(157,003)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	46,860	40,230
6.02.09	Additions to Intangible	(23,710)	(6,854)
6.02.10	Additions to Biological Assets - Non-current	(172,079)	(132,198)
6.02.11	Investments in associates and joint venturies	(316)	(434)
6.02.12	Business Combination, net of cash	(2,134,148)	-
6.02.17	Net Cash Applied in Investing Activities from Discontinued Operations	-	(5,999)
6.03	Net Cash Provided by Financing Activities	2,024,003	(1,976,701)
6.03.01	Proceeds from Debt Issuance	3,119,003	470,665
6.03.02	Payment of Debt	(253,170)	(974,661)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(663,051)	(463,254)
6.03.06	Treasury Shares Acquisition	(178,779)	(1,028,771)
6.03.07	Treasury Shares Disposal	-	19,320
6.04	Exchange Rate Variation on Cash and Cash Equivalents	(221,821)	555,536
6.05	Decrease (Increase) in Cash and Cash Equivalents	276,360	(133,170)
6.05.01	At the Beginning of the Period	5,362,890	6,006,942
6.05.02	At the End of the Period	5,639,250	5,873,772

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2016 to 03/31/2016

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity	Participation of Non-Controlling Shareholders	Total Shareholders' Equity
5.01	Balance at January 1, 2016	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777	319,076	13,835,853
5.03	Opening Balance Adjusted	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777	319,076	13,835,853
5.04	Share-based Payments	-	3,576,690	(3,859,592)	-	-	(282,902)	43,449	(239,453)
5.04.03	Options Granted	-	19,706	-	-	-	19,706	-	19,706
5.04.04	Treasury Shares Acquired	-	(178,779)	-	-	-	(178,779)	-	(178,779)
5.04.06	Dividends	-	-	(98,210)	-	-	(98,210)	-	(98,210)
5.04.08	Gain on Disposal of Shares	-	-	-	-	-	-	-	-
5.04.09	Treasury Shares Canceled	-	3,761,382	(3,761,382)	-	-	-	-	-
5.04.10	Valuation of shares	-	(7,822)	-	-	-	(7,822)	-	(7,822)
5.04.11	Options Canceled	-	(17,797)	-	-	-	(17,797)	-	(17,797)
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	43,449	43,449
5.05	Total Comprehensive Income	-	-	-	39,062	206,546	245,608	2,361	247,969
5.05.01	Net Income for the Period	-	-	-	39,062	-	39,062	2,361	41,423
5.05.02	Other Comprehensive Income	-	-	-	-	206,546	206,546	-	206,546
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	798,534	798,534	-	798,534
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(271,164)	(271,164)	-	(271,164)
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(48,883)	(48,883)	-	(48,883)
5.05.02.07	Tax on Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	18,996	18,996	-	18,996
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	3,769	3,769	-	3,769
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(294,706)	(294,706)	-	(294,706)
5.06	Statements of Changes in Shareholders' Equity	-	-	24,216	(24,216)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	24,216	(24,216)	-	-	-	-
5.07	Balance at March 31, 2016	12,460,471	(364,265)	2,241,399	14,846	(872,968)	13,479,483	364,886	13,844,369

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2015 to 03/31/2015

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity	Participation of Non-Controlling Shareholders	Total Shareholders' Equity
5.01	Balance at January 1, 2015	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477	99,466	15,689,943
5.03	Opening Balance Adjusted	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477	99,466	15,689,943
5.04	Share-based Payments	-	(1,004,525)	-	-	-	(1,004,525)	17,730	(986,795)
5.04.03	Options Granted	-	4,926	-	-	-	4,926	-	4,926
5.04.04	Treasury Shares Acquired	-	(1,028,771)	-	-	-	(1,028,771)	-	(1,028,771)
5.04.05	Treasury Shares Sold	-	29,635	-	-	-	29,635	-	29,635
5.04.08	Gain on Disposal of Shares	-	(10,315)	-	-	-	(10,315)	-	(10,315)
5.04.09	Treasury Shares Canceled	-	-	-	-	-	-	-	-
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	17,730	17,730
5.05	Total Comprehensive Income	-	-	-	464,606	(243,168)	221,438	48	221,486
5.05.01	Net Income for the Period	-	-	-	464,606	-	464,606	48	464,654
5.05.02	Other Comprehensive Income	-	-	-	-	(243,168)	(243,168)	-	(243,168)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(624,515)	(624,515)	-	(624,515)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	209,543	209,543	-	209,543
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	16,524	16,524	-	16,524
5.05.02.07	Tax on Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	35	35	-	35
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	4,487	4,487	-	4,487
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	150,758	150,758	-	150,758
5.06	Statements of Changes in Shareholders' Equity	-	-	28,273	(28,273)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	28,273	(28,273)	-	-	-	-
5.07	Balance at March 31, 2015	12,460,471	(1,199,953)	3,974,098	436,333	(863,559)	14,807,390	117,244	14,924,634

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

Consolidated FS / Statement of Value Added

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 03.31.16	Accumulated Previous Year 01.01.15 to 03.31.15
7.01	Revenues	9,233,883	7,717,246
7.01.01	Sales of Goods, Products and Services	8,867,778	7,765,442
7.01.02	Other Income	(39,733)	(150,179)
7.01.03	Revenue Related to Construction of Own Assets	386,569	161,523
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal	19,269	(59,540)
7.02	Raw Material Acquired from Third Parties	(6,136,926)	(4,704,288)
7.02.01	Costs of Products and Goods Sold	(4,882,322)	(3,852,721)
7.02.02	Materials, Energy, Third Parties Services and Other	(1,248,369)	(852,769)
7.02.03	Recovery of Assets Values	(6,235)	1,202
7.03	Gross Added Value	3,096,957	3,012,958
7.04	Retentions	(372,401)	(310,276)
7.04.01	Depreciation, Amortization and Exhaustion	(372,401)	(310,276)
7.05	Net Added Value	2,724,556	2,702,682
7.06	Received from Third Parties	965,683	1,818,452
7.06.01	Equity Pick-Up	12,141	(58,644)
7.06.02	Financial Income	953,071	1,876,677
7.06.03	Other	471	419
7.07	Added Value to be Distributed	3,690,239	4,521,134
7.08	Distribution of Added Value	3,690,239	4,521,134
7.08.01	Payroll	1,137,529	1,092,046
7.08.01.01	Salaries	874,891	859,901
7.08.01.02	Benefits	207,477	182,533
7.08.01.03	Government Severance Indemnity Fund for Employees Guarantee Fund for Length of Service - FGTS	55,161	49,612
7.08.02	Taxes, Fees and Contributions	860,010	904,855
7.08.02.01	Federal	481,744	517,495
7.08.02.02	State	366,870	377,088
7.08.02.03	Municipal	11,396	10,272
7.08.03	Capital Remuneration from Third Parties	1,651,277	2,062,558
7.08.03.01	Interests	1,565,990	1,988,919
7.08.03.02	Rents	85,287	73,639
7.08.04	Interest on Own Capital	41,423	461,675
7.08.04.02	Dividends	98,210	-
7.08.04.03	Retained Earnings	(59,148)	461,627
7.08.04.04	Non-Controlling Interest	2,361	48

MANAGEMENT REPORT ON THE RESULTS

FOR THE FIRST QUARTER OF 2016

INDEX

General Information....Página 03
Shareholder Letter....Página 04
Financial Highlights....Página 05
1st Quarter 2016 Results (1Q16)....Página 06
Industry Scenario and Dynamics....Página 07
1Q16 Consolidated Result....Página 09
Net Operating Revenues (NOR)....Página 09
Gross Profit....Página 09
Operating Expenses....Página 10
Other Operating Results....Página 10
EBIT....Página 11
Financial Result....Página 11
Net Income....Página 12
EBITDA....Página 13
Performance by Region....Página 14
Brazil....Página 15
Middle East/North of Africa (MENA)....Página 17
Asia....Página 19
Europe / Eurasia....Página 20
Latin America (LATAM)....Página 21
Africa....Página 22
Other Segments....Página 23
Corporate....Página 23
Indebtedness....Página 24
Investments (CAPEX)....Página 25
Financial Cycle....Página 26
Free Cash Flow....Página 27
Slaughtering and Production....Página 28
Social Balance and Appreciation of the Human Capital....Página 28
SSMA....Página 28
Relationship with Independent Auditors....Página 28
Disclaimer....Página 28
Financial Statement....Página 29
Balance Sheet....Página 30
Cash Flow....Página 32

GENERAL INFORMATION

MARKET VALUE
R$41.4 billion
US$11.5 billion

PRICES
BRFS3 R$51.31
BRFS US$14.22

SHARES ISSUED
812,473,246 common shares
5,829,701 treasury shares
Base: March 31, 2016

WEBCAST
Data: April 29, 2016
9:00 a.m. Portuguese
10:30 a.m. English

TELEFONE:
Dial–in with connections in Brazil:
+55 11 31931001 or +55 11 28204001
Dial-in with connections in the
United States: +1 8887000802
www.brf-br.com/ri

IR CONTACTS:
Alexandre Borges
CFO and IRO

Elcio Ito
Financial Director

André Mota
Investor Relations Manager

+55 11 23225398
acoes@brf-br.com

Management's Report for the First Quarter 2016 Results
03

SHAREHOLDER LETTER

Dear shareholders,

The first months of 2016 were marked by strategic advances that are important for the process of turning BRF into a global food company. In addition to the acquisitions (Golden Foods Siam – GFS in Thailand, Universal Meats in the United Kingdom, Qatar National Import and Export Co, Al Khan Foodstuff in Oman, and Calchaquí and Campo Austral in Argentina), we entered in important new markets, such as Malaysia and Mexico and accelerated growth in the Middle East, Asia, and Argentina. These advances are fully aligned with our strategy to grow internationally, make advances in the value chain, expand our brands, conquer new markets, and diversify our production base in order to increasingly reduce our exposure to the volatility of cycles and make our results more stable.

This quarter was also marked by an extremely adverse scenario in all regions. We are experiencing one of the most challenging periods in the last decade as a result of a combination of very different events. While the production of chicken in Brazil reached record levels and pressured prices and margins, the price of corn increased exponentially, completely uncorrelated to global prices, resulting in increases of more than 30% compared to the end of 2015. In Brazil, the economic slowdown remains, affecting the consumption of families.

While we recognize that this is a more challenging moment in the short term, we are ever more confident in our long-term strategy. All businesses in which we succeeded in making progress in the distribution chain and improved their mix of products in past years have become very resilient and less volatile, with higher margins compared to previous cycles. This becomes very clear when we compare them with other markets in which we haven't yet made advances in the distribution chain and where we still offer a lower value-added portfolio with less diversification.

In the domestic market, we maintained our initiatives to improve our execution of sales and recover profitability. As announced in 2015, we implemented a significant price increase in January and launched new products, such as Salamitos and Sadia and Perdigão lines of ready-made dishes. We continued to invest in our team and in the continuous improvement of our execution of sales. Accordingly, we started a number of new projects to improve efficiency and the level of service with the sales and logistics teams.

We maintained our CAPEX program of more than R$2 billion to support our global growth and long-term strategy. Undoubtedly, this is only possible given our healthy cash position and our robust financial management of the capital structure. With no deviations from our long-term strategy, we will devote our short-term efforts to intensify the initiatives to reduce costs and expenses and improve even further the commercial and logistics execution of our operations

Abilio Diniz
Chairman of the Board of Directors

Pedro Faria
Global Chief Executive Officer

Management's Report for the First Quarter 2016 Results
04

FINANCIAL HIGHLIGHTS

• Net operating revenues of R$8,120 million, 15.2% higher than in 1Q15;

• Gross profit of R$2,031 million, 6.1% lower than in 1Q15; gross margin of 25.0%, 5.7 p.p. lower than in 1Q15;

• EBITDA of R$1,025 million, 7.8% higher than in 1Q15, with an EBITDA margin of 12.6%, 0.9 p.p. lower than in 1Q15;

• Net income of R$39 million, 91.5% lower than in 1Q15, and net margin of 0.5%, 6.1 p.p. lower than in 1Q15;

• CAPEX of R$608 million in the quarter;

• As adjusted for the (pro forma) impacts of companies acquired in the quarter, we had: (i) a financial cycle of 37.7 days, representing an increase of 5.1 days compared to 1Q15; (ii) free cash flow (FCF) of R$566 million in 1Q16 and R$2,907 million accumulated in the past twelve months; (iii) net financial leverage of 1.69x EBITDA; and (iv) ROIC (Return on Invested Capital) of 12.9% compared to 12.3% in the same period in the previous year.

Key Financial Indicators

Results - R$ Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Gross Revenues	8,095	9,044	9,568	10,527	37,235	9,338	15.4%	(11.3%)
Net Revenues	7,048	7,913	8,281	8,955	32,197	8,120	15.2%	(9.3%)
Gross Profit	2,164	2,525	2,601	2,799	10,089	2,031	(6.1%)	(27.5%)
Gross Margin (%)	30.7%	31.9%	31.4%	31.3%	31.3%	25.0%	(5.7) p.p.	(6.3) p.p.
EBIT	641	1,058	969	1,560	4,228	655	2.2%	(58.0%)
EBIT Margin (%)	9.1%	13.4%	11.7%	17.4%	13.1%	8.1%	(1.0) p.p.	(9.4) p.p.
EBITDA	951	1,380	1,309	1,885	5,525	1,025	7.8%	(45.6%)
EBITDA Margin (%)	13.5%	17.4%	15.8%	21.0%	17.2%	12.6%	(0.9) p.p.	(8.4) p.p.
Net Income	462	364	687	1,415	2,928	39	(91.5%)	(97.2%)
Net Margin (%)	6.5%	4.6%	8.3%	15.8%	9.1%	0.5%	(6.1) p.p.	(15.3) p.p.
Earnings per share[1]	0.54	0.43	0.83	1.75	3.62	0.05	(91.1%)	(97.2%)

[1] Consolidated Earnings per Share (in R$), excluding Treasury Shares.

Management's Report for the First Quarter 2016 Results
05

1ST QUARTER 2016 RESULTS (1Q16)

Strategic Highlights

• In January 2016, we completed the acquisition of a portion of the business of distribution of frozen food of Qatar National Import and Export Co., a company that operates as a distributor of BRF in Qatar for more than 40 years. The adjusted amount of the transaction totaled US$146 million.

• Also in January 2016, we completed the acquisition of Golden Foods Siam (GFS) for the adjusted amount of US$349 million. GFS is one of the leaders in the poultry production market in Thailand, with integrated operations and significant exports to Europe and Asia.

• Early February 2016, we announced the conclusion of the acquisition of Universal Meats, a food distributor in the United Kingdom that focuses on the food services segment, for the adjusted amount of £32 million. This acquisition, together with Invicta and GFS, strengthens our leadership strategy in the segment in the region.

• In February 2016, we informed the conclusion of the qualification process of three plants to export to China. The units in Toledo (State of Paraná) and Marau (State of Rio Grande do Sul) are ready to export in-natura chicken and the unit in Campos Novos (State of Santa Catarina) is ready to export pork.

• In March 2016, we sent the first shipments to Mexico, following the qualification of five of our plants at the end of 2015. This marked the beginning of business relations with a promising market.

• In March 2016, following the qualification of four of our plants to export products to Malaysia, we opened a business office in the country to strengthen our local presence.

• Also in March 2016, we announced the acquisition of Calchaquí for approximately US$105 million and, in April, we completed the acquisition of Campo Austral for an adjusted amount of US$75.5 million. Both companies are references in the pork and cold cuts market in Argentina, and their production, portfolio of products and brands are highly complementary.

Subsequent Events

• In April 2016, we announced the acquisition, for R$20.2 million, of Globosuínos, a company that produces hogs in Toledo, State of Paraná, the same city where we operate one of our largest industrial pork plants..

• In April 2016, at the Annual and Extraordinary Shareholders' Meeting (AGO/E), we approved the updating and modernization of our Bylaws, making governance rules clearer and more assertive. We reorganized the duties of the Board of Directors, and provided for the acts practiced by controlled companies and subsidiaries, supporting the global expansion of the Company.

• In April 2016, we also completed the issuance of Agribusiness Receivables Certificate (Certificados de Recebíveis do Agronegócio – CRA) in the amount of R$1 billion at an interest rate of 96.5% of the CDI rate, maturing in three years.

• Finally, in April we also announced the increase of our participation from 40% to 100% in AKF, a distributor in Oman, for the adjusted amount of US$32.6 million.

Management's Report for the First Quarter 2016 Results
06

INDUSTRY SCENARIO AND DYNAMICS

A combination of industry conditions and the adverse Brazilian macroeconomic scenario resulted in a more challenging chicken cycle than we had anticipated, as follows: (i) production and placement of chicks increased at record levels, resulting in excess supply; (ii) U.S. dollar prices decreased in international markets while the Real appreciated; and (iii) the corn cost in the Brazilian market continued to rise, in disassociation with international prices.

As of the beginning of 2015, the progressive increase in margins, in Reais, of Brazilian chicken producers, primarily as a result of the depreciation of the Real, encouraged an increase in the production and placement of chicks. This scenario remained the same throughout 2015 and was intensified in the beginning of 2016, reaching production record levels. According to data from the Brazilian Association of Producers of Broilers (Associação Brasileira de Produtores de Pintos de Corte – APINCO), the production of chicken in the twelve-month period ended March 2016 was 7.4% above the average of the past four years, and the placement of chicks in the twelve-month period ended February 2016 was 6.1% above the average of the past four years. As a result, the high volumes of chicken available for exports (+13.3% 1Q16 vs. 1Q15) as well as for distribution in the domestic market (+2.6% 1Q16 vs. 1Q15) show that we are in a scenario of excess supply.

Although the in-natura chicken market in Brazil and internationally have different business and competition dynamics, there are connected vessels among them. Margins in both markets tend to balance in time and eliminate potential arbitrations and distortions between markets.

In this dynamics, exchange rate variations are one element that direct the sales of Brazilian producers. Historical cycles indicate that margins are more affected during exchange rate fluctuations rather than the change itself. When exchange rates undergo sudden appreciation, as occurred in the past quarter, the pressure on margins in Reais increases and intensifies. It is worth noting that, from a long-term perspective, momentaeous fluctuations do not structurally change margins in Reais.

Average Price for the Brazilian Chicken Exports (US$/Kg)
2.5
2.3
2.1
1.9
1.7
1.5
1.3
Average: 1.8
jan/12
mar/12
may/12
jul/12
sep/12
nov/12
jan/13
mar/13
may/13
jul/13
sep/13
nov/13
jan/14
mar/14
may/14
jul/14
sep/14
nov/14
jan/15
mar/15
may/15
jul/15
sep/15
nov/15
jan/16
mar/16

Source: SECEX

Management's Report for the First Quarter 2016 Results
07

INDUSTRY SCENARIO AND DYNAMICS

At the same time, average corn prices in the local market significantly increased as of the end of 2015 (+59% 1Q16 vs. 1Q15; +32% 1Q16 vs. 4Q15), primarily due to excess exports in 2015, resulting in a low level of inventories in 1Q16.

It is important to note that this increase was exclusively a Brazilian event, which generated a historical disassociation between the price of corn in Reais in the Brazilian market and the global market. The result was a loss of competitiveness in terms of costs in the Brazilian market compared to other countries.

Corn price/bag (R$)
Price of Corn in Brazil vs. CBOT
Spread (R$)
Spread (Brazilian Corn - CBOT Corn)
Local Market Average (R$)
CBOT
50
45
40
35
30
25
20
15
10
5
0
45
35
25
15
5
-5
mar/09
jul/09
nov/09
mar/10
jul/10
nov/10
mar/11
jul/11
nov/11
mar/12
jul/12
nov/12
mar/13
jul/13
nov/13
mar/14
jul/14
nov/14
mar/15
jul/15
nov/15
mar/16

Source: ESALQ, Bloomberg
Note: Units taken into account for average Corn prices: Cascavel, Chapecó, Mogiana, North of Paraná, Passo Fundo, Ponta Grossa, Recife, Rio Verde, Sorocabana, Sorriso, Southwest of Paraná, and Triângulo Mineiro region.

While we recognize that this cycle is more challenging than anticipated, we remain confident in our long-term strategy to strengthen our presence in the markets where we operate. All businesses in which we made progress in the distribution chain and improved their mix of products have already become more resilient. For example, in the Middle East region, where approximately 55% of sales in 1Q16 were made through our own local distribution operations (compared to 29% in 1Q14), we had an average gross margin that was approximately 15p.p. higher than the margins of direct exports of in-natura products from Brazil. This difference in margin reached approximately 8p.p. in 2015.

Management's Report for the First Quarter 2016 Results
08

1Q16 CONSOLIDATED RESULT

Net Operating Revenues (NOR)

In 1Q16, the consolidated net operating revenues of BRF totaled R$8.1 billion (+15.2% y/y), driven by higher average prices (+11.5% y/y) and volumes (+3.4% y/y). In addition to the organic growth, the result improved as a result of the qualifications of new export plants and recent acquisitions (especially the acquisition of Universal and GFS), whose results were partially consolidated in 1Q16.

Volumes - Thousand Tons	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Poultry (In Natura)	467	495	490	491	1,944	477	2.0%	(2.9%)
Pork and Others (In Natura)	53	70	75	75	273	85	60.7%	13.4%
Processed foods	499	518	523	575	2,116	466	(6.5%)	(18.9%)
Others Sales	42	36	53	52	182	69	63.5%	33.4%
Total	**1,061**	**1,120**	**1,141**	**1,193**	**4,515**	**1,097**	**3.4%**	**(8.0%)**
NOR - R$ Million	**7,048**	**7,913**	**8,281**	**8,955**	**32,197**	**8,120**	**15.2%**	**(9.3%)**
Average Price (NOR)	6.64	7.07	7.26	7.51	7.13	7.40	11.5%	(1.4%)

Gross Profit

The circumstances that negatively affected the chicken segment were reflected in the results of the Company, resulting in a decrease of 5.7p.p. y/y in gross margin, which reached 25.0% in 1Q16. The 11.5% increase y/y in average prices was more than offset by a 20.6% decrease in average COGS per kg.

Gross Profit - R$ Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Gross Profit	2,164	2,525	2,601	2,799	10,089	2,031	(6.1%)	(27.5%)
Gross Margin (%)	30.7%	31.9%	31.4%	31.3%	31.3%	25.0%	(5.7) p.p.	(6.3) p.p.

Management's Report for the First Quarter 2016 Results
09

1Q16 CONSOLIDATED RESULT

Operating Expenses

In 1Q16, SG&A expenses increased by 12.6% compared to the same period in the previous year. However, as a percentage of NOR, SG&A expenses improved by 0.4 p.p. compared to the same period in the previous year, due to a control of the Company's operating expenses, primarily supported by our Zero-Based Budgeting (ZBB) program. Accordingly, despite the significant negative impact of seafreight and operating expenses expressed in U.S. dollars, representing 20% of total operating expenses, together with the recent acquisitions and advances in direct sales, we maintained our operating expenses within historical levels and under control.

Operating Expenses - R$ Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Selling Expenses	(1,084)	(1,154)	(1,237)	(1,331)	(4,806)	(1,208)	11.4%	(9.2%)
% of the NOR	15.4%	14.6%	14.9%	14.9%	14.9%	14.9%	(0.5) p.p.	0.0 p.p.
General and Administrative Expenses	(108)	(115)	(143)	(140)	(506)	(134)	24.4%	(4.6%)
% of the NOR	1.5%	1.5%	1.7%	1.6%	1.6%	1.6%	0.1 p.p.	0.1 p.p.
Operating Expenses	**(1,191)**	**(1,269)**	**(1,381)**	**(1,471)**	**(5,312)**	**(1,341)**	**12.6%**	**(8.8%)**
% of the NOR	16.9%	16.0%	16.7%	16.4%	16.5%	16.5%	(0.4) p.p.	0.0 p.p.

Other Operating Results

In 1Q16, the Company's Other Operating Results totaled an expense of R$46 million. In this quarter, no significant non-recurring events affected the Company's results, as opposed to 1Q15 and 4Q15.

It is worth noting that, in 1Q15, the Company's non-recurring expenses totaled R$147 million, primarily due to the impacts of the strike of truck drivers, restructuring expenses, and tax adjustments. In 4Q15, on the other hand, the Company's non-recurring revenues totaled R$309 million, primarily due to the net gain from the accounting reclassification of Minerva and the recovery of tax expenses.

Other Operating Results - R$ Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Other Operating Revenues	15	30	191	331	567	47	210.2%	(85.9%)
Other Operating Expenses	(288)	(219)	(400)	(105)	(1,011)	(93)	(67.7%)	(11.1%)
Other Operating Results	(273)	(189)	(209)	226	(445)	(46)	(83.0%)	(120.5%)
% of the NOR	(3.9%)	(2.4%)	(2.5%)	2.5%	(1.4%)	(0.6%)	3.3 p.p.	(1.2) p.p.

Management's Report for the First Quarter 2016 Results
10

1Q16 CONSOLIDATED RESULT

EBIT

Consolidated EBIT totaled R$655 million in 1Q16 (+2.2% y/y). The improvements in the Other Operating Results and Equity Income (no longer affected by the equity interest in Minerva) lines offset a portion of the decrease in gross margin, leading to a consolidated EBIT margin of 8.1% (-1.0 p.p. y/y).

EBIT - R$ Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Gross Profit	2,164	2,525	2,601	2,799	10,089	2,031	(6.1%)	(27.5%)
Operating Expenses	(1,191)	(1,269)	(1,381)	(1,471)	(5,312)	(1,341)	12.6%	(8.8%)
Other Operating Results	(273)	(189)	(209)	226	(445)	(46)	(83.0%)	(120.5%)
Equity Income	(59)	(8)	(43)	6	(104)	12	(120.7%)	107.6%
EBIT	**641**	**1,058**	**969**	**1,560**	**4,228**	**655**	**2.2%**	**(58.0%)**
EBIT Margin (%)	**9.1%**	**13.4%**	**11.7%**	**17.4%**	**13.1%**	**8.1%**	**(1.0) p.p.**	**(9.4) p.p.**

Financial Result

Financial result is a combination of a number of factors that may be classified under the following main categories: (i) net interest on debt/investments; (ii) adjustment to present value of assets and liabilities; (iii) interest and/or adjustment for inflation of assets/liabilities, taxes, commissions; and (iv) exchange rate variation, among others.

Although changes in numbers are significant between quarters, whether for exchange rate reasons or due to other specific events, it is important to consider the scale of some numbers. In 1Q16, net financial expenses totaled R$604 million. In accordance with our indebtedness/cash profile, and considering a cost of debt of approximately 9.5% in Reais and 4.6% in U.S. dollars, the Company had net interest of approximately R$260 million in 1Q16. Considering the size of the current business and terms currently applied for suppliers and customers, the adjustment to present value had a negative impact of approximately R$75 million in the quarter. Interest and/or adjustment for inflation of assets and liabilities, taxes, and commissions totaled an expense of R$67 million.

The exchange rate and others item caused the largest impact in the quarter, totaling an expense of R$202 million. Undoubtedly, this is the most difficult item to predict because, on the exchange rate exposure of the balance sheet, the exchange rate volatility throughout the months and quarters can have a significant impact considering our high level of international trade and transactions in various currencies. In our hedge strategy, we actively seek to match these assets and liabilities in order to achieve a neutral balance sheet (BRF has around US$3 billion in assets and US$3 billion in liabilities in foreign currency). But this process is not perfect and we may have occasional mismatches over time that generate exchange rate impacts.

Management's Report for the First Quarter 2016 Results
11

1Q16 CONSOLIDATED RESULT

In addition to negative exchange rate results due to a high exchange rate volatility that we saw during this quarter, we also had a specific impact due to an average position of long dollar of around US$200 million regarding the payments of acquisitions, which negatively impact our results in approximately R$90 million. In 1Q16, the long currency exposure at the end of the quarter was US$147 million.

In addition, we built a long position of corn at the Chicago Stock Exchange as part of our hedge policy of commodities, to protect ourselves from potential increases in the price of corn in the Brazilian market. In the end our hedge didn't work because in reality we saw a detachment of the price of corn in Brazil compared with the price of corn in Chicago in reais. This ineffectiveness of our corn hedge negatively impacted our financial results in R$50 million.

Considering the current exchange rate volatility, it is important to highlight BRF's hedging policy (IR website). We structurally have revenues in strong currencies that are higher than our natural hedging (costs and expenses) and, therefore, we are net exporters. To hedge our results in Reais, we enter into U.S. dollars futures transactions to reduce our exposure to exchange rate variations, through basic instruments, at no financial leverage, designed as hedge accounting. At the maturity dates of the hedging instruments, result is allocated to operating revenues (accounting treatment of hedging instruments).

The main difference in 1Q16 compared to 4Q15 concerns the exchange rate variation mentioned above. In 1Q15, in addition to the impact of the exchange rate, we had an specific gain in 1Q15 resulting from the exchange rate imbedded in the sale of the dairy division for R$346 million.

R$ Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Financial Income	1,877	(345)	1,700	124	3,355	953	(49.2%)	670.5%
Financial Expenses	(1,984)	(311)	(2,225)	(505)	(5,025)	(1,557)	(21.5%)	208.5%
Net Financial Result	(108)	(657)	(525)	(381)	(1,670)	(604)	461.9%	58.5%

Net Income

Our net income was negatively affected by net financial expense for the quarter and by a higher effective tax rate. In the quarter, the effective tax rate was 18% and totaled -R$9.3 million. Accordingly, in 1Q16, net income totaled R$39 million (-91.5% y/y), with a net margin of 0.5% (-6.1p.p. y/y).

R$ Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Net Income	462	364	687	1,415	2,928	39	(91.5%)	(97.2%)
Net Margin (%)	6.5%	4.6%	8.3%	15.8%	9.1%	0.5%	(6.1) p.p.	(15.3)p.p.
Earnings per share1	0.54	0.43	0.83	1.75	3.62	0.05	(91.1%)	(97.2%)

Management's Report for the First Quarter 2016 Results
12

1Q16 CONSOLIDATED RESULT

EBITDA

In 1Q16, the Company's Consolidated EBITDA totaled R$1.025 million (+7.8% y/y). Nonetheless, consolidated EBITDA margin decreased by 0.9 p.p. y/y, primarily pressured by the decrease in margin in international regions.

It is worth noting that, even at a moment of downward trend in the chicken cycle, the Company's EBITDA margin is 3.8p.p. above the average for 2012 and 7.3p.p. above the average for 2009, periods when the sector also faced a challenging scenario.

EBITDA - R$ Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Net Income	462	364	687	1,415	2,928	39	(91.5%)	(97.2%)
Income Tax and Social Contribution	72	29	(235)	(255)	(390)	9	(87.0%)	(103.7%)
Net Financial	108	657	525	381	1,670	604	461.9%	58.5%
Depreciation and Amortization	310	330	332	344	1,317	372	20.0%	8.3%
EBITDA	**951**	**1,380**	**1,309**	**1,885**	**5,525**	**1,025**	**7.8%**	**(45.6%)**
EBITDA Margin (%)	**13.5%**	**17.4%**	**15.8%**	**21.0%**	**17.2%**	**12.6%**	**(0.9) p.p.**	**(8.4) p.p.**

EBITDA Margin Evolution (%)

22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
Average
Average 2009
Average 2010
Average 2011
Average 2012
Average 2013
Average 2014
Average 2015
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16

Source: BRF

Note: EBITDA margin from 2009 to 2011 includes dairy operations. EBITDA margin from 2012 onwards refers only to continued operations.

Management's Report for the First Quarter 2016 Results

13

PERFORMANCE BY REGION

In order to provide more transparency and a better understanding of the Company's results to all stakeholders, we report gross profit and EBITDA (and their respective margins) by region. Moreover, we report the results from Africa as an individual region. We will also segregate the volume and results of non-core products in "Other Segments." Finally, the non-recurring impacts, whether extraordinary or not directly associated with the regions, will be classified as "Corporate," in order to show numbers that better reflect the operating performance of each region.

Accordingly, the 2015 numbers were adjusted according to this new segment classification and are set forth below.

Results by region 1Q16	Total	Brazil	MENA	Asia	Europe/ Eurasia	LATAM	Africa	Other Segments	Corporate
Volume (Thousand Tons)	1,097	484	227	161	93	49	37	46	-
NOR (R$, Million)	8,120	3,541	1,584	1,071	958	438	176	353	-
Average Price NOR - R$	7.40	7.31	6.99	6.67	10.27	8.87	4.77	7.72	-
Gross Profit (R$, Million)	2,031	1,031	447	212	168	83	48	42	
Gross Margin (%)	25.0%	29.1%	28.2%	19.8%	17.6%	19.0%	27.1%	12.0%	-
EBIT (R$, Million)	655	334	123	109	47	17	12	28	(16)
EBIT Margin (%)	8.1%	9.4%	7.8%	10.2%	4.9%	3.9%	7.0%	8.1%	-
EBITDA (R$, Million)	1,025	485	214	155	96	40	22	29	(16)
EBITDA Margin (%)	12.6%	13.7%	13.5%	14.5%	10.0%	9.2%	12.5%	8.3%	-

Management's Report for the First Quarter 2016 Results
14

PERFORMANCE BY REGION BRAZIL

The macroeconomic scenario in Brazil in 1Q16 was more challenging, and demand remained stable. According to Nielsen, the volume in processed products market increased by only 1.3% y/y. Following our efforts to recover profitability of our business in Brazil and offset increases in costs, we increased our prices by 10% on average in January and increased our average price in 1Q16 by 8.4% y/y. The new pricing policy, in line with what had been planned in the end of 2015, was developed on a much more granular and specific basis, with different adjustments by region, channel, and category. We also corrected some distortions among channels that, along 2015, were intensified. The price increase caused a decrease of approximately 10% in volumes y/y, primarily in the processed products category, in January and February, resulting in a decrease in NOR of 2.4% y/y.

Still, the price increase was not enough to offset the strong pressure on costs, primarily due to grains, resulting in a decrease of 3.8p.p. in gross margin y/y. Accordingly, new adjustments are expected to be made in 2Q16 to restore margins in the region.

At the same time, the strict control of expenses by ZBB and gains in efficiency and productivity in logistics and sales offset the decrease in gross margin. Accordingly, in 1Q16, the region had a marginally better EBITDA margin compared to 1Q15.

Brazil	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Volume (Thousand Tons)	538	537	556	593	2,224	484	(9.9%)	(18.2%)
Poultry (In Natura)	107	94	97	98	396	92	(14.0%)	(6.1%)
Pork and Others (In Natura)	24	27	24	23	98	24	2.6%	7.2%
Processed foods	403	421	424	462	1,710	357	(11.4%)	(22.6%)
Others Sales	3	(5)	11	10	19	11	209.9%	6.6%
Net Operating Revenues (R$, Million)	3,626	3,763	3,747	4,126	15,262	3,541	(2.4%)	(14.2%)
Average price (R$/Kg)	6.74	7.01	6.74	6.96	6.86	7.31	8.4%	5.0%
Gross Profit (R$, Million)	1,192	1,233	1,128	1,316	4,869	1,031	(13.5%)	(21.7%)
Gross Margin (%)	32.9%	32.8%	30.1%	31.9%	31.9%	29.1%	(3.8) p.p.	(2.8) p.p.
EBIT (R$, Million)	355	427	270	479	1,531	334	(5.8%)	(30.3%)
EBIT Margin (%)	9.8%	11.4%	7.2%	11.6%	10.0%	9.4%	(0.3) p.p.	(2.2) p.p.
EBITDA (R$, Million)	494	566	409	622	2,092	485	(1.8%)	(22.0%)
EBITDA Margin (%)	13.6%	15.0%	10.9%	15.1%	13.7%	13.7%	0.1 p.p.	(1.4) p.p.

Innovation

1Q16 marked the beginning of a new phase of launches of new BRF products in Brazil. Salamitos, launched in January, achieved a remarkable commercial success.

The new lines of Sadia ready-made dishes and Perdigão family meals also achieved great success. They offer important benefits to the final consumer, such as wellness (provided by Sadia) and family meals (provided by Perdigão). In addition, they also offer practicality and convenience.

Although these launches do not yet represent a significant share in our total sales volume, their contribution margin is above the average for the current portfolio of the Company, which makes us even more confident in their sales growth potential and in the launches that are yet to come.

Management's Report for the First Quarter 2016 Results
15

PERFORMANCE BY REGION BRAZIL

Sales Team

1Q16 was the first full quarter in which the sales team worked on an unified basis. We continue to invest in the uninterrupted development of our sales team and optimization of sales processes.

Accordingly, we made a significant progress in our basic execution at the point of sale and increased the percentage of active clients in our base by more than 10p.p. (y/y). Moreover, the sale success rate (% of sales/visits) of the team continues to grow every quarter, and reached 46.5% in 1Q16.

Sale Success Rate (% of sales/visits)

34.7%
41.5%
45.7%
46.5%
2Q15
3Q15
4Q15
1Q16

Note: The Sale Success rate started to be monitored only as of 2Q15, for which reason we do not show historical results from previous periods.

Market Share

Compared to the last reading from Nielsen, BRF's market share decreased by 0.9 p.p. considering the four main key categories, losing a portion of the 1.4 p.p. market share that we had gained in the previous reading. This result was already expected due to the price increase implemented in January 2016.

Share Valor - Last Reading 2016

62.9%
40.0%
62.0%
65.6%
59.0%
Ready Made
Filled
Cold Cuts
Margarines
Total

Source: Nielsen Bimonthly Retail – Margarines and Ready-made Dishes (Dec/Jan rating); Sausages and Cold Cuts (Jan/Feb rating)

Management's Report for the First Quarter 2016 Results
16

DESEMPENHO POR REGIÃO

MIDDLE EAST/NORTH OF AFRICA (MENA)

NOR from the MENA region totaled R$1,584 million in 1Q16 (+17.9% y/y) due to an increase in volumes (+3.9% y/y) and average prices in Reais (+13.5% y/y). We highlight the 27.1% increase in the volume of processed products y/y, positively affected by the growth in volumes produced locally at the Abu Dhabi plant.

On the other hand, our gross margin in the region decreased by 1.4p.p. compared to 1Q15 and by 8.8 p.p. compared to 4Q15, reflecting the most challenging scenario of the cycle and a decrease in margins, primarily from direct exports of in-natura products from Brazil to the MENA region. EBITDA margin from the region decreased by 3.2p.p. y/y, affected by a lower gross margin and an increase in costs to service the region, reflecting the advance of our own distribution operations. It is important to point out that expenses related to the integration of the acquired companies totaled approximately R$20 million in this quarter. Excluding the result of this additional expenses, the EBITDA margin would be 14.7%.

Notwithstanding MENA's volatile political and economic scenario, the region remains committed to its B2C development agenda, making advances in direct distribution operations and improving its sales mix.

During the quarter, we also highlight: (i) the increase in the investment in our brands, increasing our market share in the region; (ii) the successful full integration of our distribution operations in Qatar, as well as the acquisition of the remaining rights (60%) of distributor Al Khan Foodstuff (AKF) in Oman; (iii) the increase in our own distribution operations to 55% of the sales volume, representing 71% of the gross profit of the region, +7p.p. and +8p.p. y/y, respectively. In 1Q16, our own distribution operations had an average gross margin of approximately 15p.p. above the margin of direct exports of in-natura products from Brazil. This difference in margins totaled approximately 8p.p. on average in 2015.

MENA	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Volume (Thousand Tons)	218	233	233	239	923	227	3.9%	(5.1%)
Poultry (In Natura)	203	221	221	220	866	208	2.1%	(5.8%)
Pork and Others (In Natura)	0	1	1	1	2	1	85.3%	1.8%
Processed foods	14	12	11	17	55	18	27.1%	4.6%
Net Operating Revenues (R$, Million)	1,343	1,579	1,677	1,758	6,358	1,584	17.9%	(9.9%)
Average price (R$/Kg)	6.16	6.76	7.19	7.37	6.89	6.99	13.5%	(5.1%)
Gross Profit (R$, Million)	397	579	667	651	2,294	447	12.5%	(31.3%)
Gross Margin (%)	29.6%	36.7%	39.7%	37.0%	36.1%	28.2%	(1.4) p.p.	(8.8) p.p.
EBIT (R$, Million)	155	320	356	316	1,148	123	(20.7%)	(61.1%)
EBIT Margin (%)	11.6%	20.3%	21.2%	18.0%	18.1%	7.8%	(3.8) p.p.	(10.2)p.p.
EBITDA (R$, Million)	224	401	454	394	1,472	214	(4.6%)	(45.7%)
EBITDA Margin (%)	16.7%	25.4%	27.1%	22.4%	23.2%	13.5%	(3.2) p.p.	(8.9) p.p.
Export Volume of Brazil (CFR)*	114	116	124	119	473	103	(9.7%)	(13.6%)
% in total volume	52.2%	49.7%	53.1%	49.9%	51.2%	45.4%	(6.8) p.p.	(4.5) p.p.

*CFR (Cost and Freight)

Management's Report for the First Quarter 2016 Results
17

DESEMPENHO POR REGIÃO MIDDLE EAST/NORTH OF AFRICA (MENA)

Sales Volume ('000 ton) – Direct Distribution (DDP) and Exports (CFR)

55% of Total Vol.
29% of Total Vol.
160
142
153
148
114
116
124
119
124
66
88
82
91
104
118
109
120
103
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
Exports
Local Direct Distribution

The market share of Sadia in the Gulf region continues to grow in all categories. In February: (i) Griller (in-natura chicken) increased by 3p.p. (reaching 36%); (ii) Chicken cuts increased by 6p.p. (reaching 54%); (iii) Cold cuts increased by 7p.p. (reaching 42%); and (iv) Hamburger increased by 3p.p. (reaching 15%). Outside the Gulf region, we remain operating consistently in North Africa, Yemen, Iraq, and Jordan.

Management's Report for the First Quarter 2016 Results
18

PERFORMANCE BY REGION ASIA

NOR from Asia totaled R$1,071 million in 1Q16 (+44% y/y). It was positively affected by larger volumes (+44% y/y) primarily due to: (i) the partial consolidation of the operations of GFS in the quarter, whose result was 100% included in Asia; (ii) improvements in sale efforts in Japan; and (iii) an increase in volumes and a better portfolio of products in Hong Kong and China. On the other hand, the increase in NOR was not sufficient to offset the impact of the cost increases and, as a result, it pressured EBITDA margin from Asia by 15.8p.p. y/y.

In Japan, competition became more intense as inventories in the region increased significantly, due to a larger volume of exports from Brazil and Thailand, as well as an increase in local production. This excess supply pressured prices in U.S. dollar and margins. The scenario in other markets of the region is more favorable. In general, these markets have been showing a significant increase in volumes, with more attractive margins, despite the pressure on margins exercised by costs.

Another important landmark was the qualification of four plants for exports to Malaysia and three additional plants for exports to China. These plants are expected to add significant volumes throughout the year. We recently opened a local office in Malaysia to support our growth plans in Southeast Asia.

Finally, we completed the acquisition of GFS in the end of January. This acquisition fits BRF's strategy to diversify its global production platform, access consumers in local markets, and complement BRF's portfolio with cooked and highly customized products. At the same time, GFS also benefits from BRF's experience and capillarity in other markets, such as Korea, Middle East, and Europe, and it is already developing specific products for these regions. The first two months of integration have already brought results above expectations.

Asia	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Volume (Thousand Tons)	111	126	108	118	464	161	44.4%	36.1%
Poultry (In Natura)	100	114	96	101	411	116	16.1%	15.5%
Pork and Others (In Natura)	9	9	10	14	43	17	90.9%	20.5%
Processed foods	2	3	2	3	10	7	270.9%	142.6%
Others Sales	0	0	0	0	0	20	-	-
Net Operating Revenues (R$, Million)	745	899	764	882	3,290	1,071	43.8%	21.5%
Average price (R$/Kg)	6.70	7.14	7.06	7.47	7.10	6.67	(0.4%)	(10.7%)
Gross Profit (R$, Million)	258	312	246	244	1,060	212	(18.1%)	(13.3%)
Gross Margin (%)	34.7%	34.7%	32.1%	27.7%	32.2%	19.8%	(14.9) p.p.	(7.9) p.p.
EBIT (R$, Million)	187	232	150	132	701	109	(41.5%)	(17.2%)
EBIT Margin (%)	25.1%	25.8%	19.6%	15.0%	21.3%	10.2%	(14.9) p.p.	(4.8) p.p.
EBITDA (R$, Million)	226	273	190	174	862	155	(31.2%)	(10.5%)
EBITDA Margin (%)	30.3%	30.3%	24.8%	19.7%	26.2%	14.5%	(15.8) p.p.	(5.2) p.p.
Export Volume of Brazil (CFR)*	111	126	108	117	462	125	12.8%	6.7%
% in total volume	99.9%	99.9%	99.8%	99.5%	99.8%	78.0%	(21.9) p.p.	(21.5) p.p.

*CFR (Cost and Freight)

Management's Report for the First Quarter 2016 Results
19

PERFORMANCE BY REGION EUROPA/ EURÁSIA

In 1Q16, NOR from the region totaled R$958 million, +54% y/y. The consolidation of the distributors Invicta and Universal (partial) in the quarter contributed to this result, reinforcing the strategy to consolidate our leadership in the Food Service organized channel, in the United Kingdom market, make advancements in the chain, and improve our mix of products of higher added value.

In Eurasia, where our operations consist basically of exports of in-natura products from Brazil, the 1Q16 scenario was challenging, with average prices in Reais decreasing by 4.8% y/y. The pressure from U.S. dollar prices continues to be influenced by the macroeconomic scenario in Russia, main country of the sub-region, which had negative margins and significantly affected the result from the region.

Increased pressure from costs, tied to the deterioration of results from Eurasia, resulted in a decrease of approximately 21% y/y in EBITDA from the region, and a decrease in margin of 9.4p.p.. If we excluded Russia, EBITDA margin from the region would have been of approximately 14%. Similarly to the MENA region, there are significant differences between local direct distribution operations and direct exports from Brazil. In 1Q16, excluding the Eurasia sub-region, the difference between both operations was of approximately 14p.p. vs. 7p.p., on average, compared to 2015, which again shows the resilience of the strategy.

Europe/Eurasia	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Volume (Thousand Tons)	72	88	100	92	353	93	28.9%	0.8%
Poultry (In Natura)	20	23	29	23	95	21	4.7%	(7.7%)
Pork and Others (In Natura)	10	21	28	25	83	29	191.3%	14.4%
Processed foods	42	45	44	45	174	44	2.7%	(2.5%)
Net Operating Revenues (R$, Million)	622	846	1,124	1,048	3,640	958	54.0%	(8.6%)
Average price (R$/Kg)	8.60	9.59	11.21	11.33	10.30	10.27	19.5%	(9.3%)
Gross Profit (R$, Million)	168	231	326	294	1,019	168	(0.1%)	(42.8%)
Gross Margin (%)	27.1%	27.3%	29.0%	28.1%	28.0%	17.6%	(9.5) p.p.	(10.5)p.p.
EBIT (R$, Million)	82	127	197	167	573	47	(42.7%)	(72.0%)
EBIT Margin (%)	13.1%	15.0%	17.6%	16.0%	15.8%	4.9%	(8.2) p.p.	(11.1) p.p.
EBITDA (R$, Million)	120	165	233	199	717	96	(20.6%)	(52.0%)
EBITDA Margin (%)	19.3%	19.4%	20.7%	19.0%	19.7%	10.0%	(9.4) p.p.	(9.0) p.p.
Export Volume of Brazil (CFR)*	43	52	57	51	203	57	33.4%	11.7%
% in total volume	59.0%	58.7%	57.0%	55.2%	57.4%	61.1%	2.1 p.p.	5.9 p.p.

*CFR (Cost and Freight)

Management's Report for the First Quarter 2016 Results
20

PERFORMANCE BY REGION LATIN AMERICA (LATAM)

In the LATAM region, NOR totaled R$438 million (+11.2% y/y) in 1Q16. This increase is due to: (i) higher average prices in Reais (+6.6% y/y), influenced by the improvement in the mix of products in the Southern Cone (primarily in Argentina), whose volumes of processed products increased by 16.4%; and (ii) higher volumes (+4.3% y/y), due to the entry in new markets, especially Mexico and the Caribbean, and the increase in and diversification of our mix of products in existing markets, such as Paraguay, Uruguay, and Chile.

EBITDA margin increased by 4.2p.p. y/y, even though it was negatively affected by the industry cycle in markets where direct exports of in-natura products from Brazil are predominant, EBITDA margin was positively affected by the progress of initiatives to improve execution of sales, launching of new products, and the reduction of operating expenses y/y, especially in the Southern Cone.

Considering the acquisitions of Calchaquí and Campo Austral, BRF creates a robust integrated swine platform, adding important brands and complementing its portfolio of cold cuts in the region. These acquisitions bring growth and increase materially BRF's market share in both swine and cold cuts segments, as well as in Argentina's food industry as a whole. In 2015, the two companies combined reported net revenues of approximately US$ 190 million and EBITDA of around US$ 30 million.

LATAM	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Volume (Thousand Tons)	47	53	59	65	224	49	4.3%	(24.5%)
Poultry (In Natura)	14	17	20	22	73	15	7.3%	(31.9%)
Pork and Others (In Natura)	6	6	6	6	24	3	(55.4%)	(54.0%)
Processed foods	27	29	32	37	126	32	16.4%	(15.5%)
Net Operating Revenues (R$, Million)	394	457	565	717	2,132	438	11.2%	(38.9%)
Average price (R$/Kg)	8.32	8.68	9.65	10.96	9.52	8.87	6.6%	(19.1%)
Gross Profit (R$, Million)	73	98	131	181	483	83	14.2%	(54.2%)
Gross Margin (%)	18.5%	21.4%	23.1%	25.3%	22.6%	19.0%	0.5 p.p.	(6.3) p.p.
EBIT (R$, Million)	3	8	46	71	128	17	510.6%	(76.0%)
EBIT Margin (%)	0.7%	1.8%	8.2%	9.9%	6.0%	3.9%	3.2 p.p.	(6.0) p.p.
EBITDA (R$, Million)	19	23	64	93	200	40	105.9%	(57.1%)
EBITDA Margin (%)	4.9%	5.1%	11.3%	13.0%	9.4%	9.2%	4.2 p.p.	(3.9) p.p.
Export Volume of Brazil (CFR)*	8	11	12	18	48	12	52.9%	(33.8%)
% in total volume	16.6%	20.3%	19.8%	27.7%	21.5%	24.3%	7.7 p.p.	(3.4) p.p.

*CFR (Cost and Freight)

Management's Report for the First Quarter 2016 Results
21

PERFORMANCE BY REGION
AFRICA

As of 1Q16, we report Africa as an independent region due to its growth potential. The region faces a delicate economic moment due to the price of oil, which has been aggravating even more its geopolitical issues, especially in Western Africa. This scenario, together with a stronger competition primarily from Europe and the U.S., continue to push U.S. dollar prices downwards in the region in all categories.

Notwithstanding all these challenges, 1Q16 closed with an increase in volumes of 6.4% compared to the previous year. NOR from the region in the quarter totaled R$176 million (+13% y/y), with an average price of R$4.77/Kg, +6.2% y/y, which was not sufficient to offset the increase in costs. Accordingly, gross margin decreased by 8.0p.p. y/y, and EBITDA margin was pressed to 12.5% (-8.6p.p. y/y).

The strategy for the region follows the same dynamics of the others. Its final priority is to advance in the value chain, getting closer to the end consumer, and develop branded products with higher added value. Accordingly, we are putting together a local team that will be responsible for developing this strategy for some priority locations, such as Angola, Ghana, and the Republic of Congo.

Africa	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Volume (Thousand Tons)	35	38	41	43	156	37	6.4%	(13.7%)
Poultry (In Natura)	22	24	26	26	98	23	6.5%	(10.8%)
Pork and Others (In Natura)	4	6	6	6	22	6	53.9%	(8.2%)
Processed foods	9	7	9	11	36	8	(12.6%)	(24.1%)
Net Operating Revenues (R$, Million)	156	173	204	206	739	176	13.0%	(14.6%)
Average price (R$/Kg)	4.50	4.61	4.96	4.82	4.73	4.77	6.2%	(1.0%)
Gross Profit (R$, Million)	55	58	77	70	259	48	(12.9%)	(31.5%)
Gross Margin (%)	35.1%	33.3%	37.6%	33.8%	35.0%	27.1%	(8.0) p.p.	(6.7) p.p.
EBIT (R$, Million)	25	24	36	26	112	12	(51.4%)	(53.1%)
EBIT Margin (%)	16.2%	14.0%	17.8%	12.7%	15.2%	7.0%	(9.2) p.p.	(5.7) p.p.
EBITDA (R$, Million)	33	33	47	34	147	22	(33.1%)	(35.9%)
EBITDA Margin (%)	21.2%	19.3%	22.8%	16.7%	19.9%	12.5%	(8.6) p.p.	(4.2) p.p.
Export Volume of Brazil (CFR)*	35	38	41	43	156	37	6.4%	(13.7%)
% in total volume	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0 p.p.	0.0 p.p.

*CFR (Cost and Freight)

Management's Report for the First Quarter 2016 Results
22

OTHER SEGMENTS

We included in "Other Segments" all volumes of BRF's non-core products, such as animal feed, flours, beef, etc., conducted by "Global Desk."

Other Segments	1Q15	2Q15	3Q15	4Q15	2015	1Q16	y/y	q/q
Volume (Thousand Tons)	40	45	44	43	171	46	14.4%	6.6%
Poultry (In Natura)	0	2	1	1	5	1	199.4%	63.1%
Pork and Others (In Natura)	0	0	0	0	0	6	-	-
Processed foods	1	1	1	1	3	0	-	-
Others Sales	39	41	42	42	163	39	(0.2%)	(7.4%)
Net Operating Revenues (R$, Million)	163	195	199	218	775	353	117.0%	61.8%
Average price (R$/Kg)	4.07	4.37	4.55	5.09	4.53	7.72	89.6%	51.8%
Gross Profit (R$, Million)	20	15	28	43	105	42	112.2%	(2.0%)
Gross Margin (%)	12.3%	7.5%	13.8%	19.9%	13.6%	12.0%	(0.3) p.p.	(7.8) p.p.
EBIT (R$, Million)	13	4	(3)	33	47	28	118.6%	(13.1%)
EBIT Margin (%)	8.0%	2.2%	(1.4%)	15.0%	6.1%	8.1%	0.1 p.p.	(7.0) p.p.
EBITDA (R$, Million)	13	5	(3)	33	48	29	124.5%	(10.7%)
EBITDA Margin (%)	8.0%	2.5%	(1.4%)	15.0%	6.2%	8.3%	0.3 p.p.	(6.7) p.p.

Corporate

In order to improve the visibility of the operating results of each region, BRF now reports items that are not directly related to the regions as corporate adjustments, which include non-recurring income and expenses and equity income not attributed to businesses. In previous reports, these amounts were allocated in the results of the regions, which generated distortions in the understanding of the operating performance of each region.

As mentioned in "Other Operating Results," in this quarter, no significant non-recurring events affected the Company's results, as opposed to 1Q15 and 4Q15.

In 1Q15, non-recurring expenses and equity income totaled R$179 million, primarily due to the strike of truck drivers, restructuring expenses, and tax adjustments. In 4Q15, on the other hand, the Company recorded non-recurring revenues in the amount of R$336 million, primarily from the net gain from the accounting reclassification of Minerva and the recovery of tax expenses.

R$ - Million	1Q15	2Q15	3Q15	4Q15	2015	1Q16
Other Operating Results	(112)	(66)	(36)	336	121	(16)
Equity Income	(67)	(20)	(48)	0	(135)	0
EBIT	(179)	(86)	(84)	336	(13)	(16)
EBITDA	(179)	(86)	(84)	336	(13)	(16)

Management's Report for the First Quarter 2016 Results
23

INDEBTEDNESS

The Company's net debt totaled R$10.1 billion in 1Q16, compared to R$7.3 billion in 4Q15. This increase was primarily due to the payment of acquisitions that we made in the period, in the total amount of R$2.2 billion (GFS: R$1.4 billion; Qatar: R$589 million; and Universal: R$182 million), in addition to the payment of dividends/interest on shareholders' equity in the amount of R$663.1 million.

Accordingly, the Company's pro-forma net debt/EBITDA ratio (in the past 12 months) was 1.69x in 1Q16, compared to 1.28x in 4Q15. However, it is worth noting that this amount includes EBITDA of the past twelve months of such M&As. Excluding such adjustments, leverage would be 1.75x. Excluding M&As, leverage would decrease to 1.37x.

R$ Million	31.03.2016			31.12.2015	Δ%
Debt	**Current**	**Non-current**	**Total**	**Total**	
Local Currency	(1,614)	(4,460)	(6,074)	(3,820)	59.0%
Foreign Currency	(2,551)	(9,281)	(11,832)	(12,026)	(1.6%)
Gross Debt	**(4,165)**	**(13,741)**	**(17,905)**	**(15,846)**	**13.0%**
Cash Investiments					
Local Currency	2,360	838	3,199	1,711	87.0%
Foreign Currency	4,561	0	4,561	6,799	(32.9%)
Total Cash Investments	6,921	838	7,760	8,509	(8.8%)
Net Debt	**2,756**	**(12,902)**	**(10,146)**	**(7,337)**	**38.3%**
Exchange Rate Exposure - US$ Million	-	-	(472)	(117)	302.7%

Total gross indebtedness of R$17,905 million, as set forth above, includes total financial indebtedness, together with other financial liabilities, in the amount of R$684 million, according to Note 23 of the ITR for the quarter ended March 31, 2016.

Net Debt/EBITDA

6,230
5,951
6,949
7,337
10,146
1.26
1.12
1.24
1.28
1.69*
1Q15
2Q15
3Q15
4Q15
1Q16
Net Debt
Net Debt / EBITDA

In 3Q15, EBITDA includes R$213 million in connection with the operating income from the sale of the dairy division.
*Net debt/EBITDA ratio considering pro-forma information of M&As.

Management's Report for the First Quarter 2016 Results
24

INVESTMENTS (CAPEX)

Investments made in the quarter totaled R$608 million, of which R$362 million was invested in growth, efficiency, and support, R$161 million was invested in biological assets, and R$85 million was invested in leasing and others. We also highlight R$835 million in fixed/intangible assets regarding the acquisition of Qatar National Import and Export Co., Golden Foods Siam in Thailand, and Universal Meats in the United Kingdom.

The main projects in the quarter are, among others:

• Operational Footprint: continuous development of Footprint optimization projects focused on the flexibilization of production and reduction of our service costs. In 1Q16, a portion of our investment in Footprint was associated with the expansion and optimization of our poultry plant in Rio Cuarto, Argentina, our poultry plant in Lucas do Rio Verde, and our pork plant in Toledo.

• Market Demand: a significant portion of investments was allocated to meet the demand of markets focused on products of higher added value. In this quarter, we highlight investments allocated to meet the demands of Europe, Middle East, and Brazil.

• Innovation and Quality: these items are increasingly important for the Company. We highlight investments made in the quarter in innovation (new products and packaging) and quality (maintaining our products in line with the high standards of BRF). These investments are expected to become more significant within the portfolio of projects of the Company in 2016 and contribute to improve margins and reduce the volatility of our businesses.

• Automation: we continue to invest in automation, not only to achieve financial return, but also to reduce factory turnover and improve the well-being of employees. We also continue to make investments in support, as required to maintain our businesses.

Management's Report for the First Quarter 2016 Results
25

FINANCIAL CYCLE

The Company's financial cycle increased from 32.6 days in 1Q15 to 37.7 days in 1Q16. It is worth noting that we are including the pro-forma amounts of acquired companies (Qatar, GFS, and Universal). Excluding pro-forma revenues and costs, the financial cycle totals 40.4 days. This difference is due to the fact that the calculation methodology of the financial cycle takes into account accumulated revenues and costs for the past 12 months, but only balance sheet (working capital) is fully and immediately consolidated. As we create a history of accumulated revenues and costs of the acquired companies, this effect will be gradually eliminated. Excluding acquisitions, the financial cycle would total 35.0 days.

Moreover, as disclosed in previous quarters, our strategy to advance in the value chain, more recently with the acquisition of distributors in the Middle East and the United Kingdom, structurally increases our inventories and accounts receivable.

Financial Cycle - (Accounts Receivable + Inventories – Accounts Payable)

58.4
57.4
56.2
49.5
41.8
36.4
41.1
36.9
32.6
34.4
38.8
34.3
37.7*
14.8%
14.6%
14.0%
13.0%
11.0%
9.8%
10.8%
10.1%
8.8%
9.5%
10.8%
10.3%
10.8%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
3 Accounts / NOR
Financial Cycle

*Financial cycle adjusted by LTM revenue and costs of acquisitions in the period.

Management's Report for the First Quarter 2016 Results
26

FREE CASH FLOW

Free cash flow totaled R$2,907 billion in the past twelve-month period. The effect from consolidation of the balance sheet of the acquired companies was excluded. However, the effect of the variation of the financial cycle, from the date of the initial consolidation to the end of the quarter, was included.

The first quarter totaled R$566 million compared to R$1,081 million in 1Q15. There was an improvement in working capital in 1Q16, of R$149 million, lower than the improvement recorded last year, of R$422 million. Moreover, in 1Q16, CAPEX was R$316 million higher compared to last year. However, this increased CAPEX refers to a phasing issue through the year as the total CAPEX for 2016 remains in line with the CAPEX of 2015.

FCF
(EBITDA –Financial Cycle Variation – CAPEX)

101
688
1,150
1,531
2,595
3,184
3,125
4,148
4,096
3,776
3,782
3,422
2,907
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16

Management's Report for the First Quarter 2016 Results
27

Slaughtering and Production

Production	1Q16	1Q15	y/y	4Q15	q/q
Poultry Slaughter (Million Heads)	428	407	5.3%	448	(4.5%)
Hog Slaughter (Thousand Heads)	2,414	2,209	9.3%	2,407	0.3%
Cattle Slaughter (Thousand Heads)	38	38	(0.5%)	31	24.5%
Production (Thousand Tons)	1,019	1,090	(6.5%)	1,099	(7.3%)
Meats	915	978	(6.5%)	967	(5.4%)
Other Processed Products	104	112	(7.0%)	132	(21.3%)
Feed and Premix (Thousand Tons)	2,551	2,589	(1.5%)	2,589	(1.5%)

Social Balance and Appreciation of the Human Capital

BRF continuously seeks to capture synergies and efficiencies in its operations. The Company relies on the strategic location of its 35 plants in Brazil, 6 industrial units in Argentina, 2 in Europe (England and Holland), 5 in Thailand, and 1 in the United Arab Emirates (Abu Dhabi), 20 distribution centers in Brazil and 21 abroad, and 25 offices in international markets, in addition to Transit Shift Points (TSPs), poultry farms and sales branches. The Company currently has approximately 105 thousand employees in the world, focused on the continuous improvement of quality indicators, level of service, and performance of their jobs.

The Viva BRF culture has been representing a great symbol of belonging and engagement for our employees. We are now sharing this movement with those who are part of our chain, inviting partners and the community to experience this new partnership and relationship with BRF.

In the first quarter, we held meetings with associates, suppliers, and carriers to develop a closer partnership. Moreover, the Company has been discussing the term "Food Lovers," meaning that our people are passionate about what they do, placing food at the core of our actions and purposes, and strongly bringing this cause to materialize the Viva BRF culture throughout this year.

SSMA

The Health, Safety and Environment Management (Saúde, Segurança e Meio Ambiente – SSMA) continues to focus on the reduction of occupational accidents and has been consolidating its performance at each year. In 1Q16, the occupational accidents rate with leave was 0.89 compared to 2.54 in 1Q15, representing a 65% decrease.

Relationship with Independent Auditors

Pursuant to CVM Instruction No. 381, dated January 14, 2003, the Company informs that its policy of engagement of services not related to external audit is based on principles that protect auditor's independence.

Pursuant to CVM Instruction No. 381/03, in the three-month period ended March 31, 2016, Ernst & Young Auditores Independentes S.S. was not engaged to provide services that were not related to external audit.

Pursuant to CVM Instruction No. 480/09, management, in the meeting held on April 28, 2016, represents that it discussed, reviewed, and agreed with the information expressed in the review report of independent auditors on the financial information for 1Q16.

Disclaimer

The representations included in this report concerning prospective businesses of the Company, projections and results, and the Company's potential growth are mere forecasts based on the expectations of management with regards to the future of the Company. These expectations rely heavily on market changes and the general economic performance of the country, industry, and international market, and are therefore subject to change.

Management's Report for the First Quarter 2016 Results
28

FINANCIAL STATEMENT

Financial Statement - R$ Million	1Q16	1Q15	y/y	4Q15	q/q
Net Operating Revenues	**8,120**	**7,048**	**15.2%**	**8,955**	**(9.3%)**
Cost of Sales	(6,090)	(4,885)	24.7%	(6,155)	(1.1%)
% of the NOR	(75.0%)	(69.3%)	(5.7) p.p.	(68.7%)	(6.3) p.p.
Gross Profit	**2,031**	**2,164**	**(6.1%)**	**2,799**	**(27.5%)**
% of the NOR	25.0%	30.7%	(5.7) p.p.	31.3%	(6.3) p.p.
Operating Expenses	**(1,341)**	**(1,191)**	**12.6%**	**(1,471)**	**(8.8%)**
% of the NOR	(16.5%)	(16.9%)	0.4 p.p.	(16.4%)	(0.1) p.p.
Selling Expenses	**(1,208)**	**(1,084)**	**11.4%**	**(1,331)**	**(9.2%)**
% of the NOR	(14.9%)	(15.4%)	0.5 p.p.	(14.9%)	0.0 p.p.
Fixed	(769)	(701)	9.6%	(852)	(9.8%)
Variable	(439)	(382)	14.8%	(478)	(8.2%)
General and Administrative Expenses	**(134)**	**(108)**	**24.4%**	**(140)**	**(4.6%)**
% of the NOR	(1.6%)	(1.5%)	(0.1) p.p.	(1.6%)	(0.1) p.p.
Honorary of our Administrators	(8)	(7)	15.0%	(7)	13.0%
% of the NOR	(0.1%)	(0.1%)	0.0 p.p.	(0.1%)	0.0 p.p.
General and Administrative	(126)	(101)	25.0%	(133)	(5.5%)
% of the NOR	(1.6%)	(1.4%)	(0.1) p.p.	(1.5%)	(0.1) p.p.
Operating Income	**689**	**973**	**(29.1%)**	**1,329**	**(48.1%)**
% of the NOR	8.5%	13.8%	(5.3) p.p.	14.8%	(6.3) p.p.
Other Operating Results	**(46)**	**(273)**	(83.0%)	**226**	**(120.5%)**
Equity Income	**12**	**(59)**	-	**6**	**107.6%**
EBIT	**655**	**641**	**2.2%**	**1,560**	**(58.0%)**
% of the NOR	8.1%	9.1%	(1.0) p.p.	17.4%	(9.4) p.p.
Net Financial Income	**(604)**	**(108)**	**461.9%**	**(381)**	**58.5%**
Income before Taxes	**51**	**533**	**(90.5%)**	**1,179**	**(95.7%)**
% of the NOR	0.6%	7.6%	(6.9) p.p.	13.2%	(12.5) p.p.
Income Tax and Social Contribution	(9)	(72)	(87.0%)	255	(103.7%)
% of Income before Taxes	(18.4%)	(13.4%)	(4.9) p.p.	21.6%	(40.0) p.p.
Net Income	**39**	**462**	**(91.5%)**	**1,415**	**(97.2%)**
% of the NOR	**0.5%**	**6.5%**	**(6.1) p.p.**	**15.8%**	**(15.3) p.p.**
EBITDA	**1,025**	**951**	**7.8%**	**1,885**	**(45.6%)**
% of the NOR	**12.6%**	**13.5%**	**(0.9) p.p.**	**21.0%**	**(8.4) p.p.**

Management's Report for the First Quarter 2016 Results
29

BALANCE SHEET

Balance Sheet - R$ Million	03.31.16	03.31.15	12.31.15
Assets			
Current Assets			
Cash and Cash Equivalents	5,639	5,874	5,363
Financial Investments	852	614	735
Accounts Receivable	3,234	2,562	3,876
Recoverable Taxes	1,309	990	1,232
Dividends/Interest on shareholders' equity receivable	9	1	22
Securities Receivable	299	221	304
Inventories	4,518	3,337	4,033
Biological Assets	1,494	1,201	1,330
Other Financial Assets	372	476	129
Other Receivables	445	262	369
Anticipated expenses	396	272	409
Restricted Cash	58	0	1,346
Non-Current Assets held to sale and discontinued operation	23	1,963	32
Total Current Assets	**18,648**	**17,775**	**19,180**
Non-current Assets			
Long-term assets	**5,083**	**3,984**	**5,095**
Cash Investments	397	64	456
Accounts Receivable	5	9	4
Judicial Deposits	777	627	732
Biological Assets	797	697	761
Securities Receivable	210	337	231
Recoverable Taxes	1,144	933	969
Deferred Taxes	1,115	888	1,256
Restricted Cash	441	120	480
Other Receivables	197	308	207
Permanent Assets	**17,745**	**14,958**	**16,113**
Investments	163	391	186
Property, Plant and Equipment	11,268	10,090	10,916
Intangible	6,314	4,477	5,011
Total Non-Current Assets	**22,828**	**18,942**	**21,208**
Total Assets	**41,476**	**36,717**	**40,388**

Management's Report for the First Quarter 2016 Results
30

BALANCE SHEET

Balance Sheet - R$ Million	03.31.16	03.31.15	12.31.15
Liabilities and Equity			
Current Liabilities			
Loans and Financing	3,481	2,427	2,628
Suppliers	4,857	3,926	4,745
Supply Chain Risk	805	455	1,175
Payroll and Mandatory Social Charges	513	478	478
Taxes Payable	402	366	353
Dividends/Interest on Shareholders' Equity	3	3	518
Management and Staff Profit Sharing	26	107	296
Other Financial Liabilities	684	656	667
Provisions	231	255	231
Employee Pension Plan	67	56	67
Other Liabilities	385	219	462
Liabilities related to non-current assets held for sale and discontinued operations	0	520	0
Total Current Liabilities	**11,454**	**9,467**	**11,621**
Non-Current Liabilities			
Loans and Financing	13,741	10,295	12,551
Suppliers	151	154	155
Taxes and Social Charges Payable	24	28	26
Provision for Tax, Civil and Labor Contingencies	1,007	924	974
Deferred Taxes	182	126	188
Employee Pension Plan	242	269	232
Other Liabilities	832	530	804
Total Non-Current Liabilities	**16,178**	**12,325**	**14,931**
Total Liabilities	**27,632**	**21,792**	**26,552**
Shareholders' Equity			
Capital Stock	12,460	12,460	12,460
Capital Reserves	1	104	7
Profit Reserves	2,241	3,974	6,077
Other Related Results	(873)	(864)	(1,080)
Retained Profits	39	465	0
Transfer Reserves and Tax Incentives	(24)	(28)	-
Treasury Shares	(365)	(1,304)	(3,948)
Non-Controling Shareholders	365	117	319
Total Shareholders' Equity	**13,844**	**14,925**	**13,836**
Total Liabilities and Shareholders' Equity	**41,476**	**36,717**	**40,388**

Management's Report for the First Quarter 2016 Results
31

CASH FLOW

Cash Flow - R$ Million	1Q16	1Q15	y/y	4Q15	q/q
Operating Activities					
Result for the Fiscal Year	39	462	(91.5%)	1,415	(97.2%)
Adjustments to the Result	454	935	(48.9%)	(10)	(4795.4%)
Changes in Assets and Liabilities					
Accounts Receivable from Clients	962	424	127.0%	(490)	(296.5%)
Inventory	(211)	(395)	(46.5%)	129	(264.0%)
Biological Assets	(164)	(71)	132.5%	(59)	180.6%
Interest on Shareholders' Equity Received	(12)	9	(228.7%)	1	(1201.2%)
Suppliers	(29)	380	(107.7%)	(157)	-81.4%
Suppliers Chain Risk	(369)	-	-	303	(222.0%)
Payment of Contingencies	(49)	(55)	(10.3%)	(53)	(7.2%)
Interest Payments	(82)	(120)	(31.4%)	(249)	(66.8%)
Payment of Income Tax and Social Contribution	(1)	(1)	12.3%	(1)	71.4%
Salaries, Social Obligations and Others	(648)	(92)	633.1%	(485)	38.6%
Net Cash provided by the Continued Operating Activities	(111)	1,477	(107.5%)	345	(132.1%)
Cash and Cash Equivalents by Discontinued Operating Activities	-	4	-	-	-
Net Cash provided by Operating Activities	**(111)**	**1,481**	**(107.5%)**	**345**	**(132.1%)**
Investment Activities					
Financial Investments	-	75	(100.0%)	-	-
Investment in Restricted Cash	(1,327)	(5)	-	(1,367)	(98.6%)
Goodwill on Acquisition of Non-Controlling Shareholders	-	-	-	-	-
Acquisition of Companies	(2,134)	-	-	(17)	-
Acquisition of Interests in Joint Venture	(0)	(0)	(27.2%)	(0)	(25.8%)
Acquisition of Fixed Assets/ Investments	(459)	(157)	192.1%	(234)	95.7%
Acquisition of Biological Assets	(172)	(132)	30.2%	(165)	4.0%
Revenue from the Sale of Fixed Assets	47	40	16.5%	44	6.0%
Intangible Investments	(24)	(7)	245.9%	(180)	(86.8%)
Net Cash provided by the Continued Investment Activities	(1,415)	(187)	656.8%	(1,919)	(26.3%)
Net Cash provided by the discontinued Investment Activities	-	(6)	-	-	-
Net Cash provided by Investment Activities	**(1,415)**	**(193)**	**633.3%**	**(1,919)**	**(26.3%)**

Management's Report for the First Quarter 2016 Results
32

CASH FLOW

Cash Flow - R$ Million	1Q16	1Q15	y/y	4Q15	q/q
Financing Activities					
Loans and Financing	2,866	(504)	(668.6%)	592	384.5%
Interest on Shareholders' Equity	(663)	(463)	-	-	-
Sale of Treasury Shares	(179)	(1,029)	(82.6%)	(1,274)	(86.0%)
Disposal of Treasury Shares	-	19	(100.0%)	(8)	(100.0%)
Net Cash provided by Financing Activities	2,024	(1,977)	(202.4%)	(690)	(393.2%)
Cash generated (applied) in the financing activities	**2,024**	**(1,977)**	**(202.4%)**	**(690)**	**(393.2%)**
Effect of Exchange Rate Variation on Cash and Cash Equivalents	(222)	556	(139.9%)	(97)	129.5%
Net Increase (Decrease) in Cash Held	**276**	**(133)**	**(307.5%)**	**(2,361)**	**(111.7%)**
Cash and Cash Equivalents at the Beginning of the Period	**5,363**	**6,007**	**(10.7%)**	**7,724**	**(30.6%)**
Cash and Cash Equivalents at the End of the Period	**5,639**	**5,874**	**(4.0%)**	**5,363**	**5.2%**

Management's Report for the First Quarter 2016 Results
33

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.            COMPANY’S OPERATIONS

BRF S.A. (“BRF”) and its consolidated subsidiaries (collectively the “Company”) is one of Brazil’s largest companies in the food industry. BRF is a public company, listed on the New Market of Brazilian Securities, Commodities & Futures Exchange (“BM&FBOVESPA”), under the ticker BRFS3, and listed on the New York Stock Exchange (“NYSE”), under the ticker BRFS. Its headquarters are located at 475, Rua Jorge Tzachel in the City of Itajaí, State of Santa Catarina. With a focus on raising, producing and slaughtering of poultry and  pork for processing, production and sale of fresh meat, processed products, pasta, sauce, mayonnaise, frozen vegetables and soybean by-products, among which the following are highlighted:

•                Whole chickens and frozen cuts of chicken, turkey and pork;

•                Ham products, bologna, sausages, frankfurters and other smoked products;

•                Hamburgers, breaded meat products and meatballs;

•                Lasagnas, pizzas, cheese breads, pies and frozen vegetables;

•                Margarine, sauces and mayonnaise; and

•                Soy meal and refined soy flour, as well as animal feed.

The Company's changed its management structure and thus, on the first quarter of 2016, its activities became organized into 7 operating segments, due to the importance and growth potential of Africa region, which now has the same autonomy and organizational structure of other regions. Thus, the segments have been represented as follows: Brazil, Latin America (“LATAM”), Europe, Middle East and North Africa ("MENA"), Asia, Africa and other segments (note 5).

In the Domestic Market, the Company operates 35 meat processing plants, 3 margarine processing plants, 3 pasta processing plants, 3 soybean crushing plants and 1 dessert processing plant, located close to the Company’s raw material suppliers or the main consumer centers.

The Company has an advanced distribution system and uses 20 distribution centers to deliver its products to supermarkets, retail stores, wholesalers, restaurants and other institutional customers in domestic and foreign markets.

In the Foreign Market, the Company operates 8 meat processing plants, 1 margarine and oil processing plant, 1 sauces and mayonnaise processing plant, 1 frozen vegetables processing plant and 25 distribution centers, besides subsidiaries or sales offices in Argentina, Austria, Cayman Islands, Chile, China, France, Germany, Hungary, Italy, Japan, Kuwait, Nigeria, Oman, Portugal, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, The Netherlands, United Arab Emirates, United Kingdom, Uruguay and  Venezuela. The Company exports to more than 120 countries.

The table below summarizes the direct and indirect ownership interests of the Company, as well as the activities of each subsidiary, associate and joint venture:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.1.        Interest in subsidiaries

					% equity interest
Entity		Main activity	Country	Participation	03.31.16	12.31.15

Avipal Centro-Oeste S.A.	(a)	Industrialization and commercialization of milk	Brazil	Direct	100.00%	100.00%
BRF GmbH		Holding	Austria	Direct	100.00%	100.00%
Al Khan Foodstuff LLC		Import, commercialization and distribution of products	Oman	Joint venture	40.00%	40.00%
Al-Wafi Food Products Factory LLC		Industrialization and commercialization of products	United Arab Emirates	Indirect	49.00%	49.00%
Badi Ltd.		Holding	United Arab Emirates	Indirect	100.00%	100.00%
Al-Wafi Al-Takamol International for Foods Products		Import and commercialization of products	Saudi Arabia	Indirect	75.00%	75.00%
BRF Al Yasra Food K.S.C.C.		Import, commercialization and distribution of products	Kuwait	Indirect	75.00%	75.00%
BRF Foods GmbH		Industralization, import and commercialization of products	Austria	Indirect	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	Indirect	90.00%	90.00%
BRF France SARL		Marketing and logistics services	France	Indirect	100.00%	100.00%
BRF Global Company Nigeria Ltd.		Marketing and logistics services	Nigeria	Indirect	99.00%	99.00%
BRF Global Company South Africa Proprietary Ltd.		Import and commercialization of products	South Africa	Indirect	100.00%	100.00%
BRF Global Company Nigeria Ltd.		Marketing and logistics services	Nigeria	Indirect	1.00%	1.00%
BRF Global GmbH	(b)	Holding and trading	Austria	Indirect	100.00%	100.00%
Qualy 5201 B.V.	(b)	Import, commercialization of products and holding	The Netherlands	Indirect	100.00%	100.00%
Xamol Consultores Serviços Ltda.		Import and commercialization of products	Portugal	Indirect	100.00%	100.00%
BRF Japan KK		Marketing and logistics services	Japan	Indirect	100.00%	100.00%
BRF Korea LLC		Marketing and logistics services	Korea	Indirect	100.00%	100.00%
BRF Shanghai Management Consulting Co. Ltd.		Advisory and related services	China	Indirect	100.00%	100.00%
BRF Singapore PTE Ltd.		Marketing and logistics services	Singapore	Indirect	100.00%	100.00%
BRF Germany GmbH		Import and commercialization of products	Germany	Indirect	100.00%	100.00%
BRF Holland B.V.		Import and commercialization of products	The Netherlands	Indirect	100.00%	100.00%
BRF B.V.		Industrialization, import and commercialization of products	The Netherlands	Indirect	100.00%	100.00%
BRF Hungary LLC		Import and commercialization of products	Hungary	Indirect	100.00%	100.00%
BRF Iberia Alimentos SL		Import and commercialization of products	Spain	Indirect	100.00%	100.00%
BRF Invicta Ltd.		Import, commercialization and distribution of products	England	Indirect	62.00%	62.00%
Invicta Food Products Ltd.		Import and commercialization of products	England	Indirect	100.00%	100.00%
BRF Wrexham Ltd.		Industrialization, import and commercialization of products	England	Indirect	100.00%	100.00%
Invicta Food Group Ltd.	(b)	Import, commercialization and distribution of products	England	Indirect	100.00%	100.00%
Invicta Foods Ltd.		Import, commercialization and distribution of products	England	Indirect	100.00%	100.00%
Invicta Foodservice Ltd.		Import, commercialization and distribution of products	England	Indirect	100.00%	100.00%
Universal Meats (UK) Ltd.	(e)	Import, Industrialization, commercialization and distribution of products	England	Indirect	100.00%	-
BRF Italia SPA		Import and commercialization of products	Italy	Indirect	67.00%	67.00%
Federal Foods LLC	(c)	Import, commercialization and distribution of products	United Arab Emirates	Indirect	49.00%	49.00%
Federal Foods Qatar		Import, commercialization and distribution of products	Qatar	Indirect	49.00%	49.00%
Golden Foods Poultry Limited	(d)	Holding	Thailand	Indirect	48.52%	-
Golden Poultry Siam Limited	(d)	Holding	Thailand	Indirect	51.84%	-
Golden Poultry Siam Limited	(d)	Holding	Thailand	Indirect	48.16%	-
Golden Foods Siam Limited	(d)	Import, Industrialization, commercialization and distribution of products	Thailand	Indirect	100.00%	-
Golden Feed Thailand Limited	(d)	Import, Industrialization, commercialization and distribution of products	Thailand	Indirect	100.00%	-
Golden Foods Sales (Europe) Limited	(d)	Holding e trading	Thailand	Indirect	100.00%	-
Golden Quality Foods Europe BV	(d)	Import, commercialization and distribution of products	Thailand	Indirect	100.00%	-
Golden Quality Foods Netherlands BV	(d)	Import, commercialization and distribution of products	Thailand	Indirect	100.00%	-
Golden Foods Siam Europe Limited	(d)	Import, commercialization and distribution of products	Thailand	Indirect	100.00%	-
Perdigão Europe Lda.		Import and commercialization of products	Portugal	Indirect	100.00%	100.00%
Perdigão International Ltd.		Import and commercialization of products	Cayman Island	Indirect	100.00%	100.00%
BFF International Ltd.		Financial fundraising	Cayman Island	Indirect	100.00%	100.00%
Highline International	(a)	Financial fundraising	Cayman Island	Indirect	100.00%	100.00%
Sadia Chile S.A.		Import and commercialization of products	Chile	Indirect	40.00%	40.00%
Sadia Foods GmbH	(a)	Import and commercialization of products	Germany	Indirect	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	Indirect	10.00%	10.00%
SATS BRF Food PTE Ltd.		Import, industrialization, commercialization and distribution of products	Singapore	Joint venture	49.00%	49.00%
Wellax Food Logistics C.P.A.S.U. Lda.		Import and commercialization of products	Portugal	Indirect	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.		Industrialization and commercializations of dairy products	Argentina	Direct	98.26%	98.26%
K&S Alimentos S.A.	(f)	Industrialization and commercialization of products	Brazil	Affiliate	100.00%	49.00%
PP-BIO Administração de bem próprio S.A.		Management of assets	Brazil	Affiliate	33.33%	33.33%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	Direct	99.99%	99.99%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercialization of products	Brazil	Indirect	99.99%	99.99%
PR-SAD Administração de bem próprio S.A.		Management of assets	Brazil	Affiliate	33.33%	33.33%
Quickfood S.A.		Industrialization and commercialization of products	Argentina	Direct	90.05%	90.05%
Sadia Alimentos S.A.		Holding	Argentina	Direct	43.10%	43.10%
Avex S.A.		Industrialization and commercialization of products	Argentina	Indirect	94.60%	94.60%
Sadia International Ltd.		Import and commercialization of products	Cayman Island	Direct	100.00%	100.00%
Sadia Chile S.A.		Import and commercialization of products	Chile	Indirect	60.00%	60.00%
Sadia Uruguay S.A.		Import and commercialization of products	Uruguay	Indirect	5.10%	5.10%
Avex S.A.		Industrialization and commercialization of products	Argentina	Indirect	5.40%	5.40%
Sadia Alimentos S.A.		Holding	Argentina	Indirect	56.90%	56.90%
Sadia Overseas Ltd.		Financial fundraising	Cayman Island	Direct	100.00%	100.00%
Sadia Uruguay S.A.		Import and commercialization of products	Uruguay	Direct	94.90%	94.90%
UP Alimentos Ltda.		Industrialization and commercialization of products	Brazil	Affiliate	50.00%	50.00%
Vip S.A. Emp. Part. Imobiliárias		Commercialization of owned real state	Brazil	Direct	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.		Industrialization and commercialization of dairy products	Argentina	Indirect	1.74%	1.74%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	Indirect	0.01%	0.01%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercialization of products	Brazil	Indirect	0.01%	0.01%

(a)       Dormant subsidiaries.

(b)       The wholly-owned subsidiary BRF Global GmbH started to operate as a trading in the European market as from May 1, 2013. In addition, it owns 101 direct subsidiaries in Madeira, Portugal, with an investment of R$8,070 as of March 31, 2016 (R$4,046 as of December 31, 2015) and a direct subsidiary in Den Bosch, The Netherlands, denominated Qualy 20 with an investment of R$7,987 as of March 31, 2016 (R$8,162 as of December 31, 2015). The wholly-owned subsidiary Qualy 5201 B.V. owns 212 subsidiaries in The Netherlands being the amount of this investment of R$26,864 as of March 31, 2016 (R$22,258 as of December 31, 2015). The indirect subsidiary Invicta Food Group Ltd. owns 120 direct subsidiaries in Ashford, England, with an investment of R$141,705 as of March 31, 2016 (R$161,197 as of December 31, 2015). The indirect subsidiary Universal Meats (UK) Ltd. owns 99 direct subsidiaries in Ashford, England. The indirect subsidiary Golden Foods Siam Europe Ltd. (GFE) owns 32 direct subsidiaries in London, England. The purpose of these 2 subsidiaries is to operate in the European market to increase the Company’s market share, which is regulated by a system of poultry and turkey meat import quotas.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

(c)       The company owns 49% of equity interest, permitted by the Federal Law 8/1984, which is effective in the United Arab Emirates and according to the shareholder’s agreement, as well as 100% of the economic rights.

(d)      On January 26, 2016 acquisition of 48.52% of equity interest in Golden Foods Poultry Limited and 48.16% of equity interest in Golden Poultry Siam Limited. The company, according to the shareholder’s agreement, owns substantial part of the economic rights of such entitites. In addition, on January 26, 2016, acquisition of 100% of equity interest in Golden Foods Sales (Europe) Limited and Golden Foods Siam Europe Limited.

(e)       On February 01, 2016, acquisition of 100% of equity interest in Universal Meats (UK) Ltd.

(f)        On March, 18, 2016, the Company acquired the remaining equity interest and thus holds 100% of equity interest in K&S Alimentos S.A.

1.2.        Acquisition of the frozen distribution business of Qatar National Import and Export Co. (“QNIE”)

On January 01, 2016, BRF announced to the market that it has signed an agreement with QNIE for the acquisition of a part of QNIE’s frozen distribution business in the State of Qatar, which is one of BRF products distributor in Qatar for more than 40 years. The transaction totaled US$146,162 (equivalent to R$589,075), paid in cash.

1.3.        Business combination with Golden Foods Siam (“GFS”)

On January 26, 2016, BRF announced to the market that, through its fully-owned subsidiary BRF Gmbh, concluded the acquisition of the control of GFS (“transaction”). The transaction comprised the acquisition of 100% of equity interest in Golden Foods Sales Ltd. and Golden Foods Siam Europe, both located in the United Kingdom, 48.2% of equity interest in Golden Foods Poultry Ltd. and 73.31% of indirect equity interest in Golden Poultry Siam Ltd., both located in Thailand.

The transaction totaled US$348,705 (equivalent to R$1,428,540), which should be further adjusted according to certain conditions set out in the agreement.

1.4.        Business combination with Universal Meats (UK) Limited (“Universal”)

On February 02, 2016, BRF announced to the Market that, through its controlled subsidiary BRF Invicta Limited (“BRF Invicta”), concluded the acquisition of 100% of interest of Universal (“transaction”), in the amount of GBP31,812 (equivalent to R$182,284).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.5.        Acquistion of interest in the joint venture with Mondelez Lacta and Mondelez Brasil (toghether “Mondelez”)

On March 18, 2016, BRF announced to the Market that it has renewed its agreement for the joint venture with Mondelez, as such, BRF holds 100% of equity interest in K&S Alimentos S.A. from this date onwards, paying R$10,728 in the transaction.

1.6.        Purchase agreement with Alimentos Calchaquí Productos 7 S.A. (“Calchaquí”)

On March 22, 2016, BRF announced to the Market that, through its controlled subsidiaries BRF GmbH and BRF Holland B.V., it has signed an agreement for the acquisition of the total shares issued by Calchaquí (“transaction”), a traditional Argentine entity, reference in the region´s cold cuts market, and owner of leading brands such as Calchaquí and Bocatti.

Subject to the satisfaction of the conditions precedent set forth in the agreement, the parties will execute the documents providing for the acquisition of Calchaquí, in the total amount of US$104,700.

1.7.        Seasonality

The Company does not operate with any significant seasonality through the year. In general, during the fourth quarter of each year demand in Brazil is slightly stronger than in the other quarters, due to Christmas and New Year Celebrations, being the best-selling products in this period: turkey, Chester® and ham.

2.            MANAGEMENT’S STATEMENT AND BASIS OF PREPARATION AND PRESENTATION OF FINANCIAL STATEMENTS

The Company’s individual and consolidated financial statements are prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) and interpretation issued by the International Financial Reporting Interpretations Committee (“IFRIC”), implemented in Brazil through Brazilian Accounting Pronouncements Committee (“CPC”) and its technical interpretations (“ICPC”) and guidelines (“OCPC”), approved by the Brazilian Securities Exchange Commission (“CVM”).

The Company’s individual and consolidated financial statements are expressed in millions of Brazilian Reais (“R$”), as well as the amounts of other currencies disclosed in the quarterly financial statements, when applicable, were also expressed in thousands. The result information is prepared by their accumulated over the same period last year.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The preparation of the Company’s individual and consolidated financial statements requires Management to make judgments, use estimates and adopt assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, as well as the disclosures of contingent liabilities as of the reporting date. However, the uncertainty inherent to these judgments, assumptions and estimates could result in material adjustments to the carrying amounts of the affected assets and liabilities in future periods.

The Company reviews its judgments, estimates and assumptions on a quarterly basis.

The individual and consolidated financial statements were prepared on the historical cost except for the following items which are measured at fair value:

•           derivative and non-derivative financial instruments measured at fair value;

•           available for sale financial assets at fair value;

•           marketable securities classified as cash and cash equivalents measured at fair value;

•           share-based payments and employee benefits at fair value, and

•           biological assets at fair value.

As a result of the Company’s decision to discontinue the operating segment of dairy products and in accordance with the requirements of CVM Deliberation Nº 598/09, the individual and consolidated financial statements of income and cash flows for the three-months ended in March 31, 2016 are disclosed considering the effects of such transaction (see note 13).

3.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The quarterly financial information was prepared according to CVM Deliberation Nº 673/11, which establishes the minimum content of interim financial statement and the principles for measurement and recognition of a full or condensed set of financial statements for an interim period.

The interim financial statements, in this case denominated as quarterly financial information, aims to provide updated information based on the last annual financial statements disclosed. Therefore, the quarterly financial information focused on new activities, events and circumstances and do not duplicate the information previously disclosed, except in the case where Management judged that the maintenance of the information was relevant.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The current quarterly financial information was consistently prepared based on the accounting policies and estimates calculation methodology adopted in the preparation of the annual financial statements for the year ended December 31, 2015 (note 3).

There were no changes of any nature related to such policies and estimates calculation methodology. As allowed by CVM Deliberation Nº 673/11, Management decided not to disclose again the details of the accounting policies adopted by the Company. Hence, the quarterly financial information should be read in conjunction with the annual financial statements for the year ended December 31, 2015, in order to allow the users of this financial information to further understand the Company’s capacity of profit and future cash flows generation as well as its financial conditions and liquidity.

The exchange rates in Brazilian Reais that are effective at the balance sheet dates are as follows:

Exchange rate at the balance sheet date	03.31.16	12.31.15
U.S. Dollar (US$ or USD)	3.5589	3.9048
Euro (€ or EUR)	4.0539	4.2504
Pound Sterling (£ or GBP)	5.1181	5.7881
Argentine Peso ($ or ARS)	0.2439	0.3017
Rial Omã (OMR)	9.2511	10.1529
Dirham (AED)	0.9691	1.0631
Saudi Riyal (SAR)	0.9493	1.0406
Bath/Tailândia (THB)	0.1014	0.1083
Rial/Catar (QAR)	0.9774	1.0725

Average rates	03.31.16	03.31.15
U.S. Dollar (US$ or USD)	3.9100	2.8634
Euro (€ or EUR)	4.3086	3.2172
Pound Sterling (£ or GBP)	5.5957	4.3344
Argentine Peso ($ or ARS)	0.2713	0.3295
Rial Omã (OMR)	10.1638	7.4378
Dirham (AED)	1.0647	0.7796
Saudi Riyal (SAR)	1.0427	0.7631
Bath/Tailândia (THB)	0.1096	0.0877
Rial/Catar (QAR)	1.0739	0.7864

4.            FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

4.1.        Overview

In the normal course of its business, the Company is exposed to credit, liquidity and market risks, which are actively managed in conformity to the Financial Risk and Strategic Documents Management Policy (“Risk Policy”) and internal guidelines subject to such policy. The policy and guidelines, as well as the monitoring process, evaluation

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

and approval processes of risk management were disclosed in detail in the financial statements for the year ended December 31, 2015 (note 4) and there were no changes in the three-month period ended March 31, 2016.

a.            Credit risk management

The Company is subject to the credit risk related to trade accounts receivable, financial investments and derivative contracts, as follows:

•        Credit risk associated with trade accounts receivable is actively managed by dedicated team, through specific systems. Furthermore, it should be noted the diversification of the customer portfolio and the concession of credit to customers with good financial and operational conditions. The Company does not usually require collateral for sales to customer, and it has  contracted credit insurance policy for specific markets; and

•        Credit risk associated with financial investments and derivative contracts is mitigated by the Company’s policy of working with prime institutions.

On March 31, 2016, the Company had financial investments over R$100,000 at the following financial institutions: Banco Itaú, Banco Bradesco, Banco Santander, Banco do Brasil, Caixa Econômica Federal and Standard Chartered.

The Company also held derivative contracts with the following financial institutions: Banco Bradesco, Banco do Brasil, Banco HSBC, Banco Itaú, Banco Santander, Banco Votorantim, Barclays, Citibank, Deutsche Bank, ING Bank, Merrill Lynch, Morgan Stanley, Rabobank, Banco Safra and Banco BNP.

b.            Liquidity risk management

Liquidity risk management aims to reduce the impacts caused by events that may affect the Company’s cash flow. Thus, the Company utilizes the following metrics:

•         Cash Flow at Risk (“CFaR”), which aims to statistically estimates the cash flows for the next twelve months and the Company’s liquidity exposure. The Company determined that the minimum cash available should be equivalent mainly to the average monthly billing and EBITDA for the last twelve-month period; and

•         Value at Risk ("VaR") is used for derivative transactions that require payments of periodic adjustments. Currently, the Company holds only BM&F operations with daily adjustments and in order to monitor them, such methodology is utilized, which statistically measures potential maximum adjustments to be paid at intervals of 1 to 21-days.

The Company maintains its leverage levels in order to avoid any impact to its ability to settle commitments and obligations. As a guideline, the majority of the debt should be in long term. On March 31, 2016, the long term debt portion accounted for 79.8% (82.7% as of December 31, 2015) of the total outstanding debt with an average term greater than 5 years.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The table below summarizes the commitments and contractual obligations that may impact the Company’s liquidity:

	Parent company
	03.31.16
	Book value	Cash flow contracted	Up to 9 months	2017	2018	2019	2020	After 5 years
Non derivative financial liabilities
Loans and financing	8,123,982	15,465,306	4,557,623	2,853,472	2,918,984	4,587,190	527,713	20,324
BRF bonds	7,577,682	13,050,594	445,741	445,741	1,406,991	368,241	368,241	10,015,639
Trade accounts payable	4,081,483	4,081,483	4,081,483	-	-	-	-	-
Supply chain finance	805,276	805,276	805,276	-	-	-	-	-
Financial lease	174,093	256,792	49,559	33,832	26,568	23,284	22,223	101,326
Operational lease	-	282,095	134,454	87,848	36,743	5,725	3,399	13,926

Derivative financial liabilities
Financial instruments designated as cash flow hedge
Interest rate and exchange rate derivatives	227,011	188,851	(2,226)	4,258	186,819	-	-	-
Currency derivatives (NDF)	5,194	5,008	5,008	-	-	-	-	-
Currency derivatives (options)	44,132	-	-	-	-	-	-	-
Commodities derivatives (NDF)	10,643	10,643	10,643	-	-	-	-	-
Financial instruments not designated as cash flow hedge
Currency derivatives (NDF)	11,782	35,436	35,436	-	-	-	-	-
Currency derivatives (Future)	5,935	5,935	5,935	-	-	-	-	-
Interest rate and exchange rate derivatives	334,889	493,949	323,267	170,502	180	-	-	-
Commodities derivatives (NDF)	2,200	-	-	-	-	-	-	-

	Consolidated
	03.31.16
	Book value	Cash flow contracted	Up to 9 months	2017	2018	2019	2020	After 5 years
Non derivative financial liabilities
Loans and financing	8,588,456	16,051,289	4,659,312	2,872,836	3,382,633	4,587,190	527,713	21,605
BRF bonds	7,577,682	13,050,594	445,741	445,741	1,406,991	368,241	368,241	10,015,639
BFF bonds	426,531	695,620	19,547	39,095	39,095	39,095	558,788	-
Sadia bonds	410,958	567,074	35,342	531,732	-	-	-	-
Quickfood bonds	217,757	144,643	41,400	56,493	27,639	19,111	-	-
Trade accounts payable	4,856,508	4,856,508	4,856,508	-	-	-	-	-
Supply chain finance	805,276	805,276	805,276	-	-	-	-	-
Financial lease	174,093	256,792	49,559	33,832	26,568	23,284	22,223	101,326
Operational lease	-	301,125	142,741	91,986	39,865	7,497	3,399	15,637

Derivative financial liabilities
Financial instruments designated as cash flow hedge
Interest rate and exchange rate derivatives	267,900	233,864	6,045	20,801	206,096	922	-	-
Currency derivatives (NDF)	5,194	5,008	5,008	-	-	-	-	-
Deliverable forwards contracts	1,191	1,191	1,191	-	-	-	-	-
Currency derivatives (options)	44,132	-	-	-	-	-	-	-
Commodities derivatives (NDF)	10,643	10,643	10,643	-	-	-	-	-
Financial instruments not designated as cash flow hedge
Currency derivatives (NDF)	11,806	35,519	35,519	-	-	-	-	-
Currency derivatives (Future)	5,935	5,935	5,935	-	-	-	-	-
Interest rate and exchange rate derivatives	334,889	493,949	323,267	170,502	180	-	-	-
Commodities derivatives (NDF)	2,200	-	-	-	-	-	-	-
Deliverable forwards contracts	111	111	111	-	-	-	-	-

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

c.            Interest rate risk management

Interest rate risk is the one the Company incurs in economic losses resulting from changes in these rates, which could affect its assets and liabilities.

The Company’s Risk Policy does not restrict exposure to different interest rates, neither establishes limits for fixed or floating rates. However, the Company continually monitors the market interest rates, in order to evaluate any need to enter into hedging transaction to protect from the exposure to fluctuation of such rates and manage the mismatch between its financial investments and debts. In these transactions the Company enters into contracts that exchange floating rate for fixed rate or vice-versa. Such transactions were designated by the Company as cash flow hedge.

The Company’s indebtedness is essentially tied to the London Interbank Offered rate ("LIBOR"), fixed coupon (“R$ and USD”), Long Term Interest Rate ("TJLP") and Monetary Unit of the Bank National Economic and Social Development ("UMBNDES") rates. In case of adverse changes in the market that result in LIBOR, TJLP and UMBNDES rise, the cost of the floating indebtedness rises and on the other hand, the cost of the fixed indebtedness decreases in relative terms.

With regards to the Company's marketable securities, the main index is the Interbank Deposit Certificate ("CDI") for investments in the domestic market and fixed coupon (“USD”) for investments in the foreign market.

d.            Foreign exchange risk management

Foreign exchange risk is the one related to variations of foreign exchange rates that may cause the Company to incur unexpected losses, leading to a reduction of assets or an increase in liabilities.

The Risk Policy is intended to protect the Company's results from these variations, in order to:

•         Protect operating revenues and costs that are related to transactions arising from commercial activities, such as estimated exports and purchases of raw materials, utilizing hedging instruments, that is, to protect its future cash flow denominated in foreign currency; and

•         Manage assets and liabilities denominated in foreign currencies in order to protect the balance sheet of the Company, through the use of over-the counter and futures transactions.

The Company’s consolidated financial statements are mainly impacted by the following currencies: U.S. Dollar, Euro, Iene, Pound Sterling, Thai Baht and Argentine Peso.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Assets and liabilities denominated in foreign currency are as follows:

	Consolidated
	03.31.16	12.31.15
	Total exposure
Cash and cash equivalents and marketable securities	4,189,447	5,322,907
Trade accounts receivable	2,100,627	2,146,020
Accounts receivable from subsidiaries (unconsolidated)	93,589	250,766
Restricted cash	-	1,346,274
Future dollar agreements	774,061	741,912
Inventories	-	246
Exchange rate contracts (Swap)	2,426,720	968,780
Loans and financing	(11,146,816)	(11,359,658)
Bonds designated as cash flow hedge	1,067,670	1,171,440
Export prepayments designated as cash flow hedge	1,067,670	1,171,440
Trade accounts payable	(1,568,920)	(1,496,833)
Supply chain finance	(445,112)	(488,997)
Other assets and liabilities, net	(239,489)	(232,146)
	(1,680,553)	(457,849)

Foreign exchange exposure (in US$) (liabilities)/assets	(472,211)	(117,253)

Foreign exchange exposure impacting the statement of income (in US$)	147,202	(39,776)
Foreign exchange exposure included in other comprehensive income (in US$)	(619,413)	(77,477)

Foreign exchange exposure (in US$) (liabilities)/assets	(472,211)	(117,253)

The Company's net foreign exchange exposure as of March 31, 2016 is within the limit set by the Company's Risk Policy.

e.            Commodity price risk management

In the normal course of its operations, the Company purchases commodities, mainly corn, soymeal, oil and live hogs, which are some of the individual components of production cost.

Corn, soymeal and oil prices are subject to volatility resulting from weather conditions, crop yield, transportation and storage costs, government’s agricultural policy, foreign exchange rates and the prices of these commodities on the international market, among others factors. The prices of hogs acquired from third parties are subject to market conditions and are influenced by internal availability and levels of demand in the international market, among other aspects.

The Risk Policy establishes limits for hedging the corn and soymeal purchase flow, aiming to reduce the impact resulting from a price increase of these raw materials, and may utilize derivative instruments or inventory management for this purpose. Currently, the management of inventory levels is used as a hedging instrument. Since June 2015, the company began using derivative financial instruments as hedge for variations in corn purchase prices.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

f.             Capital management

The Company’s definition of the adequate capital structure is essentially associated with (i) cash strength as a tolerance factor to liquidity volatility, (ii) financial leverage and (iii) maximization of the opportunity cost of capital.

The cash and liquidity strategy takes into consideration the historical scenarios of volatility of results as well as simulations of sectorial and systemic crises and is based on permitting the resilience in scenarios of restricted access to capital.

Financial leverage aims the balance between the different sources of funding and their conditions of allocation in order to maximize the opportunity cost to BRF in its business expansion initiatives. Moreover, the objective of maintaining the investment grade disciplines the weighting of using own and third party capital.

The Company monitors levels of debt and net debt, which are shown below:

	Consolidated
	03.31.16			12.31.15
	Current	Non-current	Total	Total
Foreign currency debt	(1,865,899)	(9,280,917)	(11,146,816)	(11,359,658)
Local currency debt	(1,614,912)	(4,459,656)	(6,074,568)	(3,819,625)
Other financial liabilities	(684,001)	-	(684,001)	(666,602)
Gross debt	(4,164,812)	(13,740,573)	(17,905,385)	(15,845,885)

Marketable securities and cash and cash equivalents	6,491,628	397,138	6,888,766	6,553,639
Other financial assets	371,630	-	371,630	129,387
Restricted cash	58,003	441,238	499,241	1,826,102
Net debt	2,756,449	(12,902,197)	(10,145,748)	(7,336,757)

4.2.        Derivative and non-derivative financial instruments designated as hedge accounting

The Company applies hedge accounting to its derivative instruments classified as cash flow hedges, in accordance with the Risk Policy. Cash flow hedges consist of hedging the exposure to variations in cash flows attributable to a particular risk associated with a recognized asset or liability, or a highly probable transaction that could affect profit and loss.

The Risk Policy has also the purpose of determining parameters of use of financial instruments, including derivatives, which are designed to protect the operating and financial assets and liabilities, which are exposed to the variations of foreign exchange rates, the fluctuation of the interest rates and changes to the commodity prices.

The Company, within its hedge accounting strategy, utilizes the following financial instruments:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

•         Non-deliverable forwards – NDF

•         Interest rate and currency swap

•         Fixed exchange rate

•         Options

•         Export prepayments – PPEs

•         Senior unsecured notes – Bonds

4.2.1 Breakdown of the balances of derivative financial instruments

The positions of outstanding derivative financial instruments are follows:

Parent company and Consolidated
03.31.16					12.31.15
Instrument	Hedge object	Reference currency (notional)	Reference value (notional)	Fair value (1)	Reference value (notional)	Fair value (1)
Financial instruments designated as hedge accounting
NDF - Dollar sale	Currency	US$	25,000	(5,194)	44,000	(17,858)
NDF - Euro sale	Currency	EUR	17,300	8,030	31,800	(5,457)
NDF - Pound Sterling sale	Currency	GBP	4,000	3,890	11,000	(1,566)
NDF - Iene sale	Currency	JPY	-	-	6,799,981	(39,569)
Currency swap - US$	Currency	BRL	250,000	(199,420)	250,000	(248,456)
Interest rate swap - US$	Interest	US$	200,000	(27,591)	200,000	(31,829)
Fixed exchange rate - US$	Currency	US$	133,000	60,374	201,000	(33,765)
Options (Collar) - US$	Currency	US$	1,003,000	230,692	1,227,000	(124,469)
Options (Collar) - Euro	Currency	EUR	93,000	3,000	31,000	3,500
NDF - Corn purchase	Commodities	Ton/US$	462,491	(10,643)	633,565	(11,729)
Total in Parent company				63,138		(511,198)
Interest rate swap - US$	Interest	US$	200,000	(40,889)	200,000	(46,365)
Fixed exchange rate - US$	Currency	US$	5,422	40	-	-
Fixed exchange rate - Euro	Currency	EUR	7,667	(864)	-	-
Fixed exchange rate - Pound Sterling	Currency	GBP	9,101	1,584	-	-
Total Consolidated				23,009		(557,563)

Financial instruments not designated as hedge accounting
NDF - Iene sale	Currency	JPY	422,746	(1,764)	6,451,363	(1,152)
NDF - Purchase of US$	Currency	US$	200,000	(10,018)	50,000	(2,350)
Currency swap - US$	Currency	US$	650,548	(320,721)	250,000	(977)
Currency swap - Euro	Currency	EUR	27,500	(14,116)	-	-
Interest rate - R$	Interest	BRL	50,000	(52)	50,000	(2,341)
NDF - Corn purchase	Commodities	Ton/US$	374,881	8,214	54,780	2,183
NDF - Corn purchase	Commodities	Ton/US$	100,000	(2,200)	-	-
Future - BM&Fbovespa	Currency	US$	217,500	(5,935)	190,000	14,641
Future - BM&Fbovespa	Commodities	Ton/US$	49	996	-	-
Total in Parent company				(345,596)		10,004
NDF - Purchase of Euro	Currency	EUR	100,000	3,794	150,000	1,294
NDF - Pound Sterling sale	Currency	GBP	20,000	(24)	20,000	1,066
NDF - Argentine Peso sale	Currency	US$	6,500	6,557	10,000	7,984
Fixed exchange rate - US$	Currency	US$	2,773	(111)	-	-
Total Consolidated				(335,380)		20,348

Total in Parent company				(282,458)		(501,194)
Total Consolidated				(312,371)		(537,215)

(1)     The market value determination method used by the Company consists of calculating the future value based on the contracted conditions and determining the present value based on market curves, obtained from the database of Bloomberg and BM&FBOVESPA.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

a.            Non-deliverable forwards – NDF

 i.             Currency non-deliverable forwards - NDF

The position of the currency non-deliverable forward – NDF, by maturity, as well as the weighted average exchange rates and the fair value, are presented as follows:

Parent company and Consolidated
03.31.16
PUT	R$ x US$			R$ x EUR
Maturities	Notional (US$)	Average rate	Fair value	Notional (EUR)	Average rate	Fair value
Financial instruments designated as cash flow hedge
April 2016	25,000	3.3586	(5,194)	2,000	4.5070	883
May 2016	-	-	-	8,300	4.6333	4,066
June 2016	-	-	-	4,000	4.6300	1,756
July 2016	-	-	-	3,000	4.6790	1,325
	25,000	3.3586	(5,194)	17,300	4.6259	8,030

PUT	R$ x GBP
Maturities	Notional (GBP)	Average rate	Fair value
Financial instruments designated as hedge accounting
April 2016	1,500	6.1620	1,546
May 2016	1,200	6.2570	1,236
June 2016	1,300	6.1400	1,108
	4,000	6.1834	3,890

CALL	US$ x BRL			US$ x EUR
Maturities	Notional (US$)	Average rate	Fair value	Notional (EUR)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
June 2016	200,000	3.7285	(10,018)	100,000	1.1306	3,794
	200,000	3.7285	(10,018)	100,000	1.1306	3,794

PUT	US$ x GBP			R$ x JPY
Maturities	Notional (GBP)	Average rate	Fair value	Notional (JPY)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
April 2016	-	-	-	105,694	0.0278	(435)
May 2016	-	-	-	105,684	0.0281	(440)
June 2016	20,000	1.4370	(24)	211,368	0.0283	(889)
	20,000	1.4370	(24)	422,746	0.0281	(1,764)

PUT	ARS x US$
Maturities	Notional (USD)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
April 2016	4,500	9.2879	4,528
May 2016	2,000	9.4290	2,029
	6,500	9.3313	6,557

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

ii.             Commodities non-deliverable forwards - NDF

The position of the commodities non-deliverable forwards – NFD, by maturity, as well as weighted average exchange rates and fair value, are presented as follows:

Parent company and Consolidated
03.31.16
Call	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Designated as hedge accounting
April 2016	243,178	144.07	(4,921)
May 2016	162,321	147.09	(4,066)
June 2016	6,820	142.89	(69)
August 2016	16,172	159.04	(985)
September 2016	17,000	150.15	(301)
October 2016	17,000	150.15	(301)
	462,491	146.08	(10,643)

Call	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Not designated as hedge accounting
April 2016	100,000	144.56	(2,200)
	100,000	144.56	(2,200)

PUT	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Not designated as hedge accounting
June 2016	97,199	153.62	4,374
July 2016	162,312	145.29	1,945
August 2016	90,320	146.94	1,613
September 2016	25,050	148.33	282
	374,881	148.05	8,214

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

b.            Interest rate and currency swaps

The position of interest rate and currency swaps is presented as follows:

				Parent company		Consolidated
03.31.16
Instrument	Maturity	Assets (Hedged object)	Liabilities (Protected risk)	Notional	Fair value	Notional	Fair value
Financial instruments designated as cash flow hedge

Interest rate	01.22.18	LIBOR 6M + 2.82% p.a.	5.86% p.a.	100,000	(11,453)	100,000	(11,453)
Interest rate	06.18.18	LIBOR 3M + 2.60% p.a.	5.47% p.a.	100,000	(16,138)	100,000	(16,138)
Interest rate	02.01.19	LIBOR 6M + 2.70% p.a.	5.90% p.a.	-	-	100,000	(20,534)
Interest rate	02.01.19	LIBOR 6M + 2.70% p.a.	5.88% p.a.	-	-	100,000	(20,355)
					(27,591)		(68,480)

Currency swap	05.22.18	R$ + 7.75%	US$ + 1.60%	250,000	(199,420)	250,000	(199,420)

					(227,011)		(267,900)

Financial instruments not designated as cash flow hedge
Interest rate - Bond	05.22.18	R$ (Fixed rate of 7.75% p.a.)	68.84% CDI	50,000	(52)	50,000	(52)

Currency swap	10.28.16	US$ + 1,76 % p.a	86,60% CDI	100,000	(66,942)	100,000	(66,942)
Currency swap	11.23.16	US$ + 2,37 % p.a	91,00% CDI	50,000	(30,383)	50,000	(30,383)
Currency swap	12.02.16	US$ + L3M + 0,90 % p.a	85,95% CDI	50,000	(16,142)	50,000	(16,142)
Currency swap	12.16.16	US$ + L3M + 1,10 % p.a	88,95% CDI	50,000	(16,789)	50,000	(16,789)
Currency swap	12.23.16	US$ + 2,41 % p.a	90,50% CDI	50,000	(20,925)	50,000	(20,925)
Currency swap	12.29.16	US$ + 2,43% p.a.	90,80% CDI	50,000	(24,813)	50,000	(24,813)
Currency swap	02.16.17	US$ + 2,30% p.a.	92,80% CDI	50,000	(24,097)	50,000	(24,097)
Currency swap	03.03.17	US$ + 2,70% p.a.	94,35% CDI	14,000	(1,407)	14,000	(1,407)
Currency swap	05.22.17	US$	72,20% CDI	54,438	(27,482)	54,438	(27,482)
Currency swap	05.22.17	US$	73,76% CDI	29,625	(15,743)	29,625	(15,743)
Currency swap	05.24.17	US$	70,75% CDI	124,388	(61,657)	124,388	(61,657)
Currency swap	06.06.17	US$	73,00% CDI	15,234	(7,901)	15,234	(7,901)
Currency swap	07.28.17	US$	72,30% CDI	12,863	(6,440)	12,863	(6,440)
					(320,721)		(320,721)

Currency swap	06.05.17	EURO	83,03% CDI	27,500	(14,116)
					(14,116)		-
					(334,889)		(320,773)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

c.            Fixed exchange rate

The position of fixed exchange rate designated as cash flow hedge is presented as follows:

03.31.16
	R$ x US$			THB x US$			THB x EUR			THB x GBP
Maturities	Notional US$	Average US$	Fair value	Notional US$	Average US$	Fair value	Notional EUR	Average EUR	Fair value	Notional GBP	Average GBP	Fair value
Designated as hedge accounting
April 2016	19,000	4.0538	8,950	-	-	-	-	-	-	-	-	-
May 2016	19,000	4.0929	8,730	-	-	-	-	-	-	-	-	-
June 2016	19,000	4.1441	9,279	-	-	-	-	-	-	230	51.6395	27
July 2016	19,000	4.1867	9,047	-	-	-	-	-	-	-	-	-
August 2016	57,000	4.1688	24,368	-	-	-	-	-	-	-	-	-
September 2016	-	-	-	16	36.0233	1	-	-	-	-	-	-
October 2016	-	-	-	584	35.7911	32	-	-	-	3,467	55.0955	1,540
November 2016	-	-	-	922	35.7849	46	-	-	-	-	-	-
December 2016	-	-	-	-	-	-	1,901	39.7500	(137)	755	54.2400	266
January 2017	-	-	-	112	36.3427	11	-	-	-	-	-	-
February 2017	-	-	-	661	35.3121	(2)	1,146	40.1000	(57)	-	-	-
March 2017	-	-	-	3,127	35.2095	(48)	4,620	39.2012	(670)	4,649	50.3103	(249)
	133,000	4.1406	60,374	5,422	35.4083	40	7,667	39.4716	(864)	9,101	52.4928	1,584

03.31.16
	THB x US$
Maturities	Notional US$	Average US$	Fair value
Not designated as hedge accounting
Abril - 16	2,555	35.5575	(106)
Junho - 16	218	35.4900	(5)
	2,773	35.5522	(111)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

d.            Options

The Company designates as a cash flow hedge only the variation in the intrinsic value of its options, recognizing the time value of the premium in the financial result. If the hedge is not effective and the option is not exercised due to devaluation of the Brazilian Real, the losses related to the options will be recognized as financial expenses in the statement of income.

The Company has designated transactions involving options denominated collar which is a purchase of a put option ("PUT") and a sale of a call option ("CALL").

When the market price of any of the options is not available in an active market, the fair value is based on an option pricing model (Black-Scholes or Binomial).

Parent company and Consolidated
03.31.16
R$ x US$
Type	Maturities	Notional (US$)	Average US$	Fair value

Financial instruments designated as cash flow hedge
Collar - Call (Sale)	April 2016	(213,000)	4.1615	(2,141)
Collar - Put (Purchase)	April 2016	213,000	3.7986	51,851
Collar - Call (Sale)	May 2016	(165,000)	4.3695	(1,617)
Collar - Put (Purchase)	May 2016	165,000	3.8636	45,246
Collar - Call (Sale)	June 2016	(135,000)	4.6276	(1,233)
Collar - Put (Purchase)	June 2016	135,000	3.9093	41,535
Collar - Call (Sale)	July 2016	(120,000)	4.3430	(4,591)
Collar - Put (Purchase)	July 2016	120,000	3.7750	25,197
Collar - Call (Sale)	August 2016	(105,000)	4.4496	(4,463)
Collar - Put (Purchase)	August 2016	105,000	3.7781	21,607
Collar - Call (Sale)	September 2016	(100,000)	4.6439	(3,956)
Collar - Put (Purchase)	September 2016	100,000	3.8385	23,990
Collar - Call (Sale)	October 2016	(75,000)	4.7247	(3,650)
Collar - Put (Purchase)	October 2016	75,000	3.8573	19,050
Collar - Call (Sale)	November 2016	(55,000)	4.9693	(2,079)
Collar - Put (Purchase)	November 2016	55,000	3.8582	13,481
Collar - Call (Sale)	December 2016	(35,000)	5.3079	(1,138)
Collar - Put (Purchase)	December 2016	35,000	4.1029	13,603
Total Option (Collar)		-		230,692

Parent company and Consolidated
03.31.16
R$ x EUR
Type	Maturities	Notional (EUR)	Average EUR	Fair value

Financial instruments designated as cash flow hedge
Collar - Call (Sale)	April 2016	(28,000)	4.5470	(430)
Collar - Put (Purchase)	April 2016	28,000	4.0986	3,136
Collar - Call (Sale)	May 2016	(20,000)	4.4000	(959)
Collar - Put (Purchase)	May 2016	20,000	4.0100	1,431
Collar - Call (Sale)	June 2016	(20,000)	4.4250	(1,599)
Collar - Put (Purchase)	June 2016	20,000	4.0350	1,946
Collar - Call (Sale)	July 2016	(15,000)	4.4650	(1,669)
Collar - Put (Purchase)	July 2016	15,000	4.0000	1,386
Collar - Call (Sale)	August 2016	(10,000)	4.4900	(1,208)
Collar - Put (Purchase)	August 2016	10,000	4.0000	966
Total Option (Collar)		-		3,000

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

4.2.2 Breakdown of the balances of non-derivative financial instruments

The position of non-derivative financial instruments is presented as follows:

Parent company and Consolidated
			03.31.16		12.31.15
Hedge Instrument	Hedge object	Reference currency (notional)	Value (notional)	Fair value (1)	Value (notional)	Fair value (1)
Financial instruments designated as cash flow hedge

Export prepayment - PPEs	Exchange	USD	300,000	1,067,670	300,000	1,171,440
Senior unsecured notes - Bonds	Exchange	USD	300,000	1,067,670	300,000	1,171,440

			600,000	2,135,340	600,000	2,342,880

(1)     Notional converted by Ptax rate in effect at year-end.

a.            Export prepayments – PPEs

The position of PPEs is presented as follows:

Parent company and Consolidated
03.31.16
Hedge Instrument	Type of risk hedged	Maturities	Notional (US$)	Average rate	Fair value

Export prepayment - PPE	US$ (E.R.)	02.2017 to 02.2019	300,000	1.7796	1,067,670

b.            Senior unsecured notes – Bonds

The position of bonds designated as cash flow hedges is presented as follows:

Parent company and Consolidated
03.31.16
Hedge Instrument	Type of risk hedged	Maturities	Notional (US$)	Average rate	Fair value

BRF SA BRFSBZ5	US$ (E.R.)	06.2022	150,000	2.0213	533,835
BRF SA BRFSBZ3	US$ (E.R.)	05.2023	150,000	2.0387	533,835

			300,000	2.0300	1,067,670

4.3.        Gains and losses of derivative and non-derivative financial instruments

The unrealized gains and losses of derivative and non-derivative financial instruments designated as cash flow hedges are recorded as a component of other comprehensive income, as set forth below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Shareholders' Equity
	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Derivatives designated as cash flow hedges
Foreign exchange risks	167,896	(420,649)	167,896	(420,649)
Interest risks	(26,268)	(27,725)	(65,181)	(66,597)
Commodity risks	4,636	3,604	4,636	3,604
	146,264	(444,770)	107,351	(483,642)

Non derivatives designated as cash flow hedges
Foreign exchange risks	(992,460)	(1,200,000)	(992,460)	(1,200,000)

Gross losses	(846,196)	(1,644,770)	(885,109)	(1,683,642)
Deferred taxes on losses	289,283	560,446	289,283	560,446
OCI recognized by subsidiaries	(38,913)	(38,872)	-	-
Losses, net of taxes	(595,826)	(1,123,196)	(595,826)	(1,123,196)

Change in gross losses	798,574	(1,015,188)	798,533	(1,020,832)
Income taxes on financial instruments adjustments	(271,163)	346,388	(271,163)	346,388
OCI recognized by subsidiaries	(41)	(5,644)	-	-
Impact in other comprehensive income	527,370	(674,444)	527,370	(674,444)

On March 31, 2016, the realized transactions with derivative and non-derivative financial instruments designated as cash flow hedge resulted in a loss of R$70,262 (loss of R$123,704 as of March 31, 2015), composed by a net loss amounting to R$70,405 (loss of R$114,508 as of March 31, 2015) recorded as gross revenues and a net loss of R$143 (loss of R$9,196 as of March 31, 2015) recorded in the financial result.

4.4.        Breakdown of financial instruments by category – except derivatives

	Parent company
	03.31.16
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	72,628	-	72,628
Restricted cash	-	-	-	499,241	-	499,241
Trade accounts receivable	4,804,608	-	-	-	-	4,804,608
Other credits	498,076	-	-	-	-	498,076
Other receivables	143,300	-	-	-	-	143,300
Fair value
Marketable securities	-	324,510	402,885	-	-	727,395

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,081,483)	(4,081,483)
Supply chain finance	-	-	-	-	(805,276)	(805,276)
Loans and financing
Local currency	-	-	-	-	(6,074,568)	(6,074,568)
Foreign currency	-	-	-	-	(9,627,096)	(9,627,096)
Capital lease payable	-	-	-	-	(174,093)	(174,093)
	5,445,984	324,510	402,885	571,869	(20,762,516)	(14,017,268)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	12.31.15
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	70,338	-	70,338
Restricted cash	-	-	-	479,828	-	479,828
Trade accounts receivable	4,952,878	-	-	-	-	4,952,878
Other credits	509,606	-	-	-	-	509,606
Other receivables	152,965	-	-	-	-	152,965
Fair value
Marketable securities	-	385,700	197,807	-	-	583,507

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,024,725)	(4,024,725)
Supply chain finance	-	-	-	-	(1,174,594)	(1,174,594)
Loans and financing
Local currency	-	-	-	-	(3,819,625)	(3,819,625)
Foreign currency	-	-	-	-	(9,760,476)	(9,760,476)
Capital lease payable	-	-	-	-	(186,618)	(186,618)
	5,615,449	385,700	197,807	550,166	(18,966,038)	(12,216,916)

	Consolidated
	03.31.16
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	72,628	-	72,628
Restricted cash	-	-	-	499,241	-	499,241
Trade accounts receivable	3,239,548	-	-	-	-	3,239,548
Other credits	508,894	-	-	-	-	508,894
Other receivables	143,300	-	-	-	-	143,300
Fair value
Marketable securities	-	662,917	513,971	-	-	1,176,888

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,856,508)	(4,856,508)
Supply chain finance	-	-	-	-	(805,276)	(805,276)
Loans and financing
Local currency	-	-	-	-	(6,074,568)	(6,074,568)
Foreign currency	-	-	-	-	(11,146,816)	(11,146,816)
Capital lease payable	-	-	-	-	(174,093)	(174,093)
	3,891,742	662,917	513,971	571,869	(23,057,261)	(17,416,762)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	12.31.15
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	70,338	-	70,338
Restricted cash	-	-	-	1,826,102	-	1,826,102
Trade accounts receivable	3,880,441	-	-	-	-	3,880,441
Other credits	534,497	-	-	-	-	534,497
Other receivables	152,965	-	-	-	-	152,965
Fair value
Marketable securities	-	744,849	375,562	-	-	1,120,411

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,744,993)	(4,744,993)
Supply chain finance	-	-	-	-	(1,174,594)	(1,174,594)
Loans and financing
Local currency	-	-	-	-	(3,819,625)	(3,819,625)
Foreign currency	-	-	-	-	(11,359,658)	(11,359,658)
Capital lease payable	-	-	-	-	(186,618)	(186,618)
	4,567,903	744,849	375,562	1,896,440	(21,285,488)	(13,700,734)

4.5.        Determination of the fair value of financial instruments

The Company discloses its financial assets and liabilities at fair value, based on the appropriate accounting standards, which refer to concepts of valuation and disclosure requirements.

Particularly related to the disclosure, the Company applies the hierarchy requirements set out in CVM Deliberation 699/12, which involves the following aspects:

•         The fair value is the price that an asset could be exchanged and a liability could be settled, between knowledgeable willing parties in an arm’s length transaction; and

•         Hierarchy on three levels for measurement of the fair value, according to observable inputs for the valuation of an asset or liability on the date of its measurement.

The fair value measurement is based on 3 levels of hierarchy which considers observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while non-observable inputs reflect the Company’s valuation methodology. These 2 types of inputs create the hierarchy of fair value set forth below:

•         Level 1 – Prices quoted (unadjusted) for identical instruments in active markets;

•         Level 2 – Prices quoted in active markets for similar instruments, prices quoted for identical or similar instruments in non-active markets and evaluation models for which inputs are observable; and

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

•         Level 3 – Instruments whose significant inputs are non-observable.

The table below presents the overall classification of financial assets and liabilities according to the valuation hierarchy. During the three-month period ended March 31, 2016, there were no changes between the 3 levels of hierarchy.

	Parent company
	03.31.16
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Stocks	324,510	-	-	324,510
Held for trading
Bank deposit certificates	-	43,911	-	43,911
Financial treasury bills	358,974	-	-	358,974
Other financial assets
Derivatives designated as hedges	-	350,118	-	350,118
Derivatives not designated as hedges	-	9,210	-	9,210
	683,484	403,239	-	1,086,723
Liabilities
Financial liabilities
Loans and financing	-	-	-	-
Other financial liabilities
Derivatives designated as hedges	-	(286,980)	-	(286,980)
Derivatives not designated as hedges	-	(354,806)	-	(354,806)
	-	(641,786)	-	(641,786)

	Parent company
	12.31.15
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Stocks	385,700	-	-	385,700
Held for trading
Bank deposit certificates	-	42,545	-	42,545
Financial treasury bills	155,262	-	-	155,262
Other financial assets
Derivatives designated as hedges	-	98,406	-	98,406
Derivatives not designated as hedges	-	20,274	-	20,274
	540,962	161,225	-	702,187
Liabilities
Financial liabilities
Loans and financing	-	-	-	-
Other financial liabilities
Derivatives designated as hedges	-	(609,604)	-	(609,604)
Derivatives not designated as hedges	-	(10,270)	-	(10,270)
	-	(619,874)	-	(619,874)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	03.31.16
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	272,540	-	-	272,540
Brazilian foreign debt securities	65,867	-	-	65,867
Stocks	324,510	-	-	324,510
Held for trading
Bank deposit certificates	-	43,911	-	43,911
Financial treasury bills	358,974	-	-	358,974
Investment funds	111,086	-	-	111,086
Other financial assets
Derivatives designed as hedges	-	352,069	-	352,069
Derivatives not designated as hedges	-	19,561	-	19,561
	1,132,977	415,541	-	1,548,518
Liabilities
Financial liabilities
Loans and financing	-	-	-	-
Other financial liabilities
Derivatives designed as hedges	-	(329,060)	-	(329,060)
Derivatives not designated as hedges	-	(354,941)	-	(354,941)
	-	(684,001)	-	(684,001)

	Consolidated
	12.31.15
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	293,282	-	-	293,282
Brazilian foreign debt securities	65,867	-	-	65,867
Investment funds	-	-	-	-
Stocks	385,700	-	-	385,700
Held for trading
Bank deposit certificates	-	42,545	-	42,545
Financial treasury bills	155,262	-	-	155,262
Investment funds	177,755	-	-	177,755
Other financial assets
Derivatives designed as hedges	-	98,406	-	98,406
Derivatives not designated as hedges	-	30,981	-	30,981
	1,077,866	171,932	-	1,249,798
Liabilities
Financial liabilities
Loans and financing	-	-	-	-
Other financial liabilities
Derivatives designed as hedges	-	(655,969)	-	(655,969)
Derivatives not designated as hedges	-	(10,633)	-	(10,633)
	-	(666,602)	-	(666,602)

The following is a description of the valuation methodologies utilized by the Company for measuring financial instruments at fair value:

•         Investments in Credit linked notes, Brazilian foreign debt securities, Financial Treasury Bills (“LFT”), investment funds and stocks are classified

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

at Level 1 of the fair value hierarchy, as the market prices are available in an active market;

•         Investments in Bank Deposit Certificates (“CDB”) are classified at Level 2, since the determination of fair value is based on the price quotation of similar financial instruments in non-active markets; and

•         Derivative financial instruments are valued through existing pricing models widely accepted by the financial market and described in Appendix III of the Risk Policy. Readily observable market inputs are used, such as interest rate forecasts, volatility factors and foreign currency rates. These instruments are classified at Level 2 in the valuation hierarchy, including interest rates swap and foreign currency derivatives.

4.6.        Comparison between book value and fair value of financial instruments

Except for the items presented below, the book value of all other financial instruments approximate fair value. The fair value of financial instruments presented below was based on prices observed in active markets, level 1 of the hierarchy for fair value measurement.

	Parent company and Consolidated
		03.31.16		12.31.15
	Maturity	Book value	Fair value	Book value	Fair value
BRF bonds
BRF SA BRFSBZ5	2022	(605,071)	(648,093)	(656,068)	(695,203)
BRF SA BRFSBZ4	2024	(2,678,403)	(2,589,230)	(2,906,435)	(2,718,636)
BRF SA BRFSBZ3	2023	(1,728,079)	(1,699,095)	(1,881,569)	(1,781,229)
BRF SA BRFSBZ7	2018	(511,939)	(431,576)	(502,061)	(427,016)
BRF SA BRFSBZ2	2022	(2,054,190)	(1,938,650)	(2,139,463)	(1,990,770)
Parent company		(7,577,682)	(7,306,644)	(8,085,596)	(7,612,854)

BFF bonds
Sadia Overseas BRFSBZ7	2020	(426,531)	(454,000)	(475,299)	(499,662)
Sadia bonds
Sadia Overseas BRFSBZ6	2017	(410,958)	(427,393)	(443,332)	(461,999)
Quickfood bonds
Quickfood	2016	(217,757)	(217,757)	(285,709)	(285,709)
Consolidated		(8,632,928)	(8,405,794)	(9,289,936)	(8,860,224)

4.7.        Table of sensitivity analysis

In preparation of the sensitivity analysis, Management considered the derivative financial instruments used to mitigate the currency risk and commodities as relevant risks and could impact the Company's results. The Management believes that fluctuations in interest rates do not significantly affect its financial results, since have opted for fixing through derivative financial instruments (interest rate swap), a considerable part of its post fixed debt.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The table below presents the possible impacts of derivative and non-derivative financial instruments considering scenarios of appreciation and depreciation of the main traded currencies by the Company with respect to its functional currency (Brazilian Real) and changes in corn prices on the Chicago Board of Trade (“CBOT”). The amount of exports utilized corresponds to notional value of derivative financial instruments entered into in order to hedge highly probable transaction.

Quantitative and qualitative information used in preparing these analyzes are based on the position for the period ended March 31, 2016. Future results to be measured may differ significantly from those estimates amounts, if the reality becomes different from the assumptions used.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

		3.5589	3.2030	2.6692	4.4486	5.3384
Parity - Brazilian Reais x U.S. Dollar		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Financial instruments designated as hedge accouting
Non-deliverable forward	Devaluation of R$	(5,008)	3,889	17,235	(27,251)	(49,494)
Fixed exchange rate	Devaluation of R$	77,358	124,692	195,692	(40,975)	(159,309)
Options - currencies	Devaluation of R$	283,433	640,391	1,175,827	-	856,102
Export prepayments	Devaluation of R$	(533,790)	(427,023)	(266,873)	(800,708)	(1,067,625)
Bonds	Devaluation of R$	(458,670)	(351,903)	(191,753)	(725,588)	(992,505)
Swaps	Devaluation of R$	(188,742)	(144,868)	(79,056)	(298,427)	(408,112)
Exports	Appreciation of R$	(326,127)	(745,248)	(1,373,927)	112,711	(587,985)
Financial instruments not designated as hedge accouting
NDF - Purchase	Appreciation of R$	(33,920)	(105,098)	(211,865)	144,025	321,970
Dollar Future sales - BM&FBovespa	Devaluation of R$	-	77,406	193,515	(193,515)	(387,030)
Net effect		(1,185,466)	(927,762)	(541,205)	(1,829,728)	(2,473,988)
Shareholders' equity		(1,181,202)	(923,794)	(537,682)	(1,824,723)	(2,468,242)
Statement of income		(4,264)	(3,968)	(3,523)	(5,005)	(5,746)

		4.0539	3.6485	3.0404	5.0674	6.0809
Parity - Brazilian Reais x Euro		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Financial instruments designated as hedge accouting
Non-deliverable forward	Devaluation of R$	9,895	16,908	27,428	(7,638)	(25,171)
Currency options	Devaluation of R$	-	36,349	92,900	55,575	149,828
Exports	Appreciation of R$	(9,895)	(53,257)	(120,328)	(47,937)	(124,657)
Financial instruments not designated as hedge accouting
Non-deliverable forward	Devaluation of R$	3,025	(37,514)	(98,324)	104,374	205,722
Net effect		3,025	(37,514)	(98,324)	104,374	205,722
Shareholders' equity		-	-	-	-	-
Statement of income		3,025	(37,514)	(98,324)	104,374	205,722

		5.1181	4.6063	3.8386	6.3976	7.6772
Parity - Brazilian Reais x GBP		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Non-deliverable forward	Devaluation of R$	4,261	6,308	9,379	(857)	(5,975)
Exports	Appreciation of R$	(4,261)	(6,308)	(9,379)	857	5,975
Financial instruments not designated as hedge accouting
NDF and Deliverable forward (hedge accouting)	Devaluation of R$	78	(10,158)	(25,512)	25,669	51,259
Net effect		78	(10,158)	(25,512)	25,669	51,259
Shareholders' equity		-	-	-	-	-
Statement of income		78	(10,158)	(25,512)	25,669	51,259

		0.0317	0.0285	0.0237	0.0396	0.0475
Parity - Brazilian Reais x JPY		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Non-deliverable forward	Devaluation of R$	-	-	-	-	-
Exports	Appreciation of R$	-	-	-	-	-
Financial instruments not designated as hedge accouting
Non-deliverable forward	Devaluation of R$	(1,494)	(156)	1,852	(4,840)	(8,186)
Net effect		(1,494)	(156)	1,852	(4,840)	(8,186)
Shareholders' equity		-	-	-	-	-
Statement of income		(1,494)	(156)	1,852	(4,840)	(8,186)

		139.61	125.65	104.71	174.52	209.42
Price parity CBOT - US$/Ton		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	Decrease 10%	Decrease 25%	Increase 25%	Increase 50%
Designated as hedge accounting
Non-deliverable forward	Increase in the price of corn	(10,643)	(33,623)	(68,093)	46,807	104,257
Not designated as hedge accounting
NDF - Corn purchase	Increase in the price of corn	11,256	29,883	57,823	(35,311)	(81,878)
NDF - Corn purchase	Decrease in the price of corn	(1,760)	(6,729)	(14,182)	10,662	23,084
Net effect		(1,147)	(10,469)	(24,452)	22,158	45,463
Shareholders' equity		(10,643)	(33,623)	(68,093)	46,807	104,257
Statement of income		9,496	23,154	43,641	(24,649)	(58,794)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

5.            SEGMENT INFORMATION

The operating segments are reported consistently with the management reports provided to the Board of Directors and Directors for assessing the performance of each segment and allocating resources.

As disclosed in note 1, in order to reflect the management structure changes the segment information of 2016 and 2015 were prepared considering the seven observable segments, as follows: Brazil, Latin America (“LATAM”), Europe, Middle East and North of Africa (“MENA”), Africa, Asia and Other Segments, which primarily observe our geographical structure. The information for the period ended March 31, 2015 was prepared in order to be comparable to the information as of March 31, 2016, according to the new segments of the Company.

Other segments includes sale of in-natura beef cuts, agricultural products and animal feed.

These segments include sales of all distribution channels and operations are subdivided according to the nature of products whose characteristics are described below:

•         Poultry: involves the production and sale of whole poultry and in-natura cuts.

•         Pork and beef cuts: involves the production and sale of in-natura cuts.

•         Processed: involves the production and sale of processed foods, frozen and processed products derived from poultry, pork and beef, margarine, vegetable and soybean-based products.

•         Other sales: involves the commercialization of flour for food service and others.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The net sales for each operating segment are presented below and follows the same basis of recognition of the information contained in the consolidated income statements of the Company (as described in the explanatory note of accounting practices):

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
Net sales	03.31.16	03.31.15
Brazil
In-natura	790,586	759,139
Poultry	612,075	565,204
Pork and other	178,511	193,935
Processed	2,728,716	2,858,768
Other sales	21,353	8,049
	3,540,655	3,625,956

Europe
In-natura	415,264	219,390
Poultry	235,434	116,982
Pork and other	179,830	102,408
Processed	542,633	402,691
	957,897	622,081

MENA
In-natura	1,418,927	1,244,614
Poultry	1,408,961	1,238,893
Pork and other	9,966	5,721
Processed	164,820	98,814
Other sales	-	47
	1,583,747	1,343,475

Africa
In-natura	139,809	121,073
Poultry	113,264	100,816
Pork and other	26,545	20,257
Processed	36,277	34,810
	176,086	155,883

Asia
In-natura	931,471	728,043
Poultry	797,697	651,667
Pork and other	133,774	76,376
Processed	106,991	16,692
Other sales	32,705	-
	1,071,167	744,735

LATAM
In-natura	155,462	139,868
Poultry	134,184	78,727
Pork and other	21,278	61,141
Processed	280,295	239,882
Other sales	1,975	13,780
	437,732	393,530
Other segments	353,046	162,685
	8,120,330	7,048,345

The operating income for each operating segment is presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	03.31.16	03.31.15

Brazil	334,207	354,666
Europe	46,794	81,706
MENA	123,144	155,330
Africa	12,286	25,286
Asia	109,269	186,841
LATAM	16,959	2,777
Other segments	28,494	13,038
Sub total	671,153	819,644
Corporate	(16,125)	(178,738)
	655,028	640,906

The Corporate line presented above refers to extraordinary events not attributable to the operating segments, which are recognized as “other operating income (expense)”. The main events of 2016 are related to losses with tax contingencies. For the period ended in March 31, 2015 the main events were: R$66,623 of equity pick-up of Minerva, R$39,502 of tax contingencies losses and R$41,657 of losses with the strike led by truck drivers.

No customer was individually or in aggregate responsible for more than 5% of net sales for the year ended March 31, 2016 and 2015.

The goodwill and intangible assets with indefinite useful life (trademarks) arising from business combination were allocated to the reportable operating segments, considering the nature of the products manufactured in each segment (cash-generating unit), as presented below:

	Consolidated
	Goodwill		Trademarks		Total
	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15
Brazil	1,151,498	1,151,498	982,478	982,478	2,133,976	2,133,976
Europe	757,808	481,658	20,145	20,149	777,953	501,807
MENA	1,308,871	834,368	170,407	170,407	1,479,278	1,004,775
Asia	785,545	78,270	-	-	785,545	78,270
LATAM	193,696	232,308	160,862	198,984	354,558	431,292
	4,197,418	2,778,102	1,333,892	1,372,018	5,531,310	4,150,120

Information referring to the total assets by operating segments is not being disclosed, as it is not included in the set of information made available to the Company’s Management, which take investment decisions and determine allocation of assets on a consolidated basis.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

6.            BUSINESS COMBINATION

6.1.        Business combination

6.1.1.   Acquisition of the frozen distribution business of Qatar National Import and Export Co. (“QNIE”)

On January 01, 2016, BRF announced to the market that it has signed an agreement with QNIE for the acquisition of a part of QNIE’s frozen distribution business in the State of Qatar, which is one of BRF products distributor in Qatar for more than 40 years. The transaction totaled US$146,162 (equivalent to R$589,075), paid in cash.

The transaction consisted in the acquisition of certain assets from QNIE by Federal Foods Qatar Ltd., which is an indirectly subsidiary controlled by BRF. The acquired assets comprises mainly the client relationship, finished goods, non-compete agreement and logistics and supply agreements, which constitute the acquisition of the frozen distribution business in the State of Qatar.

The total of acquired net assets before the purchase price allocation totaled US$6,162 (equivalent to R$24,833), being recorded a preliminary goodwill in the amount of R$564,242. In order to attend the requirements of CVM Deliberation 665/11, BRF will prepare a fair value report of the acquired assets and assumed liabilities in order to allocate the purchase price. Management expects to complete this report in 2016, when the final purchase price allocation will be determined as well as its accounting impacts.

6.1.2.   Business combination with Golden Foods Siam (“GFS”)

On January 26, 2016, BRF announced to the market that, through its fully-owned subsidiary BRF Gmbh, concluded the acquisition of the control of GFS (“transaction”). The transaction comprised the acquisition of 100% of equity interest in Golden Foods Sales Ltd. and Golden Foods Siam Europa, both located in the United Kingdom, 48.2% of equity interest in Golden Foods Poultry Ltd. and 73.31% of indirect equity interest in Golden Poultry Siam Ltd., both located in Thailand.

GFS is one of the production poultry Market leader in Thailand, with an integrated operation and present in more than 15 global markets.

The transaction totaled US$348,705 (equivalent to R$1,428,540), which should be further adjusted according to certain conditions set out in the agreement.

The total of the acquired net assets before the purchase price allocation (equal to the direct interest acquired) in order to determine the preliminary goodwill is demonstrated below and can be further adjusted according to certain conditions set out in the agreement.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Acquired net assests	387,637
Purchase price	1,428,540
Preliminary goodwill	1,041,091

In order to attend the requirements of CVM Deliberation 665/11, BRF will prepare a fair value report of the acquired assets and assumed liabilities in order to allocate the purchase price. Management expects to complete this report in 2016, when the final purchase price allocation will be determined as well as its accounting impacts.

6.1.3.   Business combination with Universal Meats (“Universal”)

On February 02, 2016, BRF announced to the Market that, through its controlled subsidiary BRF Invicta Limited (“BRF Invicta”), concluded the acquisition of 100% of interest of Universal, and as such, started to control the entity.

Universal is a food distributor in the United Kingdom with focus in the food service segment.

The transaction totaled GBP31,812 (equivalent to R$182,284), which should be further adjusted according to certain conditions set out in the agreement.

Additionally,  BRF Invicta recorded a provision of GBP6,600 (equivalent to R$37,818) as contingent consideration, which corresponds to the payment of annual non-cumulative instalments due on February 2017, 2018 and 2019, depending on the business operating performance of the acquired entity in the calculation periods.

The total of the acquired net assets before the purchase price allocation in order to determine the preliminary goodwill is demonstrated below and can be further adjusted according to certain conditions set out in the agreement:

Acquired net assests	129,753
Purchase price	220,102
Preliminary goodwill	90,349

In order to attend the requirements of CVM Deliberation 665/11, BRF will prepare a fair value report of the acquired assets and assumed liabilities in order to allocate the purchase price. Management expects to complete this report in 2016, when the final purchase price allocation will be determined as well as its accounting impacts.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

6.2.        Acquisition of Entities Interest

6.2.1.   Acquistion of interest in the joint venture with Mondelez Lacta and Mondelez Brasil (togheter “Mondelez”)

On March 18, 2016, BRF announced to the Market that it has renewed its agreement for the joint venture with Mondelez, after the satisfaction of all the conditions precedent, such as: i) Mondelez will be the entity reponsible for producing the Philadelphia cream cheese; ii) BRF will continue to distribute and sell the Philadelphia cream cheese; and iii) BRF will be the only shareholder of K&S Alimentos S.A, for which it has paid in specie R$10,728, generating a goodwill in the amount of R$1,466, which was recognized in other expenses due to the absence of future profitability expectation.

7.            CASH AND CASH EQUIVALENTS

	Average rate (p.a.)	Parent company		Consolidated
		03.31.16	12.31.15	03.31.16	12.31.15
Cash and bank accounts
U.S. Dollar	-	44,974	33,523	656,908	665,550
Brazilian Reais	-	66,889	65,212	67,118	65,302
Euro	-	30,214	76,681	428,097	556,440
Other currencies	-	6,915	11,615	266,765	330,855
		148,992	187,031	1,418,888	1,618,147
Cash equivalents
In Brazilian Reais
Investment funds	13.33%	15,724	14,553	15,724	14,553
Savings account	5.65%	1,814	10,990	1,814	10,990
Bank deposit certificates	14.21%	1,736,301	449,716	1,814,640	486,042
		1,753,839	475,259	1,832,178	511,585
In U.S. Dollar
Term deposit	1.33%	-	172,899	2,021,725	2,785,926
Overnight	0.18%	2,574	9,896	350,262	430,492
Other currencies
Term deposit	5.25%	-	-	16,197	16,740
		2,574	182,795	2,388,184	3,233,158
		1,905,405	845,085	5,639,250	5,362,890

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

8.            MARKETABLE SECURITIES

			Average interest rate (p.a.)	Parent company		Consolidated
	WATM (1)	Currency		03.31.16	12.31.15	03.31.16	12.31.15
Available for sale
Credit linked note (a)	4.15	US$	3.92%	-	-	272,540	293,282
Brazilian foreign debt securities (b)	2.09	US$	2.98%	-	-	65,867	65,867
Stocks (f)	-	R$	-	324,510	385,700	324,510	385,700
				324,510	385,700	662,917	744,849
Held for trading
Bank deposit certificates ("CDB") (d)	5.16	R$	13.96%	43,911	42,545	43,911	42,545
Financial treasury bills (e)	4.29	R$	14.15%	358,974	155,262	358,974	155,262
Investment funds (c)	1.00	ARS	38.69%	-	-	111,086	177,755
				402,885	197,807	513,971	375,562
Held to maturity
Financial treasury bills (e)	1.47	R$	14.15%	72,628	70,338	72,628	70,338
				800,023	653,845	1,249,516	1,190,749

Current				402,885	197,807	852,378	734,711
Non-current				397,138	456,038	397,138	456,038

(1)     Weighted average maturity in years.

(a)      The credit linked note is a structured operation with a first-class financial institution that bears periodic interest (LIBOR + spread) and corresponds to a credit note that contemplates the Company’s risk.

(b)      Brazilian foreign debt securities are denominated in U.S. Dollars and remunerated at pre and post-fixed rates.

(c)      The fund in foreign currency is basically represented of public and private securities.

(d)      Bank Deposit Certificate (“CDB”) investments are denominated in Brazilian Reais and remunerated at rates varying from 98% to 100% of the Interbank Deposit Certificate (“CDI”).

(e)      Financial Treasury Bills (“LFT”) are remunerated at the rate of the Special System for Settlement and Custody (“SELIC”).

(f)        The stock balance comprises the market value of 29,000,000 stocks from Minerva (BEEF3).

There were no changes in the characteristics of the marketable securities disclosed above as compared to the information disclosed in the financial statements for the year ended December 31, 2015 (note 8).

The unrealized loss from the change in fair value of the available for sale securities, recorded in other comprehensive income, corresponds to an accumulated loss of R$38,353 net of income tax of R$17,009 as of March 31, 2016 (loss of R$8,466 net of income tax of R$1,987 as of December 31, 2015).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Additionally, on March 31, 2016, of the total of marketable securities, R$103,522 (R$99,264 as of December 31, 2015)  were pledged as collateral  (without  restriction for use) for operations with future contracts denominated in U.S. Dollars and future contracts of corn, traded on the Futures and Commodities Exchange (“BM&FBOVESPA”).

The Company has also restricted cash of R$499,241 in the parent company and consolidated on March 31, 2016 (R$479,828 in the parent company and R$1,826,102 in the consolidated on December 31, 2015), see note16.

The marketable securities non-current balance as of March 31, 2016 matures in 2017.

The Company conducted an analysis of sensitivity to foreign exchange rate as presented in note 4.7.

9.            TRADE ACCOUNTS RECEIVABLE, NET AND NOTES RECEIVABLE

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Trade accounts receivable, net
Domestic customers	1,465,389	1,925,827	1,465,393	1,925,827
Domestic related parties	3,462	3,015	3,491	3,015
Foreign customers	401,290	419,153	2,100,627	2,146,020
Foreign related parties	3,335,956	3,030,221	93,589	250,766
	5,206,097	5,378,216	3,663,100	4,325,628
( - ) Adjustment to present value	(9,295)	(13,232)	(9,295)	(13,232)
( - ) Allowance for doubtful accounts	(392,194)	(412,106)	(414,257)	(431,955)

	4,804,608	4,952,878	3,239,548	3,880,441

Current	4,799,218	4,948,745	3,234,158	3,876,308
Non-current	5,390	4,133	5,390	4,133

Credit notes	532,546	544,951	543,364	569,842
( - ) Adjustment to present value	(1,448)	(2,982)	(1,448)	(2,982)
( - ) Allowance for doubtful accounts	(33,022)	(32,363)	(33,022)	(32,363)

	498,076	509,606	508,894	534,497

Current	289,853	281,516	298,825	303,716
Non-current (1)	208,223	228,090	210,069	230,781

(1)   Weighted average maturity of 3.18 years.

Of the foreign related parties balance recorded in the parent company, R$1,110,010 were transferred in the Certificate of Agribusiness Receivables operation (“CRA”) as disclosed in Note 20.

On March 31, 2016, notes receivable are comprised mainly by receivables from the (i) sale of Ana Rech assets to JBS, of R$89,021, (ii) sale of assets of Vila Anastácio, former headquarters of Sadia, of R$8,972 and (iii) sale of Carambeí plant to Seara, of R$90,766 and (iv) disposal of various other assets and farms, R$307,975.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The trade accounts receivable from related parties refers to transactions carried out with associates UP!, in the domestic market and with joint venture AKF and SATS BRF in the foreign market.

The rollforward of allowance for doubtful accounts is presented below:

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Beginning balance	412,106	98,551	431,955	107,781
Additions (1)	32,097	274,281	51,811	301,441
Business combination	-	-	1,571	-
Reversals	(17,477)	(57,618)	(33,881)	(65,753)
Write-offs	(7,020)	(30,858)	(7,020)	(30,901)
Exchange rate variation	(27,512)	127,750	(30,179)	119,387
Ending balance	392,194	412,106	414,257	431,955

(1)     Refers mainly to doubtful accounts in foreign markets.

The aging of trade accounts receivable is as follows:

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Current	4,775,693	4,902,657	2,804,630	3,483,359
Overdue
01 to 60 days	21,945	56,088	274,706	343,216
61 to 90 days	15,096	7,927	60,394	30,301
91 to 120 days	4,531	3,414	39,794	37,723
121 to 180 days	3,646	1,922	54,365	7,027
181 to 360 days	3,844	61,653	36,331	70,845
More than 361 days	381,342	344,555	392,880	353,157
( - ) Adjustment to present value	(9,295)	(13,232)	(9,295)	(13,232)
( - ) Allowance for doubtful accounts	(392,194)	(412,106)	(414,257)	(431,955)
	4,804,608	4,952,878	3,239,548	3,880,441

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

10.         INVENTORIES

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Finished goods	1,525,319	1,437,670	3,050,854	2,601,130
Goods for resale	10,055	6,042	10,955	6,042
Work in process	159,101	141,780	185,264	157,807
Raw materials	586,995	568,957	670,754	620,734
Packaging materials	53,964	54,605	80,058	83,567
Secondary materials	282,118	304,750	314,965	341,687
Spare parts	131,102	129,902	176,305	173,113
Imports in transit	120,424	143,757	146,806	154,769
Advances to suppliers	9,668	8,709	9,668	8,709
(-) Provision for adjustment to realizable value	(23,088)	(1,596)	(53,754)	(19,959)
(-) Provision for deterioration	(23,575)	(49,480)	(26,241)	(49,618)
(-) Provision for obsolescense	(7,671)	(8,878)	(7,999)	(12,182)
(-) Adjustment to present value	(39,437)	(32,888)	(39,437)	(32,888)
	2,784,975	2,703,330	4,518,198	4,032,911

The variance presented in the Finished goods balance in the three-month period ended March 31, 2016 refers mainly to the recently acquired entities GFS, Universal and QNIE.

The write-offs of products sold from inventories to cost of sales during the three months ended on March 31, 2016 totaled R$5,161,845 in the parent company and R$6,089,605 in the consolidated (R$4,427,676 in the parent company and R$4,884,664 in the consolidated as of March 31, 2015). Such amounts include the additions and reversals of inventory provisions presented in the table below:

	Parent company
	Provision for adjustment to realizable value	Provision for deterioration	Provision for obsolescence	Total
	03.31.16
Beginning balance	(1,596)	(49,480)	(8,878)	(59,954)
Additions	(21,532)	(5,147)	(181)	(26,860)
Reversals	40	-	-	40
Write-offs	-	31,052	1,388	32,440
Ending balance	(23,088)	(23,575)	(7,671)	(54,334)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	Provision for adjustment to realizable value	Provision for deterioration	Provision for obsolescence	Total
	03.31.16
Beginning balance	(19,959)	(49,618)	(12,182)	(81,759)
Additions	(43,448)	(6,838)	(508)	(50,794)
Reversals	9,184	-	-	9,184
Write-offs	-	32,554	2,515	35,069
Exchange rate variation	469	(2,339)	2,176	306
Ending balance	(53,754)	(26,241)	(7,999)	(87,994)

On March 31, 2016 and 2015, there were no inventory items pledged as collateral for rural credit operations.

11.         BIOLOGICAL ASSETS

The current and non-current balances of biological assets are presented below:

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15

Live animals	1,482,719	1,322,317	1,494,014	1,329,861
Total current	1,482,719	1,322,317	1,494,014	1,329,861

Live animals	547,818	530,114	569,838	530,869
Forests	227,593	230,153	227,593	230,153
Total non-current	775,411	760,267	797,431	761,022
	2,258,130	2,082,584	2,291,445	2,090,883

Live animals are represented for poultry and pork and separated into consumable and for production. There were no changes in classification of nature of biological assets as compared to the information disclosed in the financial statements for the year ended December 31, 2015 (note 11).

The rollforward of biological assets for the period is presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	Current			Non-current
	Live animals			Live animals		Forests	Total
	Poultry	Pork	Total	Poultry	Pork
	03.31.16			03.31.16
Beginning balance	587,918	734,399	1,322,317	294,175	235,939	230,153	760,267
Acquisition	53,371	361,400	414,771	7,417	40,366	5,527	53,310
Fair value variation (1)	449,586	45,686	495,272	16,408	(15,086)	-	1,322
Harvest	-	-	-	-	-	(8,033)	(8,033)
Write-off	-	-	-	-	-	(54)	(54)
Transfer between current and non-current	16,290	15,111	31,401	(16,290)	(15,111)	-	(31,401)
Transfer to inventories	(404,871)	(376,171)	(781,042)	-	-	-	-
Ending balance	702,294	780,425	1,482,719	301,710	246,108	227,593	775,411

	Consolidated
	Current			Non-current
	Live animals			Live animals		Forests	Total
	Poultry	Pork	Total	Poultry	Pork
	03.31.16			03.31.16
Beginning balance	595,462	734,399	1,329,861	294,930	235,939	230,153	761,022
Acquisition	53,433	361,400	414,833	13,690	40,366	5,527	59,583
Business combination	-	-	-	24,008	-	-	24,008
Fair value variation (1)	460,113	45,686	505,799	11,336	(15,085)	-	(3,749)
Harvest	-	-	-	-	-	(8,033)	(8,033)
Write-off	-	-	-	-	-	(54)	(54)
Transfer between current and non-current	16,290	15,111	31,401	(16,290)	(15,111)	-	(31,401)
Transfer to sale	-	-	-	(1,083)	-	-	(1,083)
Transfer to inventories	(410,275)	(376,171)	(786,446)	-	-	-	-
Exchange variation	(1,434)	-	(1,434)	(2,862)	-	-	(2,862)
Ending balance	713,589	780,425	1,494,014	323,729	246,109	227,593	797,431

(1)       The fair value variance of biological assets includes depreciation of breeding stock in the amount of R$150,651 (R$543,605 as of December 31, 2015) in the parent company and R$155,679 (R$545,033 as of December 31, 2015) in the consolidated.

The quantities and balances per category of live animals are presented below:

	Parent company
	03.31.16		12.31.15
	Quantity (thousand of heads)	Value	Quantity (thousand of heads)	Value
Consumable biological assets
Immature poultry	179,435	702,294	179,990	587,918
Immature pork	3,524	780,425	3,545	734,399
Total current	182,959	1,482,719	183,535	1,322,317

Production biological assets
Immature poultry	6,747	108,506	6,618	108,209
Mature poultry	10,896	193,204	11,382	185,966
Immature pork	177	54,076	184	51,188
Mature pork	390	192,032	385	184,751
Total non-current	18,210	547,818	18,569	530,114
	201,169	2,030,537	202,104	1,852,431

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	03.31.16		12.31.15
	Quantity (thousand of heads)	Value	Quantity (thousand of heads)	Value
Consumable biological assets
Immature poultry	183,175	713,589	179,990	595,462
Immature pork	3,524	780,425	3,545	734,399
Total current	186,699	1,494,014	183,535	1,329,861

Production biological assets
Immature poultry	7,048	117,441	6,658	108,837
Mature poultry	11,349	206,288	11,418	186,093
Immature pork	177	54,076	184	51,188
Mature pork	390	192,033	385	184,751
Total non-current	18,964	569,838	18,645	530,869
	205,663	2,063,852	202,180	1,860,730

12.         RECOVERABLE TAXES

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
State ICMS ("VAT")	1,234,995	1,119,761	1,352,408	1,219,662
PIS and COFINS ("Federal Taxes to Social Fund Programs")	434,284	397,785	441,970	397,841
Income and social contribution tax	376,229	359,787	432,885	416,562
IPI ("Federal VAT")	60,208	60,137	60,213	60,137
INSS ("Brazilian Social Security")	224,328	146,162	224,405	146,234
Other	69,846	97,296	124,728	131,471
(-) Provision for losses	(178,596)	(164,606)	(184,293)	(171,443)
	2,221,294	2,016,322	2,452,316	2,200,464

Current	1,104,049	1,074,175	1,308,762	1,231,759
Non-current	1,117,245	942,147	1,143,554	968,705

The rollforward of the provision for losses is presented below:

	Parent company
	State ICMS ("VAT")	PIS and COFINS ("Federal Taxes to Social Fund Programs")	Income and social contribution tax	IPI ("Federal VAT")	Other	Total
						03.31.16
Beginning balance	(113,892)	(25,074)	(8,985)	(14,740)	(1,915)	(164,606)
Additions	(14,137)	-	-	-	(18)	(14,155)
Write-offs	165	-	-	-	-	165
Ending balance	(127,864)	(25,074)	(8,985)	(14,740)	(1,933)	(178,596)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	State ICMS ("VAT")	PIS and COFINS ("Federal Taxes to Social Fund Programs")	Income and social contribution tax	IPI ("Federal VAT")	Other	Total
						03.31.16
Beginning balance	(113,893)	(25,074)	(9,029)	(14,740)	(8,707)	(171,443)
Additions	(14,137)	(177)	-	-	(187)	(14,501)
Write-offs	165	-	-	-	201	366
Exchange rate variation	-	-	-	-	1,285	1,285
Ending balance	(127,865)	(25,251)	(9,029)	(14,740)	(7,408)	(184,293)

13.         ASSETS AND LIABILITIES OF  DISCONTINUED OPERATIONS AND ASSETS HELD FOR SALE

13.1.     Breakdown of the balances

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Property, plant and equipment, net	23,219	32,442	23,225	32,448

Total non-current assets held for sale	23,219	32,442	23,225	32,448

13.2.     Discontinued operations

On July 01, 2015, BRF concluded with Lactalis (“buyer”), the disposal of its manufacturing facilities of dairy segment, being such segment classified as discontinued until the date of transaction conclusion.

The statements of income and cash flows from discontinued operations that represent the dairy segment performance of dairy segment in the period of three months ended March 31, 2015 are disclosed as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Parent company
03.31.15
Net Sales	544,658
Cost of Sales	(436,623)
Gross Profit	108,035
Operating Income (Expenses)
Selling	(88,947)
General and Administrative	(5,660)
Other Operating Expenses, net	(8,474)
Income from Associates and Joint Ventures	(956)
Income (Loss) Before Financial Results	3,998
Financial Expenses	-
Financial Income	-
Income (Loss) Before Taxes	3,998
Income and Social Contribution Taxes	(1,019)
Net income (Loss) from Discontinued Operations	2,979

(1) It's regarding discontinued operations until 06.30.15.

Parent company
03.31.15

Net profit from discontinued operations	2,979
Adjustments to reconcile net income to net cash provided by discontinued operations
Depreciation and amortization	-
Equity pick-up	956
Deferred income tax	-
Gain from discontinued operations	-
Trade accounts receivable	-
Inventories	-
Trade accounts payable	-
Other rights and obligations	-
Net cash provided by discontinued operating activities	3,935

Investing activities from discontinued operations
Capital increase in subsidiaries	-
Additions to property, plant and equipment	(5,999)
Net cash used investing activities from discontinued operations	(5,999)
Proceeds from debt issuance	-
Advance for future capital increase	-
Net cash (used in) provided by financing activities from discontinued operations	-
Net increase in cash and cash equivalents	-
Net cash provided by discontinued operations	2,064

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

14.         INCOME AND SOCIAL CONTRIBUTION TAXES

14.1.     Deferred income and social contribution taxes

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Assets
Tax loss carryforwards (corporate income tax)	977,771	1,008,022	1,050,642	1,077,653
Negative calculation basis (social contribution tax)	389,781	399,886	389,951	400,092

Temporary differences
Provisions for tax, civil and labor risks	229,113	216,564	232,596	220,047
Suspended collection taxes	66,059	62,954	66,059	62,954
Allowance for doubtful accounts	105,151	112,251	106,020	113,120
Provision for property, plant and equipment losses	6,690	5,546	6,690	5,546
Provision for tax credits	57,010	52,260	57,620	52,803
Provision for other obligations	56,156	91,834	58,260	93,744
Employees' profit sharing	8,163	87,254	8,163	87,254
Provision for inventory losses	18,074	19,985	18,074	19,985
Employees' benefits plan	105,013	101,675	105,013	101,675
Business combination - Sadia (1)	420,669	451,222	420,669	451,222
Unrealized losses on derivatives financial instruments	162,526	105,359	162,526	105,359
Provision for losses - other debtors	11,993	11,321	11,993	11,321
Estimated annual effective tax rate - CPC 21	107,420	-	107,420	-
Other temporary differences	62,014	77,280	74,350	85,110
	2,783,603	2,803,413	2,876,046	2,887,885

Liabilities
Temporary differences
Business combination - Sadia (1)	(714,936)	(719,374)	(714,936)	(719,374)
Business combination - other companies (2)	-	-	(70,378)	(21,588)
Unrealized gains on derivatives	(25,885)	(28,035)	(25,885)	(28,035)
Difference between tax basis and accounting basis of goodwill amortization	(218,649)	(206,770)	(218,649)	(206,770)
Difference between tax depreciation rate and accounting depreciation rate (useful life)	(626,076)	(601,040)	(626,076)	(601,040)
Other temporary differences	(108,070)	686	(105,565)	(55,102)
	(1,693,616)	(1,554,533)	(1,761,489)	(1,631,909)

Total net deferred tax assets	1,089,987	1,248,880	1,114,557	1,255,976

Business combination - Dánica and Avex	-	-	(9,600)	(12,474)
Business combination - AFC	-	-	(40,494)	(45,164)
Business combination - AKF	-	-	(5,231)	(5,870)
Business combination - Federal Foods	-	-	(9,055)	(10,228)
Business combination - Invicta	-	-	(41,931)	(50,067)
Other - exchange variation	-	-	(75,460)	(64,517)
	-	-	(181,771)	(188,320)
Total deferred tax	1,089,987	1,248,880	932,786	1,067,656

(1)          The deferred tax asset on the business combination with Sadia is mainly computed on the difference between the accounting and tax basis of goodwill determined in the purchase price allocation. Deferred tax liabilities on business combinations Sadia are substantially represented by the fair value of property, plant and equipment, trademarks and contingent liabilities.

(2)          Deferred tax asset related to the business combinations with Quickfood (Trademarks, Customer relationship, Fixed assets reevaluation) and AKF (Customer relationship).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The rollforward of deferred tax is set forth below:

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15

Beginning balance	1,248,880	751,932	1,067,656	623,831
Deferred income and social contribution taxes recognized in the statement of income	93,406	372,283	100,162	406,587
Deferred income and social contribution taxes - write-off dairy business	-	(200,617)	-	(200,617)
Deferred income and social contribution taxes recognized in other comprehensive income	(252,299)	327,387	(254,109)	328,090
Business combination	-	-	(2,523)	(39,240)
Exchange variation over deferred income and social contribution taxes related to business combination	-	-	22,880	(30,266)
Other	-	(2,105)	(1,280)	(20,729)
Ending balance	1,089,987	1,248,880	932,786	1,067,656

Certain subsidiaries of the Company have tax loss carryforwards and negative basis of social contribution of R$16,339 and R$16,156, respectively, (R$16,365 and R$16,181 as of December 31, 2015), for which no deferred tax asset was recorded. If there was an expectation that such tax credits would be realized the amount to be recognized in the balance sheet would be R$5,539 (R$5,547 as of December 31, 2015).

14.2.      Estimated time of realization

Deferred tax arising from temporary differences that will be realized as they are settled or realized. The period of the settlement or realization of such differences would not be properly estimated and is tied to several factors that are not under control of Management.

When assessing the likelihood of the realization of deferred tax assets on income tax loss carryforward and negative calculation bases of social contribution tax, Management considers the Company’s budget, strategic plan and projected taxable income. Based on this estimate, Management believes that it is probable that the deferred tax will be realized, as shown below:

	Parent company	Consolidated
2016	107,956	112,913
2017	215,167	229,343
2018	286,888	301,840
2019	332,647	348,423
2020 onwards	424,894	448,074
	1,367,552	1,440,593

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

14.3.     Income and social contribution taxes reconciliation

	Parent company		Consolidated
	03.31.16	03.31.15	03.31.16	03.31.15

Income before taxes from continued operations	38,118	513,397	50,738	533,361
Nominal tax rate	34%	34%	34%	34%
Expected tax expense at nominal tax rate	(12,960)	(174,555)	(17,251)	(181,343)

Reconciling itens:
Equity interest in income of subsidiaries, associates and joint venture	(23,982)	241,128	4,128	(20,589)
Exchange rate variation on foreign investments	(75,774)	82,463	(90,280)	116,938
Difference of tax rates on results of foreign subsidiaries	-	-	(17,356)	216,325
Investment grant	8,234	9,613	8,234	9,613
Estimated annual effective tax rate - CPC 21	107,420	(202,783)	107,420	(202,783)
Other permanent differences	(1,994)	(7,636)	(4,210)	(9,847)
	944	(51,770)	(9,315)	(71,686)

Current income tax	(92,462)	1,019	(109,477)	(10,405)
Deferred income tax	93,406	(52,789)	100,162	(61,281)

The taxable income, current and deferred income tax from foreign subsidiaries is presented below:

	Consolidated
	03.31.16	03.31.15
Taxable income (loss) from foreign subsidiaries	(76,224)	724,080
Current income tax credit (expense) from foreign subsidiaries	(16,554)	(11,036)
Deferred income tax from foreign subsidiaries	9,679	(13,452)

The Company has determined that the earnings recorded by the holdings of its wholly-owned subsidiaries located abroad will not be redistributed.

Such resources will be used for investments in the subsidiaries, and thus no deferred income tax was recognized. The total of undistributed earnings corresponds to R$4,638,077 as of March 31, 2016 (R$4,949,957 as of December 31, 2015).

Brazilian income taxes are subject to review for a 5-year period, during which the tax authorities might audit and assess the Company for additional taxes and penalties. Subsidiaries located abroad are taxed in their respective jurisdictions, according to local regulations.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

15.         JUDICIAL DEPOSITS

The rollforward of the judicial deposits is presented below:

	Parent company
	Tax	Labor	Civil, commercial and other	Total
	03.31.16
Beginning balance	376,660	304,942	43,722	725,324
Additions	19,960	24,633	2,654	47,247
Reversals	(404)	(1,694)	(3,924)	(6,022)
Write-offs	-	(17,104)	(2,770)	(19,874)
Price index update	9,998	12,828	1,451	24,277
Ending balance	406,214	323,605	41,133	770,952

	Consolidated
	Tax	Labor	Civil, commercial and other	Total
	03.31.16
Beginning balance	376,667	311,319	44,120	732,106
Additions	19,960	25,048	2,654	47,662
Reversals	(404)	(1,694)	(3,924)	(6,022)
Write-offs	-	(17,104)	(2,770)	(19,874)
Price index update	10,007	12,829	1,451	24,287
Exchange rate variation	-	(1,250)	-	(1,250)
Ending balance	406,230	329,148	41,531	776,909

16.         RESTRITED CASH

			Average interest rate (p.a.)	Parent company		Consolidated
	Maturity (1)	Currency		03.31.16	12.31.15	03.31.16	12.31.15

Bank deposit certificates (2)	1.24	R$	13.96%	348,022	337,041	348,022	337,041
National treasury certificates (3)	3.98	R$	23.57%	151,219	142,787	151,219	142,787
Bank deposit (4)	-	US$	-	-	-	-	1,346,274
				499,241	479,828	499,241	1,826,102

Current				58,003	-	58,003	1,346,274
Non-current				441,238	479,828	441,238	479,828

(1)         Weighted average maturity in years.

(2)         Deposit with maturity in six annual and consecutive instalments beginning June 2016, which was pledged as collateral in the disposal of the dairy segment to Groupe Lactalis (“Parmalat”).

(3)         The national treasury certificates, which mature on 2020, are pledged as collateral for the loan obtained through the Special Program Asset Restructuring (“PESA”) (note 20).

(4)         Deposit related to the business combination with Golden Foods Siam, which was released to the counterparty on January 26, 2016 (note 6.1.2).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.         INVESTMENTS IN SUBSIDIARIES, ASSOCIATES AND JOINT VENTURES

17.1.     Investments breakdown

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Investment in subsidiaries and associates	6,399,234	6,918,123	86,949	102,465
Goodwill Quickfood	233,936	290,884	-	-
Goodwill AKF	-	-	67,976	75,113
Goodwill SATS BRF	-	-	6,556	6,838
	6,633,170	7,209,007	161,481	184,416
Other investments	1,107	1,107	1,407	1,476
	6,634,277	7,210,114	162,888	185,892

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.2.     Summary of financial information of associates

	Avipal Centro Oeste S.A.	BRF GmbH	Elebat Alimentos S.A.	Establec. Levino Zaccardi	K&S Alimentos S.A	Perdigão Trading S.A.	PSA Labor. Veter. Ltda.	Quickfood S.A.	Sadia International Ltd.	Sadia Uruguay S.A.	Sadia Overseas S.A.	VIP S.A. Empr. e Particip. Imob.
	03.31.16	03.31.16	03.31.16	03.31.16	03.31.16	03.31.16	03.31.16	03.31.16	03.31.16	03.31.16	03.31.16	03.31.16
Current assets	38	498,202	-	560	33,559	-	3,689	304,422	2,248	19,478	15,275	54,259
Non-current assets	-	5,978,080	-	1	6,831	-	2,566	190,722	253,371	235,506	316,193	963
Current liabilities	-	(110,634)	-	(387)	(6,660)	-	(560)	(362,202)	(1,921)	(6,920)	(9,656)	(1,557)
Non-current liabilities	-	(615,928)	-	(41)	-	-	-	(163,955)	-	-	(401,302)	(26)
Shareholders' equity	(38)	(5,749,720)	-	(133)	(33,730)	-	(5,695)	31,013	(253,698)	(248,064)	79,490	(53,639)

Net revenues	-	2,322	-	-	-	-	-	321,369	-	9,867	-	-
Net income (loss)	-	(70,571)	-	4	261	-	131	(22,063)	16,314	(1,396)	(1,873)	877

	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15
Current assets	38	1,983,779	-	694	-	-	3,627	376,754	1,761	22,563	16,754	53,216
Non-current assets	-	4,985,251	-	105	-	-	2,497	215,704	264,059	295,004	341,238	1,090
Current liabilities	-	(24,150)	-	(614)	-	-	(560)	(358,517)	(2,182)	(9,503)	(3,027)	(1,518)
Non-current liabilities	-	(736,469)	-	(22)	-	-	-	(248,232)	-	-	(440,306)	(25)
Shareholders' equity	(38)	(6,208,411)	-	(163)	-	-	(5,564)	14,291	(263,638)	(308,064)	85,341	(52,763)

Net revenues	-	15,514	170,579	-	-	-	-	1,326,887	-	35,658	-	-
Net income (loss)	-	2,094,392	(18,164)	(1,107)	-	-	550	(43,418)	5,956	85,345	(19,819)	5,907

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.3.     Rollforward of the interest in subsidiaries and associates – Parent company

	Subsidiaries											Associates
	Avipal Centro Oeste S.A.	BRF GmbH	K&S Alimentos S.A.(1)	Establec. Levino Zaccardi	PSA Labor. Veter. Ltda	Quickfood S.A.	Sadia Alimentos S.A.	Sadia International Ltd.	Sadia Uruguay S.A.	Sadia Overseas S.A.	VIP S.A. Empr. e Particip. Imob	K&S Alimentos S.A.(1)	PP-BIO Adm. Bem próprio S.A.	PR-SAD Adm. Bem próprio S.A.	UP! Alimentos Ltda	Total
																03.31.16	12.31.15
a) Capital share as of March 31, 2016
% of share	100.00%	100.00%	100.00%	98.26%	99.99%	90.05%	43.10%	100.00%	94.90%	100.00%	100.00%	0.00%	33.33%	33.33%	50.00%
Total number of shares and membership interests	6,963,854	1	27,664,086	100	5,463,850	36,469,606	594,576,682	900	2,444,753,091	50,000	14,249,459	-	-	-	1,000
Number of shares and membership interest held	6,963,854	1	27,664,086	98	5,463,849	32,841,224	256,253,695	900	2,319,989,778	50,000	14,249,459	-	-	-	500

b) Information as of March 31, 2016
Capital stock	5,972	7,691	27,664	1,420	5,564	28,117	257,336	3,203	262,582	4	40,061	-	-	-	1
Shareholders' equity	38	5,749,720	33,730	133	5,695	(31,013)	125,111	253,698	248,064	(79,490)	53,639	-	-	-	11,846
Fair value adjustments of assets and liabilities acquired	-	-	-	-	-	98,944	-	-	-	-	-	-	-	-	-
Goodwill based on expectation of future profitability	-	-	-	-	-	134,992	-	-	-	-	-	-	-	-	-
Income (loss) for the period	-	(70,571)	261	4	131	(22,063)	(3,180)	16,314	(1,396)	(1,873)	877	4,687	-	-	11,843

c) Balance of investments as of March 31, 2016
Beginning balance	38	6,208,415	-	160	5,561	290,884	68,203	263,637	292,344	-	52,761	21,911	1,664	3,428	1	7,209,007	3,998,880
Equity pick-up	-	(70,571)	261	4	131	(19,868)	(1,371)	16,314	(1,325)	(1,873)	877	2,297	-	-	5,922	(69,202)	1,994,569
Unrealized profit in inventory	-	-	-	-	-	(74)	59	-	-	-	-	-	-	-	-	(15)	8,644
Exchange rate variation on goodwill in the acquisiton of non-controlling entities	-	962	-	-	-	-	-	-	-	-	-	-	-	-	-	962	(5,016)
Exchange rate variation on goodwill	-	-	-	-	-	(55,629)	-	-	-	-	-	-	-	-	-	(55,629)	(14,087)
Goodwill	-	-	-	-	-	(1,318)	-	-	-	-	-	-	-	-	-	(1,318)	(7,206)
Exchange rate variation on foreign investments	-	(149,695)	-	-	-	-	-	(25,105)	(55,790)	7,725	-	-	-	-	-	(222,865)	1,099,891
Other comprehensive income	-	(238,696)	-	(33)	-	4,875	(12,970)	(1,148)	176	-	-	-	-	-	-	(247,796)	220,588
Increase / decrease in capital	-	-	-	-	-	-	-	-	-	-	-	-	75	241	-	316	620,138
Acquisition of non-controlling interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(259,101)
Appreciation in exchange of shares	-	1,235	-	-	-	-	-	-	-	-	-	-	-	-	-	1,235	111,247
Dividends and interests on shareholders' equity	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(67,197)
Write-off of investment	-	-	24,208	-	-	-	-	-	-	-	-	(24,208)	-	-	-	-	-
Loss of ownership interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,696)
Write-off of investment - Minerva	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(247,282)
Acquisition of equity interest	-	-	9,261	-	-	-	-	-	-	-	-	-	-	-	-	9,261	-
Impairment losses for investments	-	-	-	-	-	15,066	-	-	-	(5,852)	-	-	-	-	-	9,214	56,623
Transfer to held for sale and discontinued operations	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(298,988)
	38	5,751,650	33,730	131	5,692	233,936	53,921	253,698	235,405	-	53,638	-	1,739	3,669	5,923	6,633,170	7,209,007

(1)     On March 18, 2016, BRF acquired the control of the subsidiary K&S, thus from this date onwards the entity started being classified as a wholly-owned subsidiary of the Company.

The losses related to exchange rate variation on the investments in foreign subsidiaries, whose functional currency is Brazilian Reais, totaled R$265,530 on March 31, 2016 (gain of R$343,936 as of March 31, 2015) and were recognized as financial income.

On March 31, 2016, these subsidiaries, associates and joint ventures do not have any significant restriction to transfer dividends or repay their loans or advances to the Company.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.4.     Summary of financial information of associates

	K&S(1)		Minerva		Nutrifont		PP-BIO		PR-SAD		UP!		Total
	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15
Current assets	-	54,679	-	-	-	-	-	-	-	-	59,573	79,250
Non-current assets	-	13,211	-	-	-	-	5,217	4,992	11,007	10,284	178	217
Current liabilities	-	(22,293)	-	-	-	-	-	-	-	-	(47,905)	(79,466)
Non-current liabilities	-	(882)	-	-	-	-	-	-	-	-	-	-
Shareholder's equity	-	44,715	-	-	-	-	5,217	4,992	11,007	10,284	11,846	1

% of participation	49.00%	49.00%	-	15.11%	-	50.00%	33.33%	33.33%	33.33%	33.33%	50.00%	50.00%

Book value of investment	-	21,911	-	-	-	-	1,739	1,664	3,669	3,428	5,923	1
Transfer to held for sale	-	-	-	-	-	-	-	-	-	-	-	-
Book value of investment	-	21,911	-	-	-	-	1,739	1,664	3,669	3,428	5,923	1	11,331	27,004

Dividends declared	-	1,365	-	-	-	-	-	-	-	-	-	25,994	-	27,359

	K&S(1)		Minerva		Nutrifont		PP-BIO		PR-SAD		UP!
	03.31.16	03.31.15	03.31.16	03.31.15	03.31.16	03.31.15	03.31.16	03.31.15	03.31.16	03.31.15	03.31.16	03.31.15
Net revenues	24,843	30,582	-	1,435,419	-	-	-	-	-	-	44,499	42,848
Net income (loss)	4,687	3,405	-	(408,983)	-	(1,912)	-	-	-	-	11,843	11,614

Equity pick-up	2,298	1,668	-	(61,797)	-	(956)	-	-	-	-	5,922	5,807	8,220	(55,278)

(1)     On March 18, 2016, BRF acquired the control of the subsidiary K&S, thus from this date onwards the entity started being classified as a wholly-owned subsidiary of the Company.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.5.     Summary of financial information of joint venture

	AKF		SATS BRF		Total
	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15
Assets
Current	143,642	138,208	196,845	253,452
Cash and cash equivalents	13,620	27,549	36,283	84,148
Prepaid expenses	401	1,642	728	386
Other current assets	129,621	109,017	159,834	168,918
Non-current	2,762	9,122	13,028	14,414
Liabilities
Current	(94,465)	(105,290)	(95,641)	(145,547)
Trade accounts payable	(8,272)	(4,514)	(78,283)	(126,931)
Tax payable	(3,256)	(5,989)	-	-
Other current liabilities	(82,937)	(94,787)	(17,358)	(18,616)
Non-current	(2,830)	(3,228)	-	-
Deferred taxes	(2,830)	(3,228)	-	-
Shareholder's equity	49,109	38,812	114,232	122,319

% of equity interest	40.00%	40.00%	49.00%	49.00%

Book value of investment	19,644	15,525	55,974	59,936	75,618	75,461

	AKF		SATS BRF		Total
	03.31.16	03.31.15	03.31.16	03.31.15	03.31.16	03.31.15
Net sales	93,188	68,074	190,931	-
Depreciation and amortization	(383)	(251)	(432)	-
Financial expense	-	(179)	(554)	-
Income before taxes	13,243	1,260	(2,808)	-
Net income (loss)	13,243	1,260	(2,808)	-

% of equity interest	40.00%	40.00%	49.00%	0.00%

Equity pick-up	5,297	504	(1,376)	-	3,921	504

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

18.         PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment rollforward is presented below:

	Parent company
	Weighted average depreciation rate (p.a.)	12.31.15	Additions	Disposals	Reversals	Transfers (1)	Net transfers between held for sale	03.31.16
Cost
Land	-	593,601	-	-	-	(3,398)	-	590,203
Buildings and improvements	-	5,084,454	-	(2,440)	-	34,504	(2,213)	5,114,305
Machinery and equipment	-	6,534,819	17,211	(21,741)	-	151,563	-	6,681,852
Facilities	-	1,699,013	-	(976)	-	72,166	(757)	1,769,446
Furniture	-	112,947	85	(469)	-	3,316	-	115,879
Vehicles	-	16,801	-	(390)	-	500	(3,122)	13,789
Construction in progress	-	715,832	314,835	-	-	(270,360)	-	760,307
Advances to suppliers	-	4,156	14,888	-	-	(10,341)	-	8,703
		14,761,623	347,019	(26,016)	-	(22,050)	(6,092)	15,054,484

Depreciation
Buildings and improvements	3.04%	(1,477,380)	(36,146)	38	-	3,554	1,947	(1,507,987)
Machinery and equipment	5.87%	(2,576,709)	(93,335)	16,151	-	(3,376)	-	(2,657,269)
Facilities	3.73%	(530,384)	(18,027)	673	-	(64)	748	(547,054)
Furniture	7.96%	(47,185)	(2,267)	393	-	(39)	-	(49,098)
Vehicles	19.89%	(9,200)	(220)	280	-	(78)	2,467	(6,751)
		(4,640,858)	(149,995)	17,535	-	(3)	5,162	(4,768,159)
Provision for losses		(19,779)	-	-	119	-	-	(19,660)
		10,100,986	197,024	(8,481)	119	(22,053)	(930)	10,266,665

(1)         Refers to the transfer of R$16,526 to intangible assets and R$5,527 to biological assets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	Weighted average depreciation rate (p.a.)	12.31.15	Additions	Business combinations	Disposals	Reversals	Transfers (1)	Net transfers between held for sale	Exchange rate variation	03.31.16
Cost
Land	-	584,721	11	31,537	-	-	(3,398)	-	(7,099)	605,772
Buildings and improvements	-	5,437,937	104	140,369	(2,435)	-	34,313	(2,213)	(49,972)	5,558,103
Machinery and equipment	-	7,027,145	19,378	253,868	(21,879)	-	150,061	-	(73,134)	7,355,439
Facilities	-	1,854,467	59	27,503	(978)	-	73,003	(757)	(14,093)	1,939,204
Furniture	-	137,869	1,435	7,409	(489)	-	4,096	-	(3,815)	146,505
Vehicles	-	20,317	1	2,617	(984)	-	3,123	(3,122)	(191)	21,761
Construction in progress	-	789,782	386,569	2,487	(130)	-	(275,503)	-	(18,875)	884,330
Advances to suppliers	-	18,760	16,924	-	-	-	(10,341)	-	3,385	28,728
		15,870,998	424,481	465,790	(26,895)	-	(24,646)	(6,092)	(163,794)	16,539,842

Depreciation
Buildings and improvements	3.04%	(1,525,943)	(40,700)	(69,689)	57	-	3,838	1,947	12,983	(1,617,507)
Machinery and equipment	5.84%	(2,786,003)	(106,493)	(136,073)	16,280	-	(3,378)	-	34,747	(2,980,920)
Facilities	3.80%	(549,890)	(20,043)	(15,507)	675	-	(64)	748	4,202	(579,879)
Furniture	7.93%	(64,652)	(3,089)	(4,860)	527	-	(40)	-	5,954	(66,160)
Vehicles	20.06%	(8,979)	(686)	(1,420)	848	-	(84)	2,467	(241)	(8,095)
		(4,935,467)	(171,011)	(227,549)	18,387	-	272	5,162	57,645	(5,252,561)
Provision for losses		(19,779)	-	-	-	119	-	-	-	(19,660)
		10,915,752	253,470	238,241	(8,508)	119	(24,374)	(930)	(106,149)	11,267,621

(1)         Refers to the transfer of R$18,847 to intangible assets and R$5,527 to biological assets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company has fully depreciated items that are still operating, which are set forth below:

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Cost
Buildings and improvements	114,647	166,614	117,718	169,995
Machinery and equipment	626,373	704,822	655,616	752,458
Facilities	69,322	96,273	72,938	102,017
Furniture	14,980	15,994	20,438	19,338
Vehicles	2,928	3,500	3,532	4,166
Others	61,896	56,185	61,896	56,185
	890,146	1,043,388	932,138	1,104,159

During the three-month period ended March 31, 2016, the Company capitalized interest in the amount of R$8,629 in the parent company and in the consolidated (R$4,620 in the parent company and R$4,697 in the consolidated in March 31, 2015). The weighted average interest rate utilized to determine the capitalized amount was 5.57% p.a. in the parent company and 5.66% in the consolidated (6.19% p.a. in the parent company and 6.40% p.a. in the consolidated in March 31, 2015).

On March 31, 2016, except for the built to suit agreement mentioned in note 24.2, the Company had no commitments assumed related to acquisition or construction of property, plant and equipment items.

The property, plant and equipment items that are pledged as collateral for various transactions are presented below:

		Parent company and Consolidated
		03.31.16	12.31.15
	Type of collateral	Book value of the collateral	Book value of the collateral
Land	Financial/Tax	281,109	217,427
Buildings and improvements	Financial/Tax	1,724,364	1,522,478
Machinery and equipment	Financial/Labor/Tax/Civil	2,398,719	1,774,781
Facilities	Financial/Tax	739,604	493,103
Furniture	Financial/Tax	27,175	27,004
Vehicles	Financial/Tax	8,039	2,306
Others	Financial/Tax	78,675	70,083
		5,257,685	4,107,182

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

19.         INTANGIBLES

Intangible assets are comprised of the following items:

	Parent company
	Weighted average amortization rate (p.a.)	Cost	Accumulated amortization	03.31.16	12.31.15
Goodwill	-	2,096,587	-	2,096,587	2,096,587
Outgrowers relationship	12.50%	14,197	(6,243)	7,954	8,420
Trademarks	-	1,173,000	-	1,173,000	1,173,000
Patents	16.51%	5,973	(2,391)	3,582	1,628
Non-compete agreement	42.34%	8,105	(858)	7,247	-
Software	20.00%	405,615	(223,810)	181,805	171,922
		3,703,477	(233,302)	3,470,175	3,451,557

	Consolidated
	Weighted average amortization rate (p.a.)	Cost	Accumulated amortization	03.31.16	12.31.15
Non-compete agreement	30.07%	20,828	(2,129)	18,699	14,952
Goodwill	-	4,197,418	-	4,197,418	2,778,102
Import quotas	9.76%	55,029	(6,878)	48,151	62,233
Outgrowers relationship	12.50%	14,197	(6,243)	7,954	8,420
Trademarks	-	1,333,892	-	1,333,892	1,372,018
Patents	17.33%	7,065	(3,387)	3,678	1,845
Customer relationship	7.71%	550,471	(56,459)	494,012	571,065
Supplier relationship	42.00%	1,992	(1,992)	-	-
Software	20.00%	462,288	(251,696)	210,592	202,276
		6,643,180	(328,784)	6,314,396	5,010,911

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The intangible assets rollforward is set forth below:

	Parent company
	12.31.15	Additions	Disposals	Transfers	03.31.16
Cost
Goodwill	2,096,587	-	-	-	2,096,587
Ava	49,368	-	-	-	49,368
Eleva Alimentos	808,140	-	-	-	808,140
Incubatório Paraíso	656	-	-	-	656
Paraíso Agroindustrial	16,751	-	-	-	16,751
Perdigão Mato Grosso	7,636	-	-	-	7,636
Sadia	1,214,036	-	-	-	1,214,036
Outgrowers relationship	14,197	-	-	-	14,197
Trademarks	1,173,000	-	-	-	1,173,000
Patents	3,720	2,253	-	-	5,973
Non-compete agreement	-	8,105	-	-	8,105
Software	404,673	12,893	(28,474)	16,523	405,615
	3,692,177	23,251	(28,474)	16,523	3,703,477

Amortization
Outgrowers relationship	(5,777)	(466)	-	-	(6,243)
Patents	(2,092)	(299)	-	-	(2,391)
Non-compete agreement	-	(858)	-	-	(858)
Software	(232,751)	(19,536)	28,474	3	(223,810)
	(240,620)	(21,159)	28,474	3	(233,302)
	3,451,557	2,092	-	16,526	3,470,175

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	12.31.15	Additions	Disposals	Business combination	Transfers	Exchange rate variation	03.31.16
Cost
Goodwill	2,778,102	-	-	1,698,790	-	(279,474)	4,197,418
Ava	49,368	-	-	-	-	-	49,368
Avex	27,550	-	-	-	-	(5,278)	22,272
BRF AFC	196,063	-	-	-	-	(16,361)	179,702
BRF Invicta	170,776	-	-	-	-	(19,767)	151,009
Dánica	7,013	-	-	-	-	(1,344)	5,669
Eleva Alimentos	808,140	-	-	-	-	-	808,140
Federal Foods	84,419	-	-	-	-	(7,465)	76,954
Incubatório Paraíso	656	-	-	-	-	-	656
Invicta Food Group	925	-	-	-	-	(107)	818
Paraíso Agroindustrial	16,751	-	-	-	-	-	16,751
Perdigão Mato Grosso	7,636	-	-	-	-	-	7,636
Plusfood	27,786	-	-	-	-	(1,286)	26,500
Quickfood	166,983	-	-	-	-	(31,991)	134,992
Sadia	1,214,036	-	-	-	-	-	1,214,036
Qatar National Import and Export Co	-	-	-	564,242	-	(65,913)	498,329
GFS Group	-	-	-	1,041,091	-	(120,044)	921,047
GQFE - Golden Quality Foods Europe	-	-	-	3,108	-	(270)	2,838
Universal Meats Ltd.	-	-	-	90,349	-	(9,648)	80,701
Non-compete agreement	15,738	8,105	-	-	-	(3,015)	20,828
Import quotas	62,233	-	-	-	-	(7,204)	55,029
Outgrowers relationship	14,197	-	-	-	-	-	14,197
Trademarks	1,372,018	-	-	-	-	(38,126)	1,333,892
Patents	4,870	2,250	-	-	-	(55)	7,065
Customer relationship	620,853	-	-	-	-	(70,382)	550,471
Supplier relationship	9,670	-	(6,510)	-	-	(1,168)	1,992
Software	462,760	13,355	(28,474)	3,449	19,119	(7,921)	462,288
	5,340,441	23,710	(34,984)	1,702,239	19,119	(407,345)	6,643,180

Amortization
Non-compete agreement	(786)	(1,565)	-	-	-	222	(2,129)
Import quotas	-	(7,591)	-	-	-	713	(6,878)
Outgrowers relationship	(5,777)	(466)	-	-	-	-	(6,243)
Patents	(3,025)	(403)	-	-	-	41	(3,387)
Customer relationship	(49,788)	(13,429)	-	-	-	6,758	(56,459)
Supplier relationship	(9,670)	-	6,510	-	-	1,168	(1,992)
Software	(260,484)	(21,745)	28,474	(1,280)	(272)	3,611	(251,696)
	(329,530)	(45,199)	34,984	(1,280)	(272)	12,513	(328,784)
	5,010,911	(21,489)	-	1,700,959	18,847	(394,832)	6,314,396

For the three month period ended March 31, 2015, Management did not identify and event that could indicate an impairment of such assets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

20.         LOANS AND FINANCING

	Parent company
	Charges (p.a.)	Weighted average interest rate (p.a.)	WAMT (1)	Current	Non-current	03.31.16	Current	Non-current	12.31.15
Local currency
Working capital	7.60% (7.24% on 12.31.15)	7.60% (7.24% on 12.31.15)	0.4	1,231,861	-	1,231,861	1,169,635	-	1,169,635
Certificate of agribusiness receivables	96.90% of CDI (96.90% of CDI on 12.31.15)	13.55% (13.67% on 12.31.15)	2.5	65,074	992,874	1,057,948	33,078	992,165	1,025,243
Development bank credit lines	Fixed rate / Selic / TJLP + 0.76% (Fixed rate/Selic / TJLP + 1.00% on 12.31.15)	5.33% (4.57% on 12.31.15)	1.7	261,834	760,715	1,022,549	217,426	508,928	726,354
Bonds	7.75% (7.75% on 12.31.15)	7.75% (7.75% on 12.31.15)	2.2	13,801	498,138	511,939	4,140	497,921	502,061
Export credit facility	14.18% (0.00% on 12.31.15)	14.18% (0.00% on 12.31.15)	3.0	1,948	1,850,000	1,851,948	-	-	-
Special program asset restructuring	Fixed rate / IGPM + 4.90% (Fixed rate / IGPM + 4.90% on 12.31.15)	16.46% (15.44% on 12.31.15)	4.0	903	238,309	239,212	3,315	231,488	234,803
Other secured debts	8.15% (8.14% on 12.31.15)	8.15% (8.14% on 12.31.15)	2.6	32,448	119,620	152,068	32,580	127,077	159,657
Fiscal incentives	2.40% (2.40% on 12.31.15)	2.40% (2.40% on 12.31.15)	0.3	7,043	-	7,043	1,872	-	1,872
				1,614,912	4,459,656	6,074,568	1,462,046	2,357,579	3,819,625

Foreign currency
Bonds	4.07% (4.08% on 12.31.15) + e.r. US$ and EUR	4.07% (4.08% on 12.31.15) + e.r. US$ and EUR	7.3	129,806	6,935,937	7,065,743	61,808	7,521,727	7,583,535
Export credit facility	LIBOR + 1.68% (LIBOR + 2.05% on 12.31.15) + e.r. US$	2.92% (2.79% on 12.31.15) + e.r. US$	1.5	954,741	1,000,893	1,955,634	598,109	1,163,574	1,761,683
Advances for foreign exchange rate contracts	2.00% (1.76% + e.r. US$) + e.r. US$	2.00% (1.76% + e.r. US$) + e.r. US$	0.7	586,260	-	586,260	391,053	-	391,053
Development bank credit lines	UMBNDES + 2.23% (UMBNDES + 2.26% on 12.31.15) + e.r. US$ and other currencies	6.32% (6.34% on 12.31.15) + e.r. US$ and other currencies	1.1	11,782	7,677	19,459	12,630	11,575	24,205

				1,682,589	7,944,507	9,627,096	1,063,600	8,696,876	9,760,476
				3,297,501	12,404,163	15,701,664	2,525,646	11,054,455	13,580,101

(1) Weighted average maturity in years.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	Charges (p.a.)	Weighted average interest rate (p.a.)	WAMT (1)	Current	Non-current	03.31.16	Current	Non-current	12.31.15
Local currency
Working capital	7.60% (7.24% on 12.31.15)	7.60% (7.24% on 12.31.15)	0.4	1,231,861	-	1,231,861	1,169,635	-	1,169,635
Certificate of agribusiness receivables	96.90% of CDI (96.90% of CDI on 12.31.15)	13.55% (13.67% on 12.31.15)	2.5	65,074	992,874	1,057,948	33,078	992,165	1,025,243
Development bank credit lines	Fixed rate / Selic / TJLP + 0.76% (Fixed rate/Selic / TJLP + 1.00% on 12.31.15)	5.33% (4.57% on 12.31.15)	1.7	261,834	760,715	1,022,549	217,426	508,928	726,354
Bonds	7.75% (7.75% on 12.31.15)	7.75% (7.75% on 12.31.15)	2.2	13,801	498,138	511,939	4,140	497,921	502,061
Export credit facility	14.18% (0.00% on 12.31.15)	14.18% (0.00% on 12.31.15)	3.0	1,948	1,850,000	1,851,948	-	-	-
Special program asset restructuring	Fixed rate / IGPM + 4.90% (Fixed rate / IGPM + 4.90% on 12.31.15)	16.46% (15.44% on 12.31.15)	4.0	903	238,309	239,212	3,315	231,488	234,803
Other secured debts	8.15% (8.14% on 12.31.15)	8.15% (8.14% on 12.31.15)	2.6	32,448	119,620	152,068	32,580	127,077	159,657
Fiscal incentives	2.40% (2.40% on 12.31.15)	2.40% (2.40% on 12.31.15)	0.3	7,043	-	7,043	1,872	-	1,872
				1,614,912	4,459,656	6,074,568	1,462,046	2,357,579	3,819,625

Foreign currency
Bonds	5.12% (5.23% on 12.31.15) + e.r. US$, EUR and ARS	5.12% (5.23% on 12.31.15) + e.r. US$, EUR and ARS	6.6	204,095	7,916,894	8,120,989	159,445	8,628,430	8,787,875
Export credit facility	LIBOR + 1.82% (LIBOR + 2.15% on 12.31.15) + e.r. US$	2.97% (2.85% on 12.31.15) + e.r. US$	1.6	955,414	1,356,346	2,311,760	598,811	1,553,520	2,152,331
Advances for foreign exchange rate contracts	2.00% (1.76% on 12.31.15) + e.r. US$	2.00% (1.76% on 12.31.15) + e.r. US$	0.7	586,260	-	586,260	391,053	-	391,053
Development bank credit lines	UMBNDES + 2.23% (UMBNDES + 2.26% on 12.31.15) + e.r. US$ and other currencies	6.32% (6.34% on 12.31.15) + e.r. US$ and other currencies	1.1	11,781	7,677	19,458	12,630	11,575	24,205
Other secured debts	15.06% (15.09% on 12.31.15) + e.r. ARS	15.06% (15.09% on 12.31.15) + e.r. ARS	0.3	2,382	-	2,382	3,535	-	3,535
Working capital	19.37% (22.00% on 12.31.15) + e.r. US$ and ARS / 2,48% + e.r (GBP/THB)	19.37% (22.00% on 12.31.15) + e.r. US$ and ARS / 2,48% + e.r (GBP/THB)	0.5	105,967	-	105,967	659	-	659
				1,865,899	9,280,917	11,146,816	1,166,133	10,193,525	11,359,658
				3,480,811	13,740,573	17,221,384	2,628,179	12,551,104	15,179,283

(1) Weighted average maturity in years.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The main characteristics of loan and financing agreements entered into by the Company were disclosed in note 20 of financial statements for the year ended December 31, 2015.

20.1.     Loans and financing maturity schedule

The maturity schedule of the loans and financing is as follows:

	Parent company	Consolidated
	03.31.16	03.31.16
2016	2,725,844	2,892,222
2017	1,142,987	1,600,781
2018	2,409,116	2,792,207
2019	2,174,641	2,193,752
2020 onwards	7,249,076	7,742,422
	15,701,664	17,221,384

20.2.     Guarantees

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Total of loans and financing	15,701,664	13,580,101	17,221,384	15,179,283
Mortgage guarantees	1,201,118	911,996	1,201,118	911,996
Related to FINEM-BNDES	886,549	583,411	886,549	583,411
Related to FNE-BNB	152,068	159,564	152,068	159,564
Related to tax incentives and other	162,501	169,021	162,501	169,021

The Company is the guarantor of a loan obtained by Instituto Sadia de Sustentabilidade from the BNDES. The loan was obtained with the purpose of allowing the implementation of biodigesters in the farms of the outgrowers which take part in the Company´s integration system, targeting the reduction of the emission of Greenhouse Gases. The value of these guarantees on March 31, 2016 totaled R$36,450 (R$39,098 as of December 31, 2015).

The Company is the guarantor of loans related to a special program, which aimed the local development of outgrowers in the central region of Brazil. The proceeds of such loans are utilized by the outgrowers to improve farm conditions and will be paid by them in 10 years, taking as collateral the land and equipment acquired by the outgrowers through this program. The guarantee totaled R$191,904 as of March 31, 2016 (R$208,774 as of December 31, 2015).

On March 31, 2016, the Company contracted bank guarantees in the amount of R$2,109,167 (R$2,086,589 as of December 31, 2015). The variation occurred in this period is related to bank guarantees offered mainly in litigations involving the Company´s use of tax credits. These guarantees have an average cost of 0.91% p.a. (0.91% p.a. as of December 31, 2015).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

20.3.     Commitments

In the normal course of the business, the Company enters into agreements with third parties which are mainly related to the purchases of raw materials, such as corn and soymeal, where the agreed prices can be fixed or to be fixed. The Company enters into other agreements, such as electricity, packaging supplies and manufacturing activities. The amounts of these agreements at the date of these financial statements are set forth below:

Parent company and Consolidated
03.31.16
2016	4,773,605
2017	962,734
2018	246,891
2019	239,142
2020 onwards	467,961
6,690,333

21.         TRADE ACCOUNTS PAYABLE

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15
Domestic suppliers
Third parties	3,302,548	3,263,197	3,306,655	3,263,201
Related parties	21,382	23,375	21,382	23,375
	3,323,930	3,286,572	3,328,037	3,286,576

Foreign suppliers
Third parties	793,561	774,106	1,568,920	1,496,833
Related parties	4,441	2,463	-	-
	798,002	776,569	1,568,920	1,496,833

(-) Adjustment to present value	(40,449)	(38,416)	(40,449)	(38,416)
	4,081,483	4,024,725	4,856,508	4,744,993

During the three month period ended on March 31, 2016, the average payment term to suppliers is 75 days.

Of the suppliers balance as of March 31, 2016, R$1,053,173 in the parent company and consolidated (R$1,070,583 in the parent company and consolidated as of December

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

31, 2015) corresponds to the supply chain finance transactions on which there were no changes in the payment terms and prices negotiated with the suppliers.

The information on accounts payable involving related parties is presented in note 30. The trade accounts payable to related parties refer to transactions with associates UP! in the domestic market.

22.         SUPPLY CHAIN FINANCE

	Parent Company and Consolidated
	03.31.16	12.31.15
Supply chain finance - Domestic market	360,164	685,597
Supply chain finance - Foreign market	445,112	488,997
	805,276	1,174,594

The Company entered into supply chain finance transactions with first-class financial institutions in order to extend the payment period in purchases of raw material, machinery and equipment, and other inputs with internal and external market suppliers. As such, these transactions are presented in the operational cash flows for the period ended March 31, 2016.

On March 31, 2016, the discount rates applied to the supply chain finance transactions agreed between our suppliers and the financial institutions in the internal market were set between 1.15% to 1.29% p.m. (1.10% to 1.34% p.m. on December 31, 2015).

On March 31, 2016, the discount rates applied to the supply chain finance transactions agreed between our suppliers and the financial institutions in the external market were set between 0.65% to 2.05% p.a. (1.50% to 2.51% p.a. on December 31, 2015), depending on the transactions currency.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

23.         OTHER FINANCIAL ASSETS AND LIABILITIES

	Parent company		Consolidated
	03.31.16	12.31.15	03.31.16	12.31.15

Derivatives designated as cash flow hedges
Assets
Non-deliverable forward (NDF)	11,920	2,253	11,920	2,253
Currency option contracts	277,824	96,153	277,824	96,153
Deliverable forwards contracts	60,374	-	62,325	-
	350,118	98,406	352,069	98,406

Liabilities
Non-deliverable forward of currency (NDF)	(5,194)	(66,703)	(5,194)	(66,703)
Currency option contracts	(44,132)	(217,122)	(44,132)	(217,122)
Deliverable forwards contracts	-	(33,765)	(1,191)	(33,765)
Non-deliverable forward of commodities (NDF)	(10,643)	(11,729)	(10,643)	(11,729)
Exchange rate contracts currency (Swap)	(227,011)	(280,285)	(267,900)	(326,650)
	(286,980)	(609,604)	(329,060)	(655,969)

Non derivatives designated as cash flow hedges
Assets
Non-deliverable forward of currency (NDF)	-	-	10,351	10,707
Non-deliverable forward of commodities (NDF)	8,214	2,183	8,214	2,183
Exchange rate contracts currency (Swap)	-	3,450	-	3,450
Dollar future contracts - BM&FBovespa	-	14,641	-	14,641
Corn future contracts - BM&FBovespa	996	-	996	-
	9,210	20,274	19,561	30,981

Liabilities
Non-deliverable forward of currency (NDF)	(11,782)	(3,502)	(11,806)	(3,865)
Non-deliverable forward of corn (NDF)	(2,200)	-	(2,200)	-
Deliverable forwards contracts	-	-	(111)	-
Exchange rate contracts currency (Swap)	(334,889)	(6,768)	(334,889)	(6,768)
Dollar future contracts - BM&FBovespa	(5,935)	-	(5,935)	-
	(354,806)	(10,270)	(354,941)	(10,633)

Current assets	359,328	118,680	371,630	129,387
Current liabilities	(641,786)	(619,874)	(684,001)	(666,602)

The collateral given in the transactions presented above are disclosed in note 8.

24.         LEASES

The Company is lessee in several contracts, which are classified as operating or finance leases.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

24.1.     Operating lease

The minimum future payments of non-cancellable operating lease are presented below:

	Parent company	Consolidated
	03.31.16	03.31.16
2016	134,454	142,741
2017	87,848	91,986
2018	36,743	39,865
2019	5,725	7,497
2020 onwards	17,325	19,036
	282,095	301,125

The payments of operating lease agreements recognized as expense in the three month period ended March 31, 2016 amounted to R$50,695 in the parent company and R$85,287 in the consolidated (R$56,171 in the parent company and R$73,639 in the consolidated as of March 31, 2015).

24.2.     Finance lease

The Company enters into finance leases mainly for the acquisitions of machinery, equipment, vehicles, software and buildings, as presented below:

		Parent company		Consolidated
	Weighted average interest rate (p.a.) (1)	03.31.16	12.31.15	03.31.16	12.31.15
Cost
Machinery and equipment		29,160	29,160	35,576	37,096
Software		56,692	72,972	56,692	72,972
Buildings		128,938	128,938	128,938	128,938
		214,790	231,070	221,206	239,006

Accumulated depreciation
Machinery and equipment	13.84%	(6,522)	(5,311)	(12,938)	(13,247)
Software	50.00%	(27,131)	(50,988)	(27,131)	(50,988)
Buildings	6.94%	(40,156)	(32,091)	(40,156)	(32,091)
		(73,809)	(88,390)	(80,225)	(96,326)
		140,981	142,680	140,981	142,680

(1)     The period of depreciation of leased assets corresponds to the lowest between the term of the contract and the useful life of the asset, as determined by CVM Deliberation Nº 645/10.

The minimum future payments required for these finance leases are demonstrated as follows, and were recorded as current and non-current liabilities:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company and Consolidated
	03.31.16
	Present value of minimum payments	Interest	Minimum future payments
2016	37,800	11,759	49,559
2017	24,062	9,770	33,832
2018	18,893	7,675	26,568
2019	16,324	6,960	23,284
2020 onwards	77,014	46,535	123,549
	174,093	82,699	256,792

The contract terms for both modalities, with respect to renewal, adjustment and purchase option, are according to market practices. In addition, there are no clauses of contingent payments or restrictions on dividends distribution, payments of interest on shareholders’ equity or obtaining debt.

The Company also has commitments regarding financial leases, related to a “built to suit” agreement for the construction of office facilities which will be build by third parties. The agreement term will be 15 years from the signing date as well as the charge of rent expenses. If the Company defaults on its obligations, it will be subject to fines and/or acceleration of rent outstanding installments falling due, according to the term of each contract.

The estimated schedule of future payments related to this agreement is set forth below:

Parent company and Consolidated
03.31.16
2016	5,915
2017	8,359
2018	8,861
2019	9,393
2020 onwards	149,062
181,590

25.         SHARE BASED PAYMENT

The rules of the stock options plan granted to executives were disclosed in the financial statements for the year ended December 31, 2015 (note 24) and are unchanged for this period.

On March 31, 2016, the Board of Directors deliberated for the cancellation of 8,724,733 stock options previously granted on December 17, 2015. This options haven’t generated impacts in the  financial statement.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The breakdown of the outstanding granted options is presented as follows:

Date			Quantity		Grant (1)	Price of converted share (1)
Grant date	Beginning of the year	End of the year	Options granted	Outstanding options	Fair value of the option	Granting date	Updated IPCA

Plan I
05.02.11	05.01.12	05.01.16	2,463,525	158,990	11.36	30.85	42.93
05.02.12	05.01.13	05.01.17	3,708,071	331,198	7.82	34.95	46.28
05.02.13	05.01.14	05.01.18	3,490,201	788,645	11.88	46.86	58.26
04.04.14	04.03.15	04.03.19	1,552,564	748,386	12.56	44.48	52.04
05.02.14	05.01.15	05.01.19	1,610,450	986,098	14.11	47.98	56.13
12.18.14	12.17.15	12.17.19	5,702,714	4,916,105	14.58	63.49	72.36
			18,527,525	7,929,422

Plan II
10.01.15	10.01.16	10.01.21	37,570	32,490	20.64	70.09	73.04
			18,565,095	7,961,912

(1)     Values expressed in Brazilian Reais

The rollforward of the outstanding granted options for the three-month period ended March 31, 2016 is presented as follows:

Consolidated

Outstanding options as of December 31, 2015	17,360,870
Cancelled:
Grant of 2015	(8,724,733)
Grant of 2014	(640,537)
Grant of 2013	(33,688)
Outstanding options as of March 31, 2016	7,961,912

The weighted average exercise prices of the outstanding options related to service conditions is R$65.37 (sixty five Brazilian Reais and thirty seven cents), and the weighted average of the remaining contractual term is 39 months.

The Company records as capital reserve in shareholders’ equity the fair value of the options in the amount of R$180,029 (R$160,323 as of December 31, 2015). During the three-month period ended March 31, 2016 the amount recognized as expense was R$19,706 (R$4,926 as of March 31, 2015).

During the three-month period ended March 31, 2016 there have been no exercised any stock option by the Company’s executives.

The fair value of the granted stock options related to service condition was measured using the Black-Scholes pricing model, as disclosed in the annual financial statements for the year ended December 31, 2015 (note 24). There is no change in the methodology adopted during the three month period ended March 31, 2016.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

26.         PENSION AND OTHER POST-EMPLOYMENT PLANS

The Company offers pension and other post-employment plans to the employees. The characteristics of such benefits were disclosed in the annual financial statements for the year ended December 31, 2015 (note 25) and have not been changed during this period.

The actuarial liabilities and the related effects in the statement of income are presented below:

	Parent company and Consolidated
	Liabilities
	03.31.16	12.31.15
Medical assistance	133,928	130,028
F.G.T.S. Penalty (1)	108,878	105,139
Award for length of service	42,880	41,462
Other	23,176	22,415
	308,862	299,044

Current	67,264	67,264
Non-current	241,598	231,780

(1)       FGTS – Government Severance Indemnity Fund for Employees

The Company based its estimated costs for the year 2016, according to an appraisal report prepared in 2015 by an actuarial expert, recorded in statement of income for the period in counterpart to comprehensive income an expense of R$5,710 (expense of R$6,798 on March 31, 2015), related to supplementary post-employment plans. Regarding other benefits to employees, the Company recorded in statement of income for the period in counterpart to liabilities an expense of R$9,818 (R$10,587 on March 31, 2015).

27.         PROVISION FOR TAX, CIVIL AND LABOR RISKS

The Company and its subsidiaries are involved in certain legal proceedings arising from the normal course of business, which include civil, administrative, tax, social security and labor claims.

The Company classifies the risk of unfavorable decisions in the legal proceedings as “probable”, “possible” or “remote”. The provisions recorded relating to such proceedings is determined by the Company’s Management based on legal advice and reasonably reflect the estimated probable losses.

The Company’s management believes that its provision for tax, civil and labor risks, accounted for according to CVM Deliberation No. 594/09 is sufficient to cover estimated losses related to its legal proceedings, as presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

27.1.     Contingencies for probable losses

The rollforward of the provisions for tax, civil and labor risks is summarized below:

	Parent company
	Tax	Labor	Civil, commercial and other	Contingent liabilities	Total
					03.31.16
Beginning balance	238,831	359,468	65,674	516,942	1,180,915
Additions	4,164	70,771	4,902	-	79,837
Reversals	(4,455)	(19,760)	(2,235)	-	(26,450)
Payments	(1,071)	(41,372)	(6,639)	-	(49,082)
Exchange rate variation	5,478	23,201	3,856	-	32,535
Ending balance	242,947	392,308	65,558	516,942	1,217,755

Current					224,977
Non-current					992,778

	Consolidated
	Tax	Labor	Civil, commercial and other	Contingent liabilities	Total
					03.31.16
Beginning balance	240,496	377,023	65,701	522,629	1,205,849
Additions	4,164	70,771	4,902	-	79,837
Reversals	(4,827)	(19,772)	(2,235)	-	(26,834)
Payments	(1,071)	(41,372)	(6,639)	-	(49,082)
Price index update	5,478	23,206	3,857	-	32,541
Exchange rate variation	(302)	(3,335)	-	(1,090)	(4,727)
Ending balance	243,938	406,521	65,586	521,539	1,237,584

Current					230,720
Non-current					1,006,864

27.2.     Contingencies classified as a risk of possible loss

The Company is involved in other tax, civil, labor and social security contingencies, for which losses have been assessed as possible by management with the support from legal counsel and therefore no provision was recorded. On March 31, 2016 the total amount of the possible contingencies was R$12,211,781 (R$11,707,258 as of December 31, 2015, from which R$521,539 (R$522,629 as of December 31, 2015) were recorded at the estimated fair value resulting from business combinations with Sadia, Avex and Dánica as determined by paragraph 23 of CVM Deliberation No. 665/11, disclosed in the table of item 24.1. The main natures of these contingencies were properly disclosed in the annual statements for the year ended December 31, 2015 (note 26.2).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

28.         SHAREHOLDERS’ EQUITY

28.1.     Capital stock

On March 31, 2016, the capital subscribed and paid by the Company is R$12,553,418, which is composed of 812,473,246 book-entry shares of common stock without par value. The value of the capital stock is net of the public offering expenses of R$92,947.

On February 25, 2016 the Board of Directors approved the cancellation of 60,000,000 (sixty million) common shares held in treasury by the Company, without any reduction in the capital stock. On April 07, 2016 the cancellation was ratified in the Shareholders Ordinary Meeting.

The Company is authorized to increase the capital stock, irrespective of amendment to the bylaws, up to the limit of 1,000,000,000 common shares, in book-entry form without par value.

28.2.     Interest on shareholders’ equity and dividends

On February 12, 2016 the payment of R$473,398 was made related to the interest on shareholders’ equity and R$91,443 related to dividends approved by the Management on December 17, 2015 and ratified in the Shareholders Ordinary Meeting on April 7, 2016.

On February 25, 2016, the Board of Directors approved the payment of R$98,210 as complimentary dividends for the year ended December 31, 2015, settled on April 01, 2016.

28.3.     Breakdown of capital stock

	Consolidated
	03.31.16	12.31.15
Common shares	812,473,246	872,473,246
Treasury shares	(5,829,701)	(62,501,001)
Outstanding shares	806,643,545	809,972,245

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

28.4.     Rollforward of outstanding shares

	Consolidated
	Quantity of outstanding of shares
	03.31.16	12.31.15
Shares at the beggining of the period	809,972,245	867,284,349
Purchase of treasury shares	(3,328,700)	(59,247,400)
Sale of treasury shares	-	1,935,296
Shares at the end of the period	806,643,545	809,972,245

28.5.     Treasury shares

The Company has 5,829,701 shares in treasury, with an average cost of R$62.67 (sixty two Brazilian Reais and sixty seven cents) per share, with a market value corresponding to R$299,122.

On February 26, 2016, in a special meeting of Board of Directors was approved a “Repurchase Program” of the Company’s share, in the amount of R$20,000,000 (twenty million) shares.

During the three-month period ended March 31, 2016, as authorized by the Board of Directors, the Company acquired 3,328,700 shares of its own shares at a cost of R$178,779, with the objective of maintaining treasury shares to comply with the provisions of stock option plans, both approved by special meetings of Board of Directors held on November 09, 2015 and February 26, 2016.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

29.         EARNINGS PER SHARE

	Parent company
	03.31.16	03.31.15
Basic numerator
Net profit for the period attributable to controlling shareholders	39,062	464,606

Basic denominator
Common shares	812,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	806,871,604	855,679,386
Net earnings per share basic - R$	0.04841	0.54297

Diluted numerator
Net profit for the period attributable to controlling shareholders	39,062	464,606

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	806,871,604	855,679,386
Number of potential shares (stock options)	59,229	652,683
Weighted average number of outstanding shares - diluted	806,930,833	856,332,069
Net earnings per share diluted - R$	0.04841	0.54255

	Parent company
Continued operations	03.31.16	03.31.15
Basic numerator
Net profit for the period from continued operations attributable to controlling shareholders	39,062	461,627

Basic denominator
Common shares	812,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	806,871,604	855,679,386
Net earnings per share basic - R$	0.04841	0.53949

Diluted numerator
Net profit for the period from continued operations attributable to controlling shareholders	39,062	461,627

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	806,871,604	855,679,386
Number of potential shares (stock options)	59,229	652,683
Weighted average number of outstanding shares - diluted	806,930,833	856,332,069
Net earnings per share diluted - R$	0.04841	0.53907

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
Discontinued operations	03.31.16	03.31.15
Basic numerator
Net profit for the period from discontinued operations attributable to controlling shareholders	-	2,979

Basic denominator
Common shares	812,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	806,871,604	855,679,386
Net earnings per share basic - R$	-	0.00348

Diluted numerator
Net profit for the period from discontinued operations attributable to controlling shareholders	-	2,979

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	806,871,604	855,679,386
Number of potential shares (stock options)	59,229	652,683
Weighted average number of outstanding shares - diluted	806,930,833	856,332,069
Net earnings per share diluted - R$	-	0.00348

On March 31, 2016, from the total of 7,961,912 stock options outstanding (10,635,053 as of March 31, 2015) granted to executives of the Company, 7,471,724 options (5,702,714 as of March 31, 2015) were not considered in the calculation of the diluted earnings per share due to the fact that the exercise price until the vesting period was higher than the average market price of the common shares during the period, so that they did not cause any dilution effect.

30.         RELATED PARTIES – PARENT COMPANY

As part of the Company’s operations, rights and obligations arise between related parties, resulting from transactions of purchase and sale of products, loans agreed on normal conditions of market for similar transactions, based on contracts.

All the relationships between the company and its subsidiaries were disclosed irrespective of the existence or not of transactions between these parties.

All the transactions and balances among the companies were eliminated in the consolidation and refer to commercial and/or financial transactions.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

30.1.     Transactions and balances

	Accounts receivable		Dividends and interest on the shareholders' equity receivable		Loan contracts		Trade accounts payable		Other rights		Other obligations
	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16	12.31.15	03.31.16		12.31.15

Al-Wafi Food Products Factory LLC	-	-	-	-	-	-	-	-	375	89	(293)		-
Avex S.A.	31,260	19,485	-	-	-	-	(121)	(134)	25,468	25,468	-		-
Avipal Centro Oeste S.A.	-	-	-	-	-	-	-	-	-	-	(38)		(38)
BFF International Ltd.	-	-	-	-	-	-	-	-	1,941	2,129	-		-
BRF Foods LLC	-	-	-	-	-	-	-	-	321	487	-		-
BRF Foods GmbH	113,555	119,280	-	-	-	-	-	-	233	418	-		-
BRF Global GmbH	3,080,594	2,780,457	-	-	-	-	(4,305)	(1,596)	-	-	(320,725)		-
BRF GmbH	-	-	-	-	-	-	(15)	(16)	-	-	(1,378)		(1,471)
Highline International Ltd.	-	-	-	-	(6,491)	(7,121)	-	-	-	-	-		-
K&S Alimentos S.A.	-	-	-	1,365	-	-	-	(8,148)	-	2,954	-		(29)
Perdigão International Ltd.	-	-	-	-	(28,677)	(29,446)	-	-	4,596	4,551	(1,082,821)	(1)	(1,186,841)
PSA Laboratório Veterinário Ltda.	-	-	550	550	-	-	-	-	-	-	-		-
Quickfood S.A.	56,060	47,446	-	-	-	-	-	(717)	-	-	(447)		(553)
Sadia Alimentos S.A.	12,366	12,366	-	-	-	-	-	-	-	-	-		-
Sadia Chile S.A.	36,790	42,467	-	-	-	-	-	-	-	-	-		-
Sadia Uruguay S.A.	5,331	8,720	-	-	-	-	-	-	-	-	-		-
UP! Alimentos Ltda.	2,503	645	8,202	19,820	-	-	(21,382)	(15,227)	3,418	3,757	-		-
VIP S.A. Empreendimentos e Partic. Imob.	-	-	1,403	1,403	-	-	-	-	-	-	-		-
Wellax Foods Logistics C.P.A.S.U. Lda.	-	-	-	-	-	-	-	-	344	344	-		-
Hortigil Hortifruti S.A.	959	2,370	-	-	-	-	-	-	-	-	-		-
Instituto de Desenvolvimento Gerencial S.A.	-	-	-	-	-	-	-	-	-	-	(544)		(2,088)
Total	3,339,418	3,033,236	10,155	23,138	(35,168)	(36,567)	(25,823)	(25,838)	36,696	40,197	(1,406,246)		(1,191,020)

(1)     The amount corresponds to advances for future export pre-payment.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Revenue		Financial results, net		Purchases
	03.31.16	03.31.15	03.31.16	03.31.15	03.31.16	03.31.15

Avex S.A.	11,775	193	-	-	(276)	(4,043)
BRF Foods GmbH	-	5,833	-	-	(49)	-
BRF Global GmbH	2,668,713	2,052,204	(431)	-	-	-
K&S Alimentos Ltda.	-	-	-	-	-	(32,725)
Perdigão International Ltd.	-	-	(17,111)	(12,371)	-	-
Quickfood S.A.	8,614	5,787	-	-	(382)	-
Sadia Chile S.A.	39,999	19,843	-	-	-	-
Al-Wafi Foods	25,909	-	-	-	-	-
Sadia Uruguay S.A.	3,511	3,992	-	-	-	-
UP! Alimentos Ltda.	3,410	3,638	-	-	(45,454)	(44,518)
Hortigil Hortifruti S.A. (1)	3,467	-	-	-	-	-
Instituto de Desenvolvimento Gerencial S.A. (1)	-	-	-	-	(3,326)	(1,740)
Indg Tecnologia e Servicos Ltda	-	-	-	-	-	(62)
Total	2,765,398	2,091,490	(17,542)	(12,371)	(49,487)	(83,088)

(1)       Entities on which BRF has no equity interest, but have relationship with the Board of Directors. Instituto de Desenvolvimento Gerencial S.A. provided advisory services related to strategic management and organizational restructure. BRF executed products sales to Hortigil Hortifruti S.A..

All companies disclosed in note 1.1 are controlled by BRF, except for UP! Alimentos, PP-BIO, PR-SAD, AKF and SATS BRF, which are associates or joint venture.

The Company also recorded a liability in the amount of R$7,896 (R$8,470 as of December 31, 2015) related to the fair value of the guarantees offered to BNDES concerning a loan made by the Instituto Sadia de Sustentabilidade.

Due to the acquisition of biodigesters from Instituto Sadia de Sustentabilidade, the Company has recorded a payable to this entity of R$28,553 included in other liabilities as of March 31, 2016 (R$30,628 as of December 31, 2015).

The Company entered into loan agreements with its subsidiaries. Below is a summary of the balances and rates charged for the transactions at the balance sheet date:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Counterparty			Balance	Interest rate (p.a.)
Creditor	Debtor	Currency	03.31.16

BRF GmbH	Federal Foods Qatar	US$	572,785	2.5%
Sadia Overseas Ltd.	BRF Global GmbH	US$	316,193	7.0%
BRF Global GmbH	BFF International Ltd.	US$	252,180	1.5%
BRF GmbH	BRF Foods GmbH	US$	212,719	1.2%
Sadia International Ltd.	Wellax Food Logistics	US$	200,960	1.5%
BRF GmbH	BRF Invicta	GBP	185,135	3.0%
Perdigão International Ltd.	BRF Global GmbH	US$	134,255	0.9%
BRF GmbH	BRF Holland B.V.	EUR	92,915	3.0%
BRF GmbH	BRF Foods LLC	US$	68,413	2.5%
BRF Holland B.V.	BRF B.V. (NL)	EUR	47,651	3.0%
Wellax Food Logistics	BRF GmbH	EUR	33,054	1.5%
Perdigão International Ltd.	BRF S.A	US$	28,677	0.8%
BRF Holland B.V.	BRF GmbH	EUR	16,510	1.5%
BRF GmbH	AL Wafi	US$	10,450	1.2%
BRF GmbH	BRF Global GmbH	EUR	8,793	1.5%
BRF GmbH	BRF Singapore	SGD	5,348	1.5%
Perdigão International Ltd.	BRF Foods LLC	US$	4,327	1.0%
BRF Holland B.V.	BRF Wrexam	GBP	2,834	3.0%
BRF GmbH	BRF Foods LLC	US$	2,506	1.6%
Wellax Food Logistics	BRF Foods LLC	US$	2,134	7.0%
BRF Holland B.V.	BRF Iberia	EUR	1,845	3.0%

30.2.     Other Related Parties

The Company has leased properties owned by FAF. For the three month period ended March 31, 2016, the total amount paid as rent was R$3,638 (R$2,187 as of March 31, 2015). The rent value was set based on market conditions.

30.3.     Granted guarantees

All granted guarantees on behalf of related parties are disclosed in note 20.2.

30.4.     Management compensation

The management key personnel include the directors and officers, members of the Board of Directors and the head of internal audit. As of March 31, 2016, there were 27 professionals (27 professionals as of December 31, 2015).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The total compensation and benefits paid to these professionals are demonstrated below:

	Consolidated
	03.31.16	03.31.15
Salary and profit sharing	9,239	11,080
Short term benefits	199	231
Private pension	203	182
Post-employment benefits	46	46
Termination benefits	1,909	10,641
Share based payment	3,281	2,856
	14,877	25,036

(1)     Comprises:  Medical assistance, reimbursement of educational expenses and others.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

31.         NET SALES

	Parent company		Consolidated
	03.31.16	03.31.15	03.31.16	03.31.15
Gross sales
Brazil	4,358,417	4,449,048	4,358,417	4,456,363
Europe	592,051	461,404	1,019,294	665,160
MENA	1,234,874	896,747	1,777,149	1,433,259
Africa	158,605	122,768	177,052	166,357
Asia	786,046	527,228	1,091,385	756,774
LATAM	136,425	71,468	533,674	440,695
Other segments	256,299	190,208	381,479	175,980
	7,522,717	6,718,871	9,338,450	8,094,588

Sales deductions
Brazil	(817,771)	(830,523)	(817,762)	(830,407)
Europe	(7,293)	(7,939)	(61,397)	(43,079)
MENA	(19,553)	(5,864)	(193,402)	(89,784)
Africa	(3,366)	(951)	(966)	(10,474)
Asia	(32,580)	(5,645)	(20,218)	(12,039)
LATAM	(1,086)	(494)	(95,942)	(47,165)
Other segments	(26,076)	(14,577)	(28,433)	(13,295)
	(907,725)	(865,993)	(1,218,120)	(1,046,243)

Net sales
Brazil	3,540,646	3,618,525	3,540,655	3,625,956
Europe	584,758	453,465	957,897	622,081
MENA	1,215,321	890,883	1,583,747	1,343,475
Africa	155,239	121,817	176,086	155,883
Asia	753,466	521,583	1,071,167	744,735
LATAM	135,339	70,974	437,732	393,530
Other segments	230,223	175,631	353,046	162,685
	6,614,992	5,852,878	8,120,330	7,048,345

32.         RESEARCH AND DEVELOPMENT COSTS

Consist of expenditures on internal research and development of new products which are recognized when incurred. The expenditures amounted to R$11,359 for the three-month period ended March 31, 2016 (R$17,711 as of March 31, 2015).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

33.         OTHER OPERATING INCOME (EXPENSES), NET

	Parent company		Consolidated
	03.31.16	03.31.15	03.31.16	03.31.15
Income
Recovery of expenses (1)	26,853	1,388	27,598	1,507
Provision reversal	1,085	-	1,085	-
Other	15,962	12,534	17,868	13,501
	43,900	13,922	46,551	15,008

Expenses
Provision for civil, labor and tax risks	(20,339)	(11,963)	(20,339)	(11,963)
Other employees benefits	(15,525)	(17,385)	(15,808)	(17,385)
Idleness costs (2)	(7,538)	(33,115)	(13,932)	(41,657)
Insurance claims costs	(7,603)	(8,381)	(7,575)	(8,368)
Net loss on the disposals of property, plant and equipment	(5,874)	(11,256)	(5,461)	(9,886)
Employees profit sharing	-	(76,371)	(5,418)	(105,543)
Allowance for doubtful accounts	(2,225)	-	(2,206)	-
Stock options plan	(1,909)	(4,926)	(1,909)	(4,926)
Management profit sharing	(3,529)	(12,267)	-	(12,762)
Restructuring charges	-	(31,998)	-	(34,685)
Other	(13,141)	(37,777)	(20,326)	(40,824)
	(77,683)	(245,439)	(92,974)	(287,999)
	(33,783)	(231,517)	(46,423)	(272,991)

(1)     The expenses recorded in the three month period ended March 31, 2016 refer mainly to extemporaneous credit in the amount of R$18,977.

(2)     Idleness cost includes depreciation charge R$3,453 (R$6,353 for the three month period ended March 31, 2015) in the parent company and R$3,783 (R$6,554 for the three month period ended March 31, 2015) in the consolidated.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

34.         FINANCIAL INCOME (EXPENSES), NET

	Parent company		Consolidated
	03.31.16	03.31.15	03.31.16	03.31.15
Financial income
Exchange rate variation on loans and financing	657,294	-	657,145	-
Exchange rate variation on liabilities	205,002	-	132,761	-
Interest on assets	95,885	67,166	96,479	68,970
Interest on cash and cash equivalents	12,868	35,035	34,166	45,072
Interests on financial assets classified as
Held to maturity	21,703	7,026	21,703	7,026
Held for trading	6,416	7,782	10,817	7,782
Available for sale	-	-	-	3,165
Exchange rate variation on other assets	-	412,343	-	715,784
Gains from derivative transactions, net	-	282,564	-	345,456
Exchange rate variation of foreign on net assets	-	-	-	343,936
Exchange rate variation on marketable securities	-	18,921	-	336,248
Others	-	3,238	-	3,238
	999,168	834,075	953,071	1,876,677

Financial expenses
Losses on derivative transactions, net	(604,665)	-	(581,389)	-
Exchange rate variation of foreign on net assets (1)	-	-	(265,530)	-
Interest on loans and financing	(192,574)	(134,862)	(233,993)	(177,383)
Exchange rate variation on assets	(69,166)	-	(125,814)	-
Exchange rate variation on marketable securities	(485)	-	(105,685)	-
Adjustment to present value	(74,740)	(40,099)	(74,612)	(39,728)
Financial expenses on accounts payable	(67,028)	(11,044)	(67,028)	(11,044)
Interest on liabilities	(47,870)	(37,590)	(48,538)	(39,256)
Exchange rate variation on loans and financing	-	(959,705)	-	(959,719)
Exchange rate variation on other liabilities	-	(275,487)	-	(736,636)
Interest expenses on loans to related parties	(17,542)	(12,370)	-	-
Others	(31,268)	(6,115)	(54,772)	(20,456)
	(1,105,338)	(1,477,272)	(1,557,361)	(1,984,222)
	(106,170)	(643,197)	(604,290)	(107,545)

(1) Refers to investments in subsidiaries whose functional currency is Brazilian Real.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

35.         STATEMENT OF INCOME BY NATURE

The Company has chosen to disclose its statement of income by function and thus presents below the details by nature:

	Parent company		Consolidated
	03.31.16	03.31.15	03.31.16	03.31.15
Costs of sales
Costs of goods	3,597,135	3,008,184	4,377,704	3,218,793
Depreciation	281,737	253,127	303,870	260,618
Amortization	917	855	1,480	867
Salaries and employees benefits	776,919	673,864	863,297	742,701
Others	505,137	491,646	543,254	661,685
	5,161,845	4,427,676	6,089,605	4,884,664

Sales expenses
Depreciation	12,545	15,085	13,549	15,640
Amortization	1,985	1,431	4,126	2,884
Salaries and employees benefits	212,108	212,023	290,519	253,930
Indirect and direct logistics expenses	433,584	469,257	554,061	523,808
Others	252,641	223,267	345,365	287,337
	912,863	921,063	1,207,620	1,083,599

Administrative expenses
Depreciation	2,912	2,136	5,084	7,277
Amortization	18,256	13,596	40,509	22,990
Salaries and employees benefits	26,316	44,584	60,648	65,348
Fees	7,685	6,650	7,718	6,709
Others	13,644	994	19,836	5,217
	68,813	67,960	133,795	107,541

Other operating expenses (1)
Depreciation	3,453	6,353	3,783	6,554
Others	74,230	239,086	89,191	281,445
	77,683	245,439	92,974	287,999

(1)     The composition of other operating expenses is disclosed in note 33.

36.         NEW ACCOUNTING STANDARDS AND PRONOUNCEMENTS RECENTLY ADOPTED

During the three-month period ended March 31, 2016, the Company has not been required to adopted new accounting standards and pronouncements, though it’s necessary to read this interim financial statement in conjunction with the financial statements for the year ended December 31, 2015 in order to obtain the detail of recently adopted standards.

37.         NEW ACCOUNTING STANDARDS AND PRONOUNCEMENTS NOT YET ADOPTED

During the three-month period ended March 31, 2016, the Company has not been required to adopted new accounting standards and pronouncements, though it’s necessary to read this interim financial statement in conjunction with the financial statements for the year ended December 31, 2015 in order to obtain the detail of recently issued but not yet adopted standards.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

38.         SUBSEQUENT EVENTS

38.1.     Business combination – Eclipse Holding Cooperatief UA (“Eclipse”)

On December 01, 2015, BRF announced to the market that it has signed a binding offer with Pampa Agribusiness Fund L.P. and Pampa Agrobusiness Follow-on Fund L.P. for the acquisition of the total shares issued by Eclipse (“transaction”), a Dutch entity that controls Campo Austral.

On April 14, 2016 the conditions precedent were fulfilled, and BRF, through its controlled subsidiaries BRF Gmbh and BRF Holland B.V., concluded the first step of the transaction, acquiring 50% of equity interest in the amount of US$41,000 (equivalent to R$144,017), paid in cash. The amount should be further adjusted according to certain conditions set out in the agreement.

On the same date, the amount of US$34,500 was deposited in an escrow account, which will be released to the seller in the second step of the transaction, when BRF will acquire the remaining part of the equity interest, limited to conclude until December 29, 2016.

38.2.     Shares purchase agreement with Globosuínos Agropecuária S.A. (“Globosuínos”)

On April 08, 2016, BRF announced to the Market that it has signed an agreement for the acquisition of the total shares of a limited company to be constituted by Globosuínos (“transaction”), which, on the transaction closing date, will hold certain assets currently held by Globosuínos.

These assets include a Piglets Production Facility (UPL) and 7,500 sows.

Subject to the satisfaction of the conditions precedent set forth in the agreement, which includes the approval from the Administrative Council for Economic Defense – CADE, the parties will execute the documents providing for the acquisition in the total amount of R$20,200.

38.3.     Issuance of Certificates of Agribusiness Receivables (“CRA”)

On April 20, 2016, BRF announced to the Market that it has completed the Public Distribution Offering of the 1st Series of the 9th Issuance of Certificates of Agribusiness Receivables of Octante Securitizadora S.A. ("Securitization Company"), in the total amount of R$1,000,000 net of interest, with a coupon of 96.50% p.a. of the DI rate. The CRAs arise from the Company’s exports contracted with BRF Global GmbH and were assigned to the Securitization Company.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

38.4.     Purchase agreement with Al Khan Foodstuff LLC (“AKF”)

On April 25, 2016, BRF announced to the market that, through its wholly-owned subsidiary BRF GmbH, has signed a purchase agreement with AKF for the acquisition of the remaining economic interest of 60%.

Subject to the satisfaction of the conditions precedent set forth in the agreement, the transaction totaled US$32.584.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

39.         APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements were approved by the Board of Directors on April 28, 2016.

BOARD OF DIRECTORS

Chairman (Independent)	Abilio dos Santos Diniz
Vice-Chairman (Independent)	Renato Proença Lopes
Independent Member	Henri Phelippe Reichstul
Board Member	José Carlos Reis de Magalhães Neto
Independent Member	Luiz Fernando Furlan
Independent Member	Manoel Cordeiro Silva Filho
Board Member	Aldemir Bendini
Independent Member	Walter Fontana Filho
Board Member	Vicente Falconi Campos

FISCAL COUNCIL

Independent Member	Attilio Guaspari
Board Members	Marcus Vinicius Dias Severini
Independent Member	Reginaldo Ferreira Alexandre
AUDIT COMITTÊE
Comittee Coordinator	Sérgio Ricardo Silva Rosa
Independent Member	Walter Fontana Filho
External Member and Financial Specialist	Fernando Maida Dall Acqua
Independent Member	Renato Proença Lopes

BOARD OF EXECUTIVE OFFICERS

Chief Executive Officer Global	Pedro de Andrade Faria
Vice President of Finance, and Investor Relations	José Alexandre Carneiro Borges
Vice President of Quality and Management	Rodrigo Reghini Vieira
Vice President de Supply Chain	Hélio Rubens Mendes dos Santos
Vice President of Legal and Corporate Relationships	José Roberto Pernomian Rodrigues
Vice President of People	Artur Tacla
Vice President of Business (General Manager Brazil)	Rafael Ivanisk
Vice President of Business (General Manager Brazil)	Leonardo Byrro
Vice President of Business (General Manager LATAM)	Jorge Lima
Vice President of Business (General Manager MENA)	Patrício Santiago Rohner
Vice President of Business (General Manager Europe)	Colin Norton
Vice President of Business (General Manager Asia)	Simon Cheng
Vice President of Business (General Manager Africa)	Olavo Cunha

Marcos Roberto Badollato Controller	Joloir Nieblas Cavichini Accountant – CRC 1SP257406/O-5

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. Breakdown of the Capital by Owner

The shareholding position of the largest shareholders, management, members of the Board of Directors and Audit Committee of the Company is presented below (not reviewed):

	03.31.16		12.31.15
Shareholders	Quantity	%	Quantity	%
Major shareholders
Tarpon	97,032,185	11.94	91,529,085	10.49
Fundação Petrobras de Seguridade Social - Petros (1)	94,549,299	11.64	94,549,299	10.84
Caixa de Previd. dos Func. Do Banco do Brasil (1)	86,506,252	10.65	87,573,052	10.04
BlackRock, Inc	40,736,990	5.01	43,444,596	4.98
Management
Board of Directors	35,818,939	4.41	35,818,939	4.11
Executives	64,636	0.01	73,297	0.01
Treasury shares	5,829,701	0.72	62,501,001	7.16
Other	451,935,244	55.62	456,983,977	52.37
	812,473,246	100.00	872,473,246	100.00

(1)         The pension funds are controlled by employees that participate in the respective companies.

The shareholding position of the controlling shareholders that belong to the voting agreement and/or holders of more than 5% of the voting stock are presented below (not reviewed):

	03.31.16		12.31.15
Shareholders	Quantity	%	Quantity	%
Tarpon	97,032,185	11.94	91,529,085	10.49
Fundação Petrobras de Seguridade Social - Petros (1)	94,549,299	11.64	94,549,299	10.84
Caixa de Previd. dos Func. Do Banco do Brasil (1)	86,506,252	10.65	87,573,052	10.04
BlackRock, Inc	40,736,990	5.01	43,444,596	4.98
	318,824,726	39.24	317,096,032	36.35
Other	493,648,520	60.76	555,377,214	63.65
	812,473,246	100.00	872,473,246	100.00

(1)         The pension funds are controlled by employees that participate in the respective companies.

The Company is bound to arbitration in the Market Arbitration Chamber, as established by the arbitration clause in the by-laws.

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

Independent auditor’s report on review of quarterly financial information

The Shareholders and Officers

BRF S.A.

Itajaí - SC

Introduction

We have reviewed the accompanying individual and consolidated interim financial information of BRF S.A. (“Company”), contained in the Quarterly Information Form (ITR) for the quarter ended March 31, 2016, which comprise the balance sheet as at March 31, 2016 and the related statements of income, comprehensive income, changes in equity and cash flows for the three-month period then ended, including other explanatory information.

Management is responsible for the preparation of individual and consolidated interim financial information in accordance with Accounting Pronouncement CPC 21 (R1) - Demonstração Intermediária and International Accounting Standard IAS 34 - Interim Financial Reporting, issued by the International Accounting Standards Board (IASB), as well as for the presentation of this information in a manner consistent with the standards issued by the Brazilian Securities and Exchange Commission (CVM) applicable to the preparation of the Quarterly Information Form (ITR). Our responsibility is to express a conclusion on this interim financial information based on our review.

Scope of the review

We conducted our review in accordance with Brazilian and International Standards on Review Engagements (NBC TR 2410 Revisão de Informações Intermediárias Executada pelo Auditor da Entidade) and ISRE 2410 - Review of Interim Financial Information Performed by the Independent Auditor of the Entity). A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Brazilian and International Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion on the interim financial information

Based on our review, nothing has come to our attention that causes us to believe that the accompanying individual and consolidated interim financial information included in the quarterly information referred to above is not prepared, in all material respects, in accordance with CPC 21 (R1) and IAS 34, applicable to the preparation of quarterly financial information (ITR), consistently with the rules issued by the CVM.

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

Other matters

Statements of value added

We have also reviewed the individual and consolidated statements of value added for the three-month period ended March 31, 2016, prepared under the responsibility of  the Company’s management, the presentation of which in the interim financial information is required by the rules issued by the CVM applicable to preparation of Quarterly Financial Information (ITR), and considered as supplementary information under IFRS – International Financial Reporting Standards, which does not require the presentation of the statement of value added. These statements have been subject to the same review procedures previously described and, based on our review, nothing has come to our attention that causes us to believe that they are not prepared, in all material respects, in a manner consistent with the overall individual and consolidated interim financial information.

São Paulo, April 28, 2015.

ERNST & YOUNG

Auditores Independentes S.S.

CRC-2SP015199/F-6

Antonio Humberto Barros dos Santos

Accountant CRC-1SP161745/O-3

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2016 – BRF S.A. OPINION OF THE AUDIT COMMITTEE

The Audit Committee of BRF S.A., in fulfilling its statutory and legal duties, reviewed:

(i)     the quarterly financial information (parent company and consolidated) for the three month period ended on March 31, 2016;

(ii)    the Management Report; and

(iii)  opinion report issued by Ernst & Young Auditores Independentes S.S.

Based on the documents reviewed and on the explanations provided, the members of the Audit Committee, undersigned, issued an opinion for the approval of the financial information identified above.

São Paulo, April 28, 2016.

Sergio Ricardo Silva Rosa

Committee Coordinator

Walter Fontana Filho

Independent Member

Fernando Maida Dall Acqua

External Member and Financial Specialist

Renato Proença Lopes

Independent Member

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2016 – BRF S.A.

STATEMENT OF EXECUTIVE BOARD ON THE QUARTELY FINANCIAL INFORMATION AND INDEPENDENT AUDITOR’S REPORT ON REVIEW OF INTERIM FINANCIAL INFORMATION

In compliance with the dispositions of sections V and VI of article 25 of CVM Instruction No. 480/09, the executive board of BRF S.A., states:

(i)     reviewed, discussed and agreed with the Company's quarterly financial information for the three month period ended on March 31, 2016, and

(ii)    reviewed, discussed and agreed with conclusions expressed in the review report issued by Ernst & Young Auditores Independentes S.S. for the Company's quarterly financial information for the three month period  ended on March 31, 2016.

São Paulo, April 28, 2016.

Pedro de Andrade Faria

Chief Executive Officer Global

José Alexandre Carneiro Borges

Vice President of Finance and Investor Relations

Rodrigo Reghini Vieira

Vice President of Quality and Management

Hélio Rubens Mendes dos Santos

Vice President of Supply Chain

José Roerto Pernomian Rodrigues

Vice President of Legal and Corporate Relationships

Artur Tacla

Vice President of People